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                                                                    Exhibit 10.6


                                 PREFERRED STOCK


                               PURCHASE AGREEMENT


                                  BY AND AMONG


                     TRANSACTION INFORMATION SYSTEMS, INC.,


                               THE SHAREHOLDERS OF
                     TRANSACTION INFORMATION SYSTEMS, INC.,


                         GS CAPITAL PARTNERS III, L.P.,
                     GS CAPITAL PARTNERS III OFFSHORE, L.P.
                      GOLDMAN, SACHS & CO. VERWALTUNGS GmbH
                        STONE STREET FUND 1998, L.P. AND
                          BRIDGE STREET FUND 1998, L.P.
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. Issuance and Sale of the Series A Preferred Stock..............    2
       1.1. The Purchase..................................................    2
       1.2. The Use of Proceeds from the Purchase.........................    2
       1.3. Pro Rata Redemption; Option Cashout...........................    3
       1.4. The Closing ..................................................    3
       1.5. Actions at the Closing........................................    3
       1.6. Deliveries at the Closing.....................................    5
       1.7. Dividend .....................................................    5
       1.8. Shareholders Equity Adjustment................................    6
       1.9. Post-Closing Adjustment.......................................    8
       1.10. Additional Issuances; Purchase Price Adjustment..............   12

SECTION 2. Representations and Warranties of the Corporation..............   13
       2.1. Organization and Good Standing; Power and Authority;
                 Qualifications...........................................   13
       2.2. Authorization of the Documents................................   13
       2.3. Capitalization................................................   14
       2.4. Authorization and Issuance of Capital Stock...................   15
       2.5. Subsidiaries..................................................   16
       2.6. Financial Statements..........................................   17
       2.7. Absence of Undisclosed Liabilities............................   17
       2.8. Absence of Changes............................................   18
       2.9. No Conflict...................................................   19
       2.10. Agreements ..................................................   19
       2.11. Intellectual Property Matters................................   20
       2.12. "Year 2000.".................................................   22
       2.13. Corporate Minute Books.......................................   22
       2.14. Personal Property; Real Property.............................   22
       2.15. Employee Benefit Plans.......................................   24
       2.16. Labor Relations; Employees...................................   26
       2.17. Litigation; Orders...........................................   27
       2.18. Compliance with Laws; Permits................................   27
       2.19. Commissions, Etc.............................................   27
       2.20. Offering Exemption...........................................   28
       2.21. Related Transactions.........................................   28
       2.22. Taxes .......................................................   29
       2.23. Consents ....................................................   31
       2.24. Insurance ...................................................   31
       2.25. Brokers .....................................................   31


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       2.26. Suppliers and Customers......................................   31
       2.27. Investment Banking Services..................................   32
       2.28. Suitability..................................................   32
       2.29. Use of Proceeds..............................................   32
       2.30. Disclosure ..................................................   32
       2.31. Contribution of TIS Equipment Stock..........................   32
       2.32. Closing Actions..............................................   33

SECTION 3. Representations and Warranties of Each Investor................   33

SECTION 4. Certain Covenants..............................................   34
       4.1. Access to Records.............................................   34
       4.2. Financial Reports.............................................   34
       4.3. System of Accounting..........................................   36
       4.4. Maintenance of Corporate Existence, Etc.......................   37
       4.5. Compliance with Laws..........................................   37
       4.6. Maintenance of Properties and Leases..........................   37
       4.7. Insurance ....................................................   37
       4.8. Licenses and Permits..........................................   37
       4.9. Employee Nondisclosure Agreements.............................   37
       4.10. Disclosure of Investment.....................................   38
       4.11.  Restrictive Covenant........................................   38
       4.12.  Change in Tax Accounting Method.............................   38
       4.13.  TIS Equipment Options.......................................   39

SECTION 5. Certain Taxes .................................................   39

SECTION 6. Legends; Exchanges; Lost, Stolen or Mutilated Certificates.....   39

SECTION 7. Survival of Representations, Warranties, Agreements and
               Covenants, Etc.............................................   41

SECTION 8. Expenses ......................................................   41

SECTION 9. Indemnification................................................   41
       9.1. General Indemnification.......................................   42
       9.2. Indemnification Principles....................................   43
       9.3. Claim Notice..................................................   43

SECTION 10. Special Indemnification of the Corporation....................   44

SECTION 11. Appointment of Agent for the Existing Stockholders............   45

SECTION 12. Remedies .....................................................   46


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SECTION 13. Further Assurances............................................   46

SECTION 14. Successors and Assigns........................................   46

SECTION 15. Entire Agreement..............................................   47

SECTION 16. Notices ......................................................   47

SECTION 17. Amendments; Enforcement.......................................   49

SECTION 18. Counterparts .................................................   49

SECTION 19. Headings .....................................................   49

SECTION 20. Nouns and Pronouns............................................   49

SECTION 21. Governing Law ................................................   50

SECTION 22. Severability .................................................   50


                                    - iii -
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Schedules

Schedule 1.2                           Option Cashout

Schedule 1.3                           Pro Rata Percentage

Schedule 1.7                           Shareholder Allocation

Schedule 2.1                           Qualifications in Certain Jurisdictions

Schedule 2.3(a)/(b)                    Capitalization

Schedule 2.5                           TIS and SSN Options

Schedule 2.7                           Liabilities

Schedule 2.8                           Adverse Changes

Schedule 2.10                          Agreements

Schedule 2.11                          Intellectual Property Matters

Schedule 2.11(a)                       Intellectual Property Rights

Schedule 2.11(b)                       Third Party Intellectual Property Rights

Schedule 2.14(a)/(b)                   Personal Property, Real Property

Schedule 2.15/(a)                      Employee Benefits Matters

Schedule 2.16                          Labor

Schedule 2.17                          Litigation

Schedule 2.18                          Compliance with Laws, Permits

Schedule 2.19                          Commissions, Etc.

Schedule 2.21(a)                       Related Transactions

Schedule 2.22(a)/(b)(i)/(b)(ii)/(d)    Taxes

Schedule 2.23                          Consents

Schedule 2.24                          Insurance

Schedule 2.27                          Investment Banking Services

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Exhibits

Exhibit A             Form of Dividend Notes

Exhibit B             Form of Option Purchase Agreement

Exhibit C             Form of Notes

Exhibit D             Form of Stockholders Agreement

Exhibit E             Form of Registration Rights Agreement

Exhibit F             Form of Amendment to Certificate of Incorporation

Exhibit G             Form of Certificate of Designations

Exhibit H             Form of Amended By-Laws

Exhibit I             Form of Corporation Secretary's Certificate

Exhibit J             Form of Opinion of Counsel to the Corporation

Exhibit K             Form of Employee Nondisclosure Agreements

Exhibit L             Investor Purchase Option Agreements

Exhibit M             Existing Stockholder Purchase Option Agreement


Annexes

Annex I               List of Existing Stockholders

Annex II              List of Investors

Annex III             List of Shares Being Repurchased


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                             INDEX OF DEFINED TERMS

Term                                                               Section
----                                                               -------

AAA Amount.........................................................Recitals

Accounting Firm.........................................................2.6

Accredited Investor....................................................3(e)

Actual Income........................................................1.9(i)

Adjusted Shareholders Equity.........................................1.8(a)

Agent for the Existing Stockholders......................................11

Aggregate Redemption Price..............................................1.3

Arbitrator...........................................................1.8(c)

Benefit Plan........................................................2.15(a)

Bridge 1998........................................................Preamble

By-Laws..............................................................1.5(h)

Cash Payment............................................................1.3

Certificate of Designations..........................................1.5(g)

Certificate of Incorporation.........................................1.5(g)

Claim Notice............................................................9.3

Closing.................................................................1.4

Closing Actions.........................................................1.5

Closing Date............................................................1.4

Code...............................................................Recitals

Common Stock.......................................................Recitals

Contract............................................................2.10(a)

Contribution.........................................................1.5(b)

Conversion Shares....................................................2.3(b)

Corporation........................................................Preamble

Dividend...........................................................Recitals

Dividend Amount....................................................Recitals

Dividend Notes.....................................................Recitals

Documents............................................................1.5(e)

Employee............................................................2.15(a)

Employee Agreement..................................................2.15(a)

Employee Nondisclosure Agreements......................................2.16

Encumbrances........................................................2.14(a)

Environmental Laws..................................................2.14(c)

ERISA...............................................................2.15(a)

Exchange Act........................................................2.21(a)

Existing Options.................................................2.3(a)(ii)


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Existing Stockholders..............................................Preamble

FGM Audited Financial Statements........................................2.6

Final Post-Closing Statement.........................................1.8(d)

Final Shareholders Equity Amount.....................................1.8(d)

Fully Diluted Basis.....................................................1.1

GAAP.................................................................1.8(a)

GS Germany.........................................................Preamble

GSCP...............................................................Preamble

GSCP Offshore......................................................Preamble

Hazardous Substances................................................2.14(c)

HMO ................................................................2.15(e)

Hurdle Amount........................................................1.9(i)

Income Excess Percentage.............................................1.9(i)

Income Shortfall Percentage..........................................1.9(i)

Income Target........................................................1.9(i)

Indemnitors.............................................................9.1

Initial Amount..........................................................1.1

Intellectual Property Rights........................................2.11(c)

Investor Indemnitee.....................................................9.1

Investor(s)........................................................Preamble

Law ....................................................................2.9

Leased Real Property................................................2.14(b)

Litigation.............................................................2.17

Losses..................................................................9.2

Management Letter....................................................4.2(a)

Management Options...............................................2.3(a)(ii)

Material Adverse Effect.................................................2.8

Measurement Period...................................................1.9(i)

Monthly Financials...................................................4.2(a)

Negative Amount......................................................1.8(f)

Note Amount.............................................................1.3

Notes...................................................................1.3

Option Cashout..........................................................1.2

Option Cashout Amount...................................................1.2

Permitted Encumbrances..............................................2.14(a)

Post-Closing Financials..............................................1.9(b)

Post-Closing Statement...............................................1.8(a)

Preferred Stock...................................................2.3(a)(i)

Pro Rata Percentage.....................................................1.3

Pro Rata Redemption.....................................................1.2

Purchase................................................................1.1


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Purchase Price..........................................................1.1

PW Audited Financial Statements.........................................2.6

Quarterly Financials.................................................4.2(b)

Registration Rights Agreement........................................1.5(e)

Sales Transaction....................................................1.9(i)

SEC .................................................................4.2(d)

Securities Act.........................................................2.20

Series A Preferred Stock...........................................Recitals

Share Percentage..................................................1.9(a)(i)

Shareholders Equity Amount...........................................1.8(a)

Software............................................................2.11(c)

Stockholders Agreement...............................................1.5(d)

Stone 1998.........................................................Preamble

Tax Return..........................................................2.22(e)

Tax(es).............................................................2.22(e)

Third Party Intellectual Property Rights............................2.11(c)

TIS Entities..............................................................2

TIS Entity................................................................2

TIS Equipment........................................................1.5(b)


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                      TRANSACTION INFORMATION SYSTEMS, INC.

                       PREFERRED STOCK PURCHASE AGREEMENT


                  AGREEMENT, dated as of September 4, 1998, by and among TRANSACTION INFORMATION SYSTEMS, INC., a corporation formed under the laws of the State of Delaware (the "Corporation"), GS CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("GSCP"), GS CAPITAL PARTNERS III OFFSHORE, L.P. ("GSCP Offshore"), GOLDMAN, SACHS & CO. VERWALTUNGS GMBH ("GS Germany"), STONE STREET FUND 1998, L.P. ("Stone 1998" ), BRIDGE STREET FUND 1998, L.P. ("Bridge 1998," collectively with GSCP, GSCP Offshore, GSCP Germany and Stone 1998, the "Investors," each individually referred to as an "Investor") and the Existing Stockholders listed in Annex I hereto (the "Existing Stockholders").

                              W I T N E S S E T H:

                  WHEREAS, on the day immediately prior to the date hereof, the Corporation has (a) declared a dividend (the "Dividend") payable to the Existing Stockholders, upon the terms in the board resolutions relating thereto, in an aggregate amount (the "Dividend Amount" ), equal to the lesser of (i) $4,500,000, or (ii) the aggregate amount of the Corporation's accumulated adjustments account (as defined in Section 1368(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) as of the close of business on the day immediately prior to the date hereof, computed as if the previous distributions during 1998 of an aggregate of $503,000 to certain of the Existing Stockholders had not been made (the "AAA Amount" "), and (b) issued the Dividend Notes;

                  WHEREAS, $503,000 of the Dividend has been previously paid to certain of the Existing Stockholders by the Corporation, and the remainder of the Dividend was paid by means of and in the form of the issuance by the Corporation to the Existing Stockholders, on the day immediately prior to the date hereof (as defined below), of subordinated notes, each substantially in the form of Exhibit A hereto (the "Dividend Notes") each with a principal amount determined as set forth herein with respect to each Existing Stockholder; and

                  WHEREAS, the Corporation wishes to sell to the Investors and the Investors wish to purchase from the Corporation shares of newly issued Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), the terms of which will be set forth in the Certificate of Designations; and a portion of the proceeds from such sale will be used to purchase certain shares of

Common Stock of the Corporation, par value $.01 per share ("Common Stock"), held by the Existing Stockholders.

                  ACCORDINGLY, the parties hereto hereby agree as follows:


         SECTION 1. Issuance and Sale of the Series A Preferred Stock.

         1.1. The Purchase. At the Closing the Investors shall purchase from the Corporation, and the Corporation shall sell to the Investors (as set forth on Annex II hereto), an aggregate of 6,549,788 shares of Series A Preferred Stock (the "Purchase") at a purchase price of $7.6339 per share and an aggregate purchase price of $50,000,000 (the "Purchase Price"). Following the Purchase, the Pro Rata Redemption and the Option Cashout, but prior to any adjustment pursuant to Section 1.9, the Investors shall own 29.2% (the "Initial Amount") of the shares of Common Stock on a fully diluted basis (i.e., assuming (i) the conversion of all convertible securities and the exercise of all outstanding options and warrants as of the Closing, and (ii) the issuance of 165,000 shares of Common Stock reserved for issuance upon the future granting of 165,000 stock options under the Corporation's stock option plan ("Fully Diluted Basis")).

         1.2. The Use of Proceeds from the Purchase. The Corporation shall use $45,500,000 in cash from the proceeds of the Purchase as funds in connection with (a) the cashout (the "Option Cashout"), on October 1, 1998, of certain of the Existing Options, in the amounts and from the holders thereof as set forth on Schedule 1.2, upon execution and delivery of the option purchase agreements, each substantially in the form of Exhibit B hereto, for an amount for each such option equal to (i) $6.15, multiplied by (ii) the number of shares of Common Stock covered by such option, for an aggregate amount of $1,368,375 for all such options (the "Option Cashout Amount" ); (b) the redemption, which shall take place immediately following the Closing, of Common Stock held by each Existing Stockholder of the Corporation on a pro rata basis (the "Pro Rata Redemption") in accordance with Section 1.3, the number of such shares being so redeemed being set forth opposite the name of each Existing Stockholder on Annex III hereto; and (c) the payment of the aggregate principal amount of the Dividend Notes. The remaining $4,500,000 in cash of the proceeds of the Purchase shall be used by the Corporation as funds for the repayment of indebtedness of the Corporation outstanding on the date hereof (excluding the Notes) or as working capital.

         1.3. Pro Rata Redemption; Option Cashout. Subject to Section 1.8(f), the aggregate redemption price to be paid to the Existing Stockholders for their shares of Common Stock redeemed pursuant to the Pro Rata Redemption, which will be paid immediately following the Closing, will be an amount (the "Aggregate Redemption

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Price") equal to: (i) cash (the "Cash Payment") in the amount equal to (a)
$40,500,000 minus (b) the Option Cashout Amount, and (ii) subordinated notes (the "Notes"), each substantially in the form attached as Exhibit C hereto, in an aggregate principal amount (the "Note Amount") equal to (A) $2,250,000 plus
(B) the Final Shareholders Equity Amount (which Final Shareholders Equity Amount may be a negative number), minus (C) the aggregate amount paid on the Dividend Notes after the date hereof, plus (D) if the AAA Amount is less than $3,253,000, the excess of $3,253,000 over the AAA Amount. In consideration of the shares of Common Stock redeemed from each Existing Stockholder pursuant to the Pro Rata Redemption, each Existing Shareholder shall receive a portion of the Cash Payment and a Note in a principal amount calculated by multiplying the Cash Payment and the Note Amount, respectively, by a fraction (the "Pro Rata Percentage"), for such Existing Stockholder as set forth on Schedule 1.3.

         1.4. The Closing. The closing of the transactions contemplated by the Purchase (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 on September 4, 1998 or on such other date as the Corporation and GSCP may mutually determine (such date, the "Closing Date").

         1.5. Actions at the Closing. Simultaneously with, or prior to, the execution and delivery of this Agreement, the following actions shall occur (the "Closing Actions"):

              (a) The Corporation shall issue the Notes in an aggregate principal amount equal to the Note Amount.

              (b) Each of the Existing Stockholders shall contribute (the "Contribution") all of their shares of capital stock of TIS Equipment Corp., a Delaware corporation ("TIS Equipment" ) to the Corporation with no consideration being paid for such shares.

              (c) Except as set forth on Schedule 2.5, each of the options of TIS Equipment will be canceled and each of the corresponding Existing Options shall be amended to increase the exercise price thereof by the exercise price of the corresponding TIS Equipment option.

              (d) A stockholders' agreement (the "Stockholders' Agreement" ) among the Corporation, the Investors and the Existing Stockholders, substantially in the form of Exhibit D hereto, shall be duly executed and delivered by the parties thereto.

              (e) A registration rights agreement (the "Registration Rights Agreement," together with this Agreement (including the exhibits hereto) and the Stockholders' Agreement, the "Documents" ) among the Corporation, the Investors and the Existing Stockholders, substantially in the form of Exhibit E hereto, shall be duly executed and delivered by the parties thereto.

              (f) Each TIS Entity shall deliver to the Investors long form certificates of good standing from the jurisdictions set forth on Schedule 2.1 under its name dated as of a date no earlier than five days prior to the Closing.

              (g) The Corporation shall deliver to the Investors a copy of (i) its amended certificate of incorporation (the "Certificate of Incorporation" ) certified by the Secretary of State of the State of Delaware, which Certificate of Incorporation shall have been duly amended by the filing of (A) the amendment to the Certificate of Incorporation, in the form of Exhibit F hereto, and (B) the Certificate of Designations on the Series A Preferred Stock (the "Certificate of Designations" ) in the form of Exhibit G hereto and (ii) a copy of the certificate of incorporation, certified as set forth above, of each of the TIS Entities other than the Corporation.

              (h) The Corporation shall deliver to the Investors a certified copy of (i) its amended by-laws (the "By-Laws"), which By-Laws shall have been duly amended by the amendment to the By-Laws, in the form of Exhibit H hereto and (b) the by-laws of each TIS Entity other than the Corporation.

              (i) The Corporation shall deliver to the Investors a certificate executed by its Secretary, substantially in the form of Exhibit I hereto, certifying (i) resolutions authorizing the transactions contemplated in the Documents and (ii) incumbency matters.

              (j) The Investors shall receive from Esanu Katsky Korins & Siger, LLP, counsel for the Corporation, an opinion addressed to the Investors, dated as of the Closing, satisfactory in form and substance to the Investors, which shall include the opinions set forth in Exhibit J hereto.

              (k) Joseph Gleberman and Randall Blumenthal shall have been elected to the board of directors of the Corporation and shall hold such position as of the date hereof.

              (l) All certificates representing shares of capital stock of the Corporation outstanding as of the date hereof shall bear the legends required pursuant to Section 6 hereof.

              (m) An option agreement (the "Existing Stockholder Purchase Option Agreement") among the Investors and the Existing Stockholders, substantially in the form of Exhibit M hereto, shall be duly executed and delivered by the parties thereto.

              (n) An option agreement (the "Investor Purchase Option Agreement") among the Investors and the Existing Stockholders, substantially in the form of Exhibit L hereto, shall be duly executed and delivered by the parties thereto.

         1.6. Deliveries at the Closing. At the Closing, the Corporation shall deliver to each Investor a certificate or certificates representing the shares of Series A Preferred Stock purchased by such Investor, registered in the name of such Investor or its nominee, against receipt at the Closing by the Corporation from the Investors of the Purchase Price, which shall be paid by wire transfer to an account designated at least one business day prior to the Closing Date by the Corporation.

         1.7. Dividend. On the day immediately prior to the day hereof, the Corporation (a) declared the Dividend payable to the Existing Stockholders in an amount equal to the Dividend Amount, and (b) paid that portion of the Dividend equal to the Dividend Amount minus $503,000 by means of and in the form of the issuance by the Corporation to the Existing Stockholders of the Dividend Notes. The Corporation shall pay at the Closing, using proceeds of the Purchase, $2,750,000 of the aggregate principal amount of the Dividend Notes (which aggregate principal amount shall be subject to adjustment after the Closing as set forth herein) to the Existing Shareholders in the amounts as set forth on
Schedule 1.7 with respect to each Existing Shareholder. The remaining aggregate principal amount of the Dividend Notes, if any, shall be determined and shall be payable following determination of the AAA Amount. In the event that the AAA Amount is less than or equal to $3,253,000, then the Dividend Notes shall be canceled and the Existing Stockholders shall be jointly and severally liable to pay to the Corporation an aggregate amount equal to the excess of $3,253,000 over the AAA Amount, each Existing Stockholder being primarily responsible for immediately paying to the Corporation an amount equal to (i) the excess of $3,253,000 over the AAA Amount, multiplied by (ii) such Existing Stockholder's Pro Rata Percentage. As soon as practicable after the Closing, the Corporation shall determine the AAA Amount using the closing of the books method (it being understood that if the AAA Amount is determined to be less than zero, it will be deemed to be zero for purposes of this Section 1.7).

         1.8. Shareholders Equity Adjustment. (a) As promptly as practicable, but in no event more than 45 days after the Closing Date, the Corporation shall cause its independent public accounting firm to prepare and deliver to the Investors a statement (the "Post-Closing Statement") setting forth in reasonable detail the accounting firm's calculation of the Shareholders Equity Amount. The "Shareholders Equity Amount" shall mean (i) Adjusted Shareholders Equity, minus (ii) $5,000,000. The "Adjusted Shareholders Equity" shall mean an amount equal to the shareholders equity of the TIS Entities on a consolidated basis as of the close of business on August 31, 1998, calculated in conformity with generally accepted accounting principles ("GAAP"), applied on a basis consistent with the accounting principles used in the preparation of the PW Audited Financial Statements except that such calculation shall (A) assume that the TIS Entities are taxed under Subchapter C (and not Subchapter S) of the Code and that an election was filed for TIS and SSN to use the accrual method of accounting for federal and all applicable state and local Tax purposes effective as of January 1, 1998; (B) exclude, in the aggregate, up to but no more than $1,600,000 of accruals and reserves for income Tax liabilities; (C) include accruals and reserves for Tax liabilities for any taxable period or portion thereof beginning on or after September 1, 1998 and ending on or prior to the date hereof, other than accruals and reserves for Tax liabilities arising by reason of the ordinary operations of the TIS Entities; (D) include as an asset the tax benefit to the Corporation resulting from the Corporation's deduction of the Option Cashout Amount for income Tax purposes, which asset shall be deemed to be equal to 44% of the Option Cashout Amount; (E) exclude as an asset, property and equipment, net; (F) exclude as a liability current and long-term obligations under capitalized leases; (G) calculate progress revenues receivables in the manner which is consistent with the methodologies used in calculating such receivables in the June 30, 1998 balance sheet contained in the PW Audited Financial Statements;
(H) exclude as a liability any accruals or reserves for fees and expenses payable (including, without limitation, fees and expenses payable pursuant to Section 8) by the Corporation in connection with the negotiation and preparation of the Documents and the documentation relating thereto; and (I) exclude the Dividend Notes to the extent otherwise includable as a liability.

              (b) From and after delivery of the Post-Closing Statement, the Investors and their independent accountants, if any, shall be permitted to examine the work papers and all back-up materials and memoranda used or generated in connection with the preparation of the Post-Closing Statement.

              (c) The Investors agree that the Post-Closing Statement and the computation of the Shareholders Equity Amount set forth therein shall be conclusive and binding upon the parties unless the Investors, within 30 days after the delivery to the Investors of such Post-Closing Statement, notify the Corporation in writing that the Investors dispute any of the amounts set forth therein, specifying the nature of the dispute and the basis therefor. The parties shall in good faith attempt to resolve any dispute, in which event the Post-Closing Statement and the computation of the Shareholders Equity Amount, as amended to the extent necessary to reflect the resolution of the dispute, shall be conclusive and binding upon the parties. If any such dispute cannot be resolved by the parties within ten days after the date of the notice of the dispute, it shall be referred to an arbitrator ("Arbitrator") who shall be a mutually satisfactory independent public accounting firm of a national stature, who shall consider only those amounts which the parties are unable to resolve. If the parties cannot agree to a mutually satisfactory independent public accounting firm of national stature, such accounting firm shall be appointed as Arbitrator by the President of the American Arbitration Association, upon the application of either party. The determination of the Arbitrator shall be conclusive and binding on each party. The fees of any arbitration (including the fees of the Arbitrator) pursuant to this clause shall be borne by the Corporation.

              (d) The Shareholders Equity Amount which is conclusive and binding on each party as set forth in Section 1.8(c) above shall be the "Final Shareholders Equity Amount," and the Post-Closing Statement, adjusted to reflect the Final Shareholders Equity Amount shall be the "Final Post-Closing Statement" which, subject to any re-computation pursuant to Section 10, shall be conclusive for all purposes of this Agreement; provided, however, that this sentence shall not limit the indemnification rights of the Investor Indemnities with respect to breaches of representations or warranties contained in this Agreement.

              (e) Promptly after (i) the Final Post-Closing Statement is conclusive and binding on the parties pursuant to Section 1.8(c) above, and (ii) the AAA Amount is determined, the Note Amount shall be calculated in accordance with the terms of the Notes using the Final Shareholders Equity Amount.

              (f) If the Note Amount, as calculated in accordance with Section 1.8(e), shall be zero or a negative number (the "Negative Amount"), (i) each Note shall be canceled and each Existing Stockholder shall immediately pay to the Corporation an amount equal to (A) the absolute value of the Negative Amount, multiplied by (B) such Existing Stockholder's Pro Rata Percentage; provided, however, that all the Existing Stockholders shall be jointly and severally liable to the Corporation for the absolute value of the Negative Amount, and (ii) the Aggregate Redemption Price shall be reduced by the Negative Amount. If the Note Amount, as calculated in accordance with Section 1.8(e), shall be positive, promptly after the final determination of the Note Amount and the full payment by each Existing Stockholder to the Corporation of any amount owing by such Existing Stockholder pursuant to Section 1.7, the Note Amount shall be paid in accordance with the terms of the Notes.

         1.9. Post-Closing Adjustment. (a) In the event that the Actual Income for the Measurement Period differs from the Income Target for such Measurement Period by more than the Hurdle Amount (as such terms are defined herein), then as an adjustment to the purchase price paid by the Investors per share of Series A Preferred Stock, the amount of shares of Series A Preferred Stock issued to the Investors shall be adjusted as follows:

                  (i) To the extent that Actual Income is greater than the Income Target by an amount in excess of the Hurdle Amount, the Investors shall return shares of Series A Preferred Stock in the amount, assuming that such adjustment has occurred simultaneously with the Purchase, such that the percentage of shares of Common Stock the Investors shall own on a Fully Diluted Basis following the Repurchase and Option Cashout, as adjusted hereto, will equal the Initial Amount decreased by a percentage of the Initial Amount equal to twice the Income Excess Percentage (the Initial Amount, as adjusted pursuant to this clause (i) or clause (ii) below, the "Share Percentage"). Notwithstanding the foregoing, the Investors shall not be required to return any such shares to the extent doing so would decrease their ownership on a Fully Diluted Basis by an amount in excess of ten percent (10%) of the Initial Amount, and in no event will the Share Percentage be less than 90% of the Initial Amount.

                  (ii) To the extent that the Income Target is greater than Actual Income by an amount in excess of the Hurdle Amount, the Investors shall be issued additional shares of Series A Preferred Stock in the amount, assuming that such adjustment has occurred simultaneously with the Purchase, such that the percentage of shares of Common Stock the Investors shall own on a Fully Diluted Basis following the Repurchase and Option Cashout, as adjusted hereto, will equal the Initial Amount increased by a percentage of the Initial Amount equal to twice the Income Shortfall Percentage. Notwithstanding the foregoing, the Investors shall not receive any such shares to the extent doing so would increase their ownership on a Fully Diluted Basis by an amount in excess of ten percent (10%) of the Initial Amount, and in no event will the Share Percentage be greater than 110% of the Initial Amount.

              (b) As promptly as practicable, but in no event more than 60 days after the end of the Measurement Period, the Corporation shall prepare and deliver to the Investors (i) balance sheets as of the end of such Measurement Period, together with statements of income, retained earnings and cash flows for such Measurement Period (the "Post-Closing Financials") prepared in accordance with GAAP, applied on a basis consistent with the accounting principles used in preparation of the PW Audited Financial Statements, and (ii) the computation of Actual Income for such Measurement Period.

              (c) From and after delivery of the Post-Closing Financials and the computation of Actual Income annexed thereto, the Investors and their independent accountants, if any, shall be permitted during the succeeding 30 day period to examine the work papers and all back-up materials and memoranda used or generated in connection with the preparation of the Post-Closing Financials and the computation of Actual Income.

              (d) The Investors agree that the preparation of the Post-Closing Financials and the computation of Actual Income annexed thereto shall be conclusive and binding upon the parties unless the Investors, within 30 days after the delivery to the Investors of such Post-Closing Financials, notify the Corporation in writing that the Investors dispute any of the amounts set forth therein, specifying the nature of the dispute and the basis therefor. The parties shall in good faith attempt to resolve any dispute, in which event the Post-Closing Financials and the computation of Actual Income, as amended to the extent necessary to reflect the resolution of the dispute, shall be conclusive and binding upon the parties. If any such dispute cannot be resolved by the parties within ten days after the date of the notice of the dispute, it shall be referred to an Arbitrator. If the parties cannot agree to a mutually satisfactory independent public accounting firm of national stature, such accounting firm shall be appointed as Arbitrator by the President of the American Arbitration Association, upon the application of either party. The determination of the Arbitrator shall be conclusive and binding on each party. The fees of any arbitration (including the fees of the Arbitrator) pursuant to this clause shall be borne by the Corporation.

              (e) Promptly after the final computation of Actual Income is binding on the parties pursuant to Section 1.9(d) above, the amount of shares of Series A Preferred Stock issued to the Investors shall be adjusted in accordance with Section 1.9(a) above.

              (f) If at the time of any required purchase price adjustment pursuant to Section 1.9(a) all shares of Series A Preferred Stock have been converted into shares of Common Stock, the Corporation shall promptly issue to the Investors, or the Investors shall promptly return to the Corporation, as the case may be, as an adjustment to the purchase price paid by the Investors per share of Series A Preferred Stock, an additional amount and kind of Common Stock equal to the amount and kind of Common Stock issuable upon the conversion (based on the conversion ratio in effect at the time the last shares of Series A Preferred Stock were converted into shares of Common Stock) of the amount of Series A Preferred Stock which would have been issued or returned, as the case may be, with respect to such purchase price adjustment pursuant to Section 1.9(a) if such purchase price adjustment had been made immediately prior to the time the last shares of Series A Preferred Stock were converted into shares of Common Stock.

              (g) Any adjustments to the Initial Amount and all additional shares of Series A Preferred Stock and Common Stock issued to the Investors pursuant to clause (i) of Section 1.9(a) shall be treated as if they were made and issued on the date hereof and shall reflect any dividends or other distributions which would have accrued or have been payable with respect to and the application of any anti-dilution, ratable treatment or similar provisions (as set forth in the Certificate of Incorporation, applicable law or otherwise) which would have been applicable to such shares of Series A Preferred Stock and Common Stock had they been issued on the date hereof.

              (h) Any shares of Series A Preferred Stock or Common Stock returned to the Corporation pursuant to clause (ii) of Section 1.9(a) shall be treated as if they were returned on the date hereof and the Investors shall reimburse the Corporation for any dividends or other distributions that have been made with respect to such returned shares of Series A Preferred Stock or Common Stock, as the case may be.

              (i) In connection with any issuance of Series A Preferred Stock pursuant to clause (i) of Section 1.9(a), the Corporation shall reserve a sufficient number of shares of Common Stock for issuance to the Investors upon the conversion of the shares of Series A Preferred Stock so issued. Any shares of Series A Preferred Stock or Common Stock issued to the Investors pursuant to this Section 1.9 shall, when issued, be validly issued and fully paid and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all Encumbrances.

              For purposes of this Section 1.9:

              "Actual Income" means the net income on the consolidated financial statements of the TIS Entities for such Measurement Period calculated in conformity with GAAP, applied on a basis consistent with the accounting principles used in the preparation of the PW Audited Financial Statements except that such calculation shall take into account that the TIS Entities are taxed under Subchapter C of the Code, plus (i) the amount of income Taxes (whether paid or deferred) of the TIS Entities which was deducted in determining net income, (ii) the amount of fees and expenses payable (including, without limitation, fees and expenses payable pursuant to Section 8) by the Corporation in connection with the negotiation and preparation of the Documents and the documentation relating thereto which was deducted in determining net income, and
(iii) the Option Cashout Amount and inputed interest, if any, on the Notes to the extent that such amounts were deducted in determining net income.

              "Income Excess Percentage" means the amount by which (a) the result, expressed as a percentage, of (Actual Income minus the Income Target) divided by (the Income Target) (b) exceeds five percent.

              "Income Shortfall Percentage" means the amount by which (a) the result, expressed as a percentage, of (Income Target minus Actual Income) divided by Income Target exceeds (b) five percent.

              "Income Target" means the targets for Actual Income for the Corporation as agreed to by the Corporation, the Existing Stockholders and the

Investors. The parties have agreed that the Income Targets for each of the Measurement Periods are as follows:

           Measurement Period
                  Ended:                                Income Target
           ------------------                           -------------
           Fourth Quarter 1998                           $ 3,300,000
           First Quarter 1999                            $ 6,700,000
           Second Quarter 1999                           $11,000,000
           Third Quarter 1999                            $16,000,000
           Fiscal Year 1999                              $19,000,000

               "Hurdle Amount" means an amount equal to the product of .05 and the Income Target.

               "Measurement Period" means the applicable period (determined as set forth below) for the measurement of Actual Income. If there is an IPO (as such term is defined in the Stockholders' Agreement) or a Sales Transaction prior to the end of fiscal year 1999, then the applicable period for the Measurement Period shall mean the period beginning with the fourth quarter of fiscal year 1998 and ending with the most recent fiscal quarter ended prior to the IPO or the consummation of the Sales Transaction (as the case may be). If there is no IPO or Sales Transaction prior to the end of fiscal year 1999, then the applicable period for the Measurement Period shall mean fiscal year 1999.

               "Sales Transaction" means a transaction (by way of merger, sale of stock or otherwise) pursuant to which all of the shares of Common Stock and securities convertible into, or exchangeable for, shares of Common Stock are sold or exchanged for cash or other property.

         1.10. Additional Issuances; Purchase Price Adjustment. (a) In addition to and without limitation of all other indemnities in this Agreement, in the event that at any time after the Closing the representation and warranty set forth in the last sentence of Section 2.3 is determined not to have been true when made, the Corporation shall issue to the Investors (on a pro rata basis), at no cost to the Investors, and as an adjustment to the purchase price paid by the Investors per share of Series A Preferred Stock, an additional amount of Series A Preferred Stock such that, if such issuance of additional Series A Preferred Stock were made at the Closing, such representation and warranty would have been true and accurate in all respects when made.

               (b) If at the time of any required purchase price adjustment pursuant to Section 1.10(a) all shares of Series A Preferred Stock have been converted into shares of Common Stock, the Corporation shall promptly issue to the Investors (on a pro rata basis), at no cost to the Investors and as an adjustment to the purchase price paid by the Investors per share of Series A Preferred Stock, an additional amount and kind of Common Stock equal to the amount and kind of Common Stock issuable upon the conversion (based on the conversion ratio in effect at the time the last shares of Series A Preferred Stock were converted into shares of Common Stock) of the amount of Series A Preferred Stock which would have been issued with respect to such purchase price adjustment pursuant to Section 1.10(a) if such purchase price adjustment had been made immediately prior to the time the last shares of Series A Preferred Stock were converted into shares of Common Stock.

               (c) Any additional shares of Series A Preferred Stock and Common Stock issued to the Investors pursuant to this Section 1.10 shall be treated as if they were issued on the date hereof and shall reflect any dividends or other distributions which would have accrued or have been payable with respect to and the application of any anti-dilution, ratable treatment or similar provisions (as set forth in the Certificate of Incorporation, applicable law or otherwise) which would have been applicable to such shares of Series A Preferred Stock and Common Stock had they been issued on the date hereof.

               (d) In connection with any issuance of Series A Preferred Stock pursuant to this Section 1.10, the Corporation shall reserve a sufficient number of shares of Common Stock for issuance to the Investors upon the conversion of the shares of Series A Preferred Stock so issued. Any shares of Series A Preferred Stock or Common Stock issued to the Investors pursuant to this Section
1.10 shall, when issued, be validly issued and fully paid and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all encumbrances.

         SECTION 2. Representations and Warranties of the Corporation. The Corporation and each Existing Stockholder hereby jointly and severally represent and warrant to the Investors as follows (each of the Corporation, TIS Equipment and SSN, a "TIS Entity," each and collectively, the "TIS Entities"):

         2.1. Organization and Good Standing; Power and Authority; Qualifications. Each TIS Entity (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with respect to the Corporation and TIS Equipment and New York, with respect to SSN,
(ii) has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted. The Corporation has all requisite corporate power and authority to enter into and carry out the transactions contemplated by the Documents and the Certificate of Designations. Except as set forth on Schedule 2.1, each TIS Entity is qualified to transact business as a foreign corporation in, and is in good standing under the laws of, those jurisdictions listed on

Schedule 2.1 under its name, which jurisdictions constitute all of the jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such qualification necessary.

         2.2. Authorization of the Documents. The execution, delivery and performance of each of the Documents has been duly authorized by all requisite corporate action on the part of the Corporation, and each of the Documents constitutes a legal, valid and binding obligation of the Corporation, enforceable against the Corporation, in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

         2.3. Capitalization. (a) The capitalization of the Corporation consists of, and immediately prior to the Closing, will consist of:

                   (i) Preferred Stock. 10,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock") (of which 8,000,000 shares will be designated Series A Preferred Stock prior to the Closing), none of which shares of Preferred Stock are outstanding.

                   (ii) Common Stock. 35,000,000 shares of Common Stock, of which (A) 20,000,000 shares of Common Stock are outstanding, and all such shares have been validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (B) 1,898,000 shares of Common Stock have been duly reserved for issuance upon the exercise of certain options granted to persons as set forth in Schedule 2.3(a) which options have the exercise price as set forth in Schedule 2.3(a) ("Existing Options") and (C) 165,000 shares of Common Stock have been duly reserved for issuance upon the exercise of certain options to be granted to certain employees, which options have not yet been granted. ("Management Options").

               (b) Immediately after the Purchase and the Pro Rata Repurchase, the capitalization of the Corporation will be as set forth in Section 2.3(a), with (i) 6,549,788 shares of Series A Preferred Stock outstanding; (ii) 14,039,692 shares of Common Stock outstanding; (iii) 2,063,800 shares of Common Stock reserved for issuance upon exercise of Existing Options and Management Options as set forth in Section 2.3(a)(ii); and (iv) 6,549,788 shares of Common Stock reserved for issuance upon the conversion of the Series A Preferred Stock (the "Conversion Shares").

               Except as set forth above, there will be no equity securities of the Corporation outstanding immediately following the Closing. Schedule 2.3(a) contains a list of (i) all holders of record of capital stock of the Corporation, including the number of shares of capital stock held by each such holder, and (ii) all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of the capital stock or other securities of the Corporation, which names all persons entitled of record to receive such shares or other securities, the shares of capital stock or other securities required to be issued thereunder as of the date hereof and the price per share, if any, payable with respect to the issuance of any share of capital stock issuable thereunder. The Existing Stockholders constitute all of the holders of record of capital stock of the Corporation. Except as set forth on Schedule 2.3(b), to the best knowledge of the Corporation or any Existing Stockholder, there are no other beneficial owners of shares of capital stock who are not otherwise holders of record. Except as set forth on Schedule 2.3(b) or as contemplated by the Documents there are, and immediately after the Closing, there will be, no rights, including preemptive or similar rights, to purchase or otherwise acquire shares or sell or otherwise transfer shares of the capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation, the By-Laws, any agreement to which the Corporation is a party or otherwise; and, except as set forth on Schedule 2.3(b) or as contemplated by the Documents, the Corporation is not a party to, and to the best knowledge of the Corporation or any Existing Stockholder, there are, and immediately after the Closing, there will be, no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, stockholders' agreement, etc., whether or not the Corporation is a party thereto) with respect to the purchase, sale or voting of any shares of capital stock of the Corporation (whether outstanding or issuable upon conversion or exercise of outstanding securities). Except as set forth on
Schedule 2.3(b) or as contemplated by the Documents or except for the right to vote its shares of Common Stock for the election of directors, no person has the right to nominate or elect one or more directors of the Corporation. Subject to any adjustment pursuant to Section 1.8, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued to each Investor under this Agreement, will represent, in the aggregate, 29.2% of the outstanding Common Stock on a Fully Diluted Basis, of the Corporation on the Closing Date (after giving effect to the Pro Rata Repurchase and the Option Cashout) and the voting power of such issued shares of Series A Preferred Stock will represent, in the aggregate, no less than 29.2% of the total number of votes able to be cast on any matter by any voting securities on a Fully Diluted Basis of the Corporation on the Closing Date (after giving effect to the Pro Rata Repurchase and the Option Cashout), and the Share Percentage shall equal the Initial Amount after giving effect to any adjustment in accordance with Section 1.9.

         2.4. Authorization and Issuance of Capital Stock. The authorization, issuance, sale and delivery of the Series A Preferred Stock pursuant to this Agreement and the authorization, reservation, issuance, sale and delivery of the Conversion Shares have been duly authorized by all requisite corporate action on the part of the

Corporation, and when issued, sold and delivered in accordance with this Agreement, the Series A Preferred Stock will be, and when issued and delivered in accordance with the Certificate of Designations, the Conversion Shares will be, validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free of any Encumbrances and not subject to preemptive or similar rights of the stockholders of the Corporation or others. The terms, designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of Series A Preferred Stock are as stated in the Certificate of Incorporation.

         2.5. Subsidiaries. The Corporation holds of record and owns all of the shares of capital stock of SSN, and as of the Closing, will hold of record and own all of the shares of capital stock of TIS Equipment, which shares are, or in the case of TIS Equipment, will be as of the Closing Date, validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free of any Encumbrances. Except as set forth on
Schedule 2.5, as of the Closing there will be no outstanding warrants, options, agreements, convertible securities, or other commitments pursuant to which SSN or TIS Equipment is or may become obligated to issue any shares of the capital stock or other securities of SSN or TIS Equipment. As of October 1, 1998, there will be no equity securities of TIS Equipment outstanding except as owned by the Corporation, and there will be no outstanding warrants, options, agreements, convertible securities, or other commitments pursuant to which SSN or TIS Equipment is or may become obligated to issue any shares of the capital stock or other securities of SSN or TIS Equipment. No options of TIS Equipment are vested as of the Closing Date, and no options of TIS Equipment will be vested as of September 29, 1998. As of the date hereof, 51 of the 59 holders of TIS Equipment options have consented to (i) the cancellation of such option and (ii) the amendment of the Existing Options to increase the exercise price thereof by the exercise price of the corresponding TIS Equipment option. Upon termination of any Employee having a TIS Equipment option which is not vested, such Employee will lose his or her option and have no rights thereunder or claims against any TIS Entity relating thereto. In addition, there are no rights, including preemptive or similar rights, to purchase or otherwise acquire shares or sell or otherwise transfer shares of the capital stock of SSN and TIS Equipment pursuant to any provision of law, the certificates of incorporation or by-laws of any of the TIS Entities, any agreement to which any of the TIS Entities is a party or otherwise; and, except as contemplated by the Documents, none of the TIS Entities is a party to, and to the best knowledge of the Corporation or any Existing Stockholder, there are not, and immediately after the Closing, there will not be, any agreements, restrictions or Encumbrances (such as a right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, stockholders' agreement, etc., whether or not any of the TIS Entities is a party thereto) with respect to the purchase, sale or voting of any shares of capital stock of SSN or TIS Equipment. Except for SSN and TIS Equipment, the Corporation has never had, nor does it presently have, any subsidiaries, nor has it owned, nor does it presently own, any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

         2.6. Financial Statements. The Corporation has furnished to GSCP (a) the audited combined balance sheets at December 31, 1997 and June 30, 1998, and the related combined statements of income, retained earnings and cash flows for the fiscal year ended December 31, 1997 and for the year to date ended June 30, 1998 of the Corporation, SSN and TIS Equipment (the "PW Audited Financial Statements") and an opinion of PriceWaterhouseCoopers LLP (the "Accounting Firm") to the Corporation to the effect that such combined financial statements present fairly, in all material respects, the financial position of the Corporation, SSN and TIS Equipment at December 31, 1997 and June 30, 1998, and the results of their operations and cash flows for the years then ended in conformity with GAAP, consistently applied, which opinion shall not contain any qualification; and (b) the audited combined balance sheets as of December 31, 1995 and 1996 and the related combined statements of income, retained earnings and cash flows of the Corporation and SSN (the "FGM Audited Financial Statements"), together with the opinion of Feldman, Gutterman, Meinberg and Company. The PW Audited Financial Statements and the FGM Audited Financial Statements (i) are in accordance with the books and records of the TIS Entities;
(ii) have been prepared in accordance with GAAP consistently applied; and (iii) fairly present the financial position of the Corporation and SSN, or the Corporation, SSN and TIS Equipment at December 31, 1996, December 31, 1997 and June 30, 1998, as the case may be, and the results of their operations and their cash flows for the years then ended in conformity with GAAP, consistently applied.

         2.7. Absence of Undisclosed Liabilities. Except as disclosed on
Schedule 2.7, no TIS Entity has any liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due) other than (a) liabilities or obligations reserved against or otherwise disclosed in the PW Audited Financial Statements and (b) liabilities or obligations arising since June 30, 1998 which were incurred in the ordinary course of business consistent (in amount and kind) with past practice (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement claim or lawsuit) and which do not, individually or in the aggregate, exceed $100,000.

         2.8. Absence of Changes. Except as set forth on Schedule 2.8 and except for the execution and delivery of the Documents and the transactions contemplated hereby and thereby, or referred to herein or therein, since December 31, 1997, each TIS Entity has conducted its business in the ordinary course, consistent with past practice, and there has not been (a) any material adverse change having, or any event or condition which has had, or is reasonably likely to have, a material adverse effect on the business, operations, properties, assets, condition (financial or other), prospects or results of operations of the TIS Entities taken as a whole (a "Material Adverse Effect"), (b) any waiver of any valuable right of any TIS Entity, the cancellation of any valuable right of any TIS Entity, or the cancellation of any material debt or claim held by any TIS Entity, (c) any payment or declaration of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any securities of any TIS Entity, (d) any issuance of any stock, bonds or other securities of any TIS Entity other than pursuant to the exercise of the previously outstanding options set forth on Schedule 2.8, (e) any sale, assignment or transfer of any tangible or intangible assets of any TIS Entity, except (i) in the ordinary course of business, and (ii) assets for which the book value does not exceed $10,000 and which are not, individually or in the aggregate, material, (f) any loan by any TIS Entity to any officer, director, employee, consultant or shareholder of such TIS Entity (other than advances to such persons in the ordinary course of business in connection with travel and travel related expenses), (g) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property, financial condition or results of operations of any TIS Entity, (h) any increase, direct or indirect, in the compensation paid or payable to any officer or director of any TIS Entity, or, other than in the ordinary course of business, to any other employee, consultant or agent of any TIS Entity, (i) any change in the accounting or Tax methods, practices or policies or in any Tax election of any TIS Entity (j) any indebtedness incurred for borrowed money other than in the ordinary course of business or pursuant to an agreement set forth on Schedule 2.8 to this Agreement, (k) any amendment to or termination of any material agreement to which any TIS Entity is a party (other than amendments to or terminations of agreements pursuant to or contemplated by this Agreement),
(l) any material adverse change with respect to the regulation of any TIS Entity or its products by any administrative agency or governmental body, (m) any material change in the manner of business or operations of any TIS Entity, (n) any transaction except in the ordinary course of business or as otherwise contemplated hereby, or (o) any agreement or commitment (contingent or otherwise) to do any of the foregoing.

         2.9. No Conflict. The execution, delivery and performance by the Corporation and the Existing Stockholders of the Documents and the consummation by the Corporation and the Existing Stockholders of the transactions contemplated hereby and thereby; and the issuance, sale and delivery by the Corporation of the Series A Preferred Stock, and the issuance and delivery of the Conversion Shares in accordance with the Certificate of Designations, by the Corporation will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body ("Law") applicable to any of the TIS Entities, or any of their properties or assets, (b) except as set forth in Schedule 2.23, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any of the TIS Entities under, any Contract required to be set forth on Schedule 2.10 hereto or (c) violate the Certificate of Incorporation or the by-laws of any of the TIS Entities.

         2.10. Agreements. (a) Except as set forth on Schedule 2.10 hereto, no TIS Entity is a party to any indenture, mortgage, guaranty, lease, license or other contract, agreement or understanding, written or oral, (a "Contract") other than any Contract which (i) pursuant to its terms, has expired, been terminated or fully performed by the parties, and in each case, under which no TIS Entity has any liability, contingent or otherwise or (ii) involves annual aggregate payments to or from such TIS Entity of $100,000 or less (as opposed to an indemnity agreement or similar contract under which a TIS Entity has any contingent liability), and in each case, is not material to the business or financial condition of such TIS Entity.

               (b) Complete copies (or, if oral, full written descriptions) of all Contracts required to be listed on Schedule 2.10 hereto, including all amendments thereto, have been delivered to GSCP. Each of the Contracts is, as of the date hereof, and will continue to be after the Closing, a legal, valid and binding obligation of, enforceable against, and in full force and effect against, the TIS Entity party thereto and, to the best knowledge of the Corporation or any Existing Stockholder, the other parties thereto. Except as set forth on Schedule 2.10 hereto, (i) there is no breach, violation or default by any TIS Entity and no event which, with notice or lapse of time or both, would (A) constitute a material breach, violation or default by such TIS Entity under any Contract required to be listed on Schedule 2.10 or (B) give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against such TIS Entity under any such Contract, and (ii) no other party to any of such Contracts is in arrears in any material matter in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Contracts, no waiver or indulgence has been granted by any of the parties thereto and no party to any of such Contracts has repudiated any provision thereof.

         2.11. Intellectual Property Matters. (a)(i) Each TIS Entity owns or has the right to use, pursuant to license, sublicense, Contract or permission, all of the Intellectual Property Rights used in the operation of the business of such TIS Entity as currently conducted and as currently proposed to be conducted, and all such Intellectual Property Rights will be owned or available for use by such TIS Entity on identical terms and conditions immediately subsequent to the Closing. Schedule 2.11(a) separately lists and identifies all of the Intellectual Property Rights (other than trade secrets and trade secret rights, know-how and show-how) owned by each TIS Entity with all registration numbers and dates of filing and registration, if any or to the extent applicable, and the Corporation has delivered to GSCP correct and complete copies of all written documentation evidencing ownership and prosecution of each item identified in Schedule 2.11(a). The TIS Entities have taken all necessary and desirable action to maintain and protect each of the Intellectual Property Rights. Except as otherwise set forth on Schedule 2.11(a), none of the Intellectual Property Rights are subject to any outstanding ruling, decree, rule, judgment, order or injunction, nor are any of the Intellectual Property Rights owned by the Corporation subject to any Encumbrances (other than Permitted Encumbrances). No person has misappropriated any Intellectual Property Rights (including, without limitation, any of the Software) or has or is violating or infringing any Intellectual Property Rights owned by any TIS Entity. No TIS Entity has any current agreement to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to any of the Intellectual Property Rights.

                   (ii) Except as set forth on Schedule 2.11, no TIS Entity has granted any license or rights to any other person with respect to any Intellectual Property Rights owned by such TIS Entity.

                   (iii) Except as set forth on Schedule 2.11, there are no contracts in effect with third parties for the conversions, modifications or enhancement of Software. Except as set forth on Schedule 2.11, there are no marketing agreements with third parties or other arrangements with third parties relating to the direct or indirect marketing of Software.

               (b) Schedule 2.11(b) separately lists and identifies all of the Third Party Intellectual Property Rights licensed to any of the TIS Entities and identifies the associated licenses. The Corporation has furnished to GSCP a true, correct and complete copy of each license agreement identified on Schedule 2.11(b). All royalties due under said licenses have been paid and there exists no default by any of the TIS Entities or by any other party under the terms of said licenses, and no event has occurred which, upon the passage of time or the giving of notice, or both, would result in any event of default by any of the TIS Entities or by any other party to the license or prevent such TIS Entity from exercising and obtaining the benefits of any options contained therein. Except as set forth on Schedule 2.11(b), the relevant TIS Entity has all right, title and interest of the licensee under the terms of said licenses, free of all Encumbrances (other than Permitted Encumbrances), all such licenses are valid and in full force and effect and enforceable against such TIS Entity and the other parties thereto and such TIS Entity is in compliance with the terms thereof. There is no default or basis for acceleration under any of said licenses as a result of the transactions contemplated by this Agreement.

               (c) None of the TIS Entities are, or as a result of the transactions contemplated by the Documents will be, infringing upon, interfering with or violating, any proprietary rights or Intellectual Property Rights of any other person and none of the TIS Entities have received any notice of any such infringement, violation or interference.

               "Software" means all software and computer programs other than off-the-shelf commercially available software (the cost of which does not exceed $1,000 per unit) including all such software and computer programs in machine readable source code forms and in machine executable object code forms and all related specifications (including, without limitation, all logic architectures, algorithms and logic flows and all physical, functional, operating and design parameters), work in progress relating to corrections, modifications or enhancements, current and prior versions, operating systems and procedures (including development methodology), designs, design revisions, related applications software in any language, concepts, ideas, processes, techniques, software design and test tools, third party software interfaces written by them and all methods of implementation and packaging, together with all associated know-how and show-how and all related documentation.

               "Intellectual Property Rights" means, (a) all patent rights and all right, title and interest in and to all letters patent and applications for letters patent, industrial models, industrial designs, petty patents, patents of importation, utility models, certificates of invention and other government issued or granted indicia of invention ownership including any reissue, division, continuation or continuation-in-part applications throughout the world; (b) all rights, title and interest in and to all trade secrets and trade secret rights arising under any Law (including common law); (c) all copyright rights, and all other author rights whether or not copyrightable; and all rights, title and interest in and to all copyrights, copyright registrations, certificates of copyright and copyrighted interests throughout the world; (d) all rights, title and interest in and to all know-how and show-how whether or not protectable by patent, copyright or trade secret law, or as a registered mask work; (e) all trademarks, trade names and service marks, whether registered or arising under the common law or any other Law, and all registrations thereof and interests therein throughout the world; and (f) the Software.

               "Third Party Intellectual Property Rights" means all Intellectual Property Rights that are not owned by the Corporation or an affiliate of the Corporation.

         2.12. "Year 2000." The Corporation's computer systems and software (including all software and applications developed for or sold to any customer or client) of the TIS Entities are able to accurately process in all material respects date data, including but not limited to, calculating, comparing and sequencing from, into and between the twentieth century (through year 1999), the year 2000 and the twenty-first century, including leap year calculations. To the best knowledge of the Corporation or any Existing Stockholder, there is no inability on the part of any service provider of any of the TIS Entities to timely remedy such service provider's own deficiencies in respect of the year 2000 problem.

         2.13. Corporate Minute Books. The corporate records of each TIS Entity are true and complete and accurately reflect all meetings of and resolutions of, or written consents by, the shareholders or board of directors (or committee thereof) of such TIS Entity since the day of corporate organization. The Corporation has previously furnished to GSCP true and correct copies of all minutes of meetings or other actions by the directors, stockholders or incorporators of each of the TIS Entities since their respective inceptions.

         2.14. Personal Property; Real Property. (a) Except as set forth on
Schedule 2.14(a), the Corporation has good and marketable title to all of its assets and properties, free and clear of any mortgages, judgments, claims, liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever ("Encumbrances") except (i) Encumbrances for taxes not yet due and payable; (ii) Encumbrances for taxes and charges and other claims, the validity of which the Corporation is contesting in good faith in appropriate proceedings, all of which, in the case of such Encumbrances on the assets and properties of the Corporation, are disclosed in Schedule 2.14(a); or
(iii) Encumbrances which arise in the ordinary course of business and do not materially impair the Corporation's ownership, use of any such asset or property or the Corporation's ability to obtain financing by using such assets or property as collateral (Encumbrances referenced in clauses (i), (ii) and (iii), collectively referred to as "Permitted Encumbrances") and (iv) Encumbrances listed on Schedule 2.14(a). The assets and properties owned by, or leased to, any TIS Entity are sufficient for the conduct of the business and operation of such TIS Entity as presently conducted.

               (b) None of the TIS Entities nor any predecessors of any TIS Entity, directly or indirectly, owns or has ever owned any real property.
Schedule 2.14(b) hereto sets forth all of the real property presently leased by any TIS Entity (the "Leased Real Property"). Such TIS Entity has good, clean record and marketable title to enforceable leasehold interests in the Leased Real Property, free and clear of all Encumbrances except for Permitted Encumbrances. The Corporation has furnished to GSCP true and complete copies of all of the leases of the Leased Real Property. Each of said leases has been duly authorized and executed by the TIS Entity which is a party to it, and is in full force and effect. None of the TIS Entities are in default under any of said leases, nor has any event occurred which, with notice or the passage of time, or both, could be reasonably expected to give rise to an event of default. With respect to each lease of Leased Real Property to which any TIS Entity is a party, so long as the applicable TIS Entity performs all of its obligations under such lease for Leased Real Property within applicable notice and grace periods, (i) the rights of such TIS Entity under such lease shall not be terminated and (ii) such TIS Entity's possession of such Leased Real Property and the use and enjoyment thereof shall not be disturbed by any landlord, overlandlord, mortgagee or other superior party. Except as set forth on the Schedule 2.14(b), no TIS Entity is obligated to purchase any Leased Real Property and no Leased Real Property is required to be accounted for under GAAP as a capitalized lease.

                  (c) The TIS Entities are conducting, and have conducted, their business in compliance with all applicable Environmental Laws. No TIS Entity has caused, arranged or allowed, or contracted with any party for, the transportation, treatment, storage or disposal of any Hazardous Substance in connection with the operation of its business or otherwise. No Hazardous Substance has been released into the environment on or from the Leased Real Property which is required under applicable Environmental Laws, to be abated or remediated by the Corporation. There are no past or present conditions, events, circumstances, facts, activities, practices, incidents, actions, omissions, or plans that can reasonably be expected to form the basis of any claim, action, suit, proceeding, hearing, investigation, or inquiry against or involving any TIS Entity allegedly or actually based on or related to any violation of any Environmental Law or that is reasonably likely to require such TIS Entity to incur any Losses in connection therewith. For purposes of this Agreement, the term "Environmental Laws" shall mean any federal, state or local law, ordinance, rule or regulation, in effect and as amended as of the date of this Agreement, relating to human health, employee safety or the protection of the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001, et seq., the Resource Conversation and Recovery Act, 42 U.S.C. Section 6901 et seq., and the Occupational Health and Safety Act 29 U.S.C. Section 641 et seq. For purposes of this Agreement, the term "Hazardous Substances" shall include all substances, products or materials (including, without limitation, asbestos-containing materials, petroleum or any by-products thereof) classified as hazardous or toxic under any Environmental Laws.

         2.15. Employee Benefit Plans. (a) Schedule 2.15 hereto contains a true and complete list of (i) each plan, program, policy, payroll practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other material employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral and whether or not legally binding, which is now or previously has been sponsored, maintained, contributed to or required to be contributed to by any TIS Entity or pursuant to which any TIS Entity has any liability, contingent or otherwise, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (each a "Benefit Plan"); (ii) each management, bonus, option, equity (or equity related), severance, non-compete, confidentiality or similar agreement or contract between the Corporation and any current, former or retired employee, officer, consultant, independent contractor, agent or director of any TIS Entity (an "Employee"); and
(iii) each employment or consulting agreement or contract between the Corporation and an Employee; provided, however, that for scheduling purposes only, the only Employee Agreements required to be listed pursuant to clause
(iii) shall be those Employee Agreements between the Corporation and an Employee who earns annual compensation in excess of $50,000 (each agreement in clauses
(ii) and (iii), an "Employee Agreement"). None of the TIS Entities currently sponsors, maintains, contributes to, nor is required to contribute to, nor has any TIS Entity ever sponsored, maintained, contributed to or been required to contribute to, or incurred any liability to, (i) any "defined benefit plan" (as defined in ERISA Section 3(35)); (ii) any "multiemployer plan" (as defined in ERISA Section 3(37)) or (iii) any Benefit Plan which provides, or has any liability to provide, life insurance, medical, severance or other employee welfare benefits to any Employee upon his or her retirement or termination of employment, except as required by Section 4980B of the Code. Except as set forth on Schedule 2.15(a), none of the TIS Entities has any plan or commitment, whether legally binding or not, (i) to establish any new Benefit Plan, or to modify or terminate any Benefit Plan or (ii) to enter into, modify or terminate any Employee Agreement with any Employee who earns more than $50,000 annually.

                  (b) None of the TIS Entities is (i) a member of a "controlled group of corporations," under "common control" or an "affiliated service group" within the meaning of Sections 414(b), (c) or (m) of the Code, (ii) required to be aggregated under Section 414(o) of the Code, or (iii) under "common control," within the meaning of Section 4001(a)(14) of ERISA, or any regulations promulgated or proposed under any of the foregoing Sections, in each case with any other entity other than the remaining TIS Entities.

                  (c) The Corporation has made available to GSCP current, accurate and complete copies of all documents embodying or relating to each Benefit Plan and each Employee Agreement, including all amendments thereto, interpretations thereof, trust or funding agreements relating thereto (if any), the two most recent annual reports (Series 5500 and related schedules) required under ERISA (if any), the most recent determination letter received from the IRS (if any), the most recent summary plan description (with all material modifications) (if any), and all material communications to any Employee or Employees relating to any Benefit Plan or Employee Agreement required to be listed on Schedule 2.15.

                  (d) Each Benefit Plan has been established and maintained in accordance with its terms and in compliance in all material respects with all applicable, laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code, and each Benefit Plan intended to qualify under
Section 401 of the Code is, and since its inception has been, so qualified.

                  (e) No "prohibited transaction," within the meaning of Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any Benefit Plan. There are no actions, proceedings, suits or claims pending, or to the best knowledge of the Corporation or any Existing Stockholder, threatened or anticipated (other than routine claims for benefits) with respect to any Benefit Plan or Employee Agreement. No Employee has been hired by any of the TIS Entities in violation of any restrictive covenant or any non-compete agreement with any other person. Each Benefit Plan can be amended, terminated or otherwise discontinued without liability to any TIS Entity. No liability under any Benefit Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which the Corporation has received notice that such insurance company is insolvent or is in rehabilitation or any similar proceeding. No Benefit Plan is under audit or investigation by the IRS, the Department of Labor or the Pension Benefit Guarantee Corporation, and, to the knowledge of the Corporation, no such audit or investigation is pending or has been threatened. With respect to each Benefit Plan which is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA), all claims incurred by the Corporation are (i) insured pursuant to a contract of insurance whereby the insurance company bears any risk of loss with respect to such claims; (ii) covered under a contract with a health maintenance organization (an "HMO" ) pursuant to which the HMO bears the liability for claims, or (iii) reflected as a liability or accrued for on the PW Audited Financial Statements.

                  (f) The execution of, and performance of the transactions contemplated in this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Benefit Plan or Employee Agreement that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any Employee or (ii) result in the triggering or imposition of any restrictions or limitations on the right of any TIS Entity to amend or terminate any Benefit Plan and receive the full amount of any excess assets remaining or resulting from such amendment or termination. No payment or benefit which will or may be made by any TIS Entity or any of their respective affiliates with respect to any Employee may be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code.

         2.16. Labor Relations; Employees. Schedule 2.16 lists all employees of the TIS Entities with annual compensation in excess of $50,000. Except as set forth on Schedule 2.16, (a) the TIS Entities are not delinquent in payments to any of their employees, for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by the date hereof or amounts required to be reimbursed by them to the date hereof, (b) the TIS Entities are in compliance in all material respects with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, (c) the TIS Entities are not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of the Corporation or any Existing Stockholder, has sought to represent any of the employees, representatives or agents of the TIS Entities,
(d) there is no labor strike, dispute, slowdown or stoppage actually pending, or, to the best knowledge of the Corporation or any Existing Stockholder, threatened against or involving the TIS Entities, (e) to the best knowledge of the Corporation or any Existing Stockholder, no salaried key employee has any plans to terminate his or her employment with the TIS Entities. Each of the Existing Stockholders has executed a confidentiality agreement substantially in the form of Exhibit K (collectively, the "Employee Nondisclosure Agreements"), and such agreements are in full force and effect. Each officer, key employee, and each other employee and consultant of any of the TIS Entities who has access to information has executed standard confidentiality agreements, which agreements are now in full force and effect.

         2.17. Litigation; Orders. Except as set forth on Schedule 2.17, there is no civil, criminal or administrative action, suit, claim, notice, hearing, examination, inquiry, proceeding or investigation at law or in equity or by or before any court, arbitrator or similar panel, governmental instrumentality or other agency ("Litigation") now in progress or pending or, to the best knowledge of the Corporation or any Existing Stockholder, threatened against any TIS Entity or the assets (including the Intellectual Property Rights) or the business of any TIS Entity. No TIS Entity is subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

         2.18. Compliance with Laws; Permits. Except as provided on Schedule 2.18, each TIS Entity (a) has complied in all material respects with all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business and (b) has all federal, state, local and foreign governmental licenses, permits and qualifications material to and necessary in the conduct of its business as currently conducted, such licenses, permits and qualifications are in full force and effect, and no violations have been recorded in respect of any such licenses, permits and qualifications, and no proceeding is pending or, to the best knowledge of the Corporation or any Existing Stockholder, threatened to revoke or limit any such license, permit or qualification. Schedule 2.18 sets forth a list of all material licenses, permits and qualifications, and the expiration dates thereof.

         2.19. Commissions, Etc. Except as set forth on Schedule 2.19, no TIS Entity is a party to any Contract obligating such TIS Entity to pay commissions or fees to any party in connection with the issuance or sale of any shares of capital stock or other securities of such TIS Entity.

         2.20. Offering Exemption. Assuming the accuracy of the representations and warranties made by the Investors in Section 3, the offer and sale of the Series A Preferred Stock as contemplated hereby, the issuance and delivery of the Conversion Shares to the Investors upon the conversion of the Series A Preferred Stock in accordance with the terms of the Certificate of Designations, and all prior issuances of securities of the Corporation are each exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities and "blue sky" laws, as currently in effect. All shares of capital stock and other securities issued by the Corporation prior to the Closing have been issued in transactions exempt from registration under the Securities Act, and all applicable state securities or "blue sky" laws. The Corporation has not violated the Securities Act or any applicable state securities or "blue sky" laws in connection with the issuance of any shares of capital stock or other securities prior to the Closing. The Corporation has not offered any of its capital stock, or any other securities, for sale to, or solicited any offers to buy any of the foregoing from the Corporation, or otherwise approached or negotiated with any other person in respect thereof, in such a manner as to require registration under the Securities Act.

         2.21. Related Transactions. (a)Except as set forth on Schedule 2.21(a), no current or former stockholder, director, officer or employee of any TIS Entity, or any current or former "affiliate" or "associate" (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of any of the foregoing persons or any TIS Entity is presently, or since the organization of such TIS Entity, has been, directly or indirectly through such person's or entity's affiliation with any other person or entity, a party to any agreement or transaction with any TIS Entity, other than, in the case of such person, in connection with any such person's duties as a director, officer or employee of such TIS Entity.

                  (b) Each ongoing affiliate transaction set forth on Schedule 2.21(a) is on terms that are (i) consistent with past practice of the TIS Entity party thereto and (ii) at least as favorable to such TIS Entity as would be available with independent third parties dealing at arms' length.

         2.22. Taxes. (a) Except as set forth on Schedule 2.22(a): (i) each TIS Entity has timely filed in accordance with all applicable laws (taking into account valid extensions) all material Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete in all material respects; (ii) each TIS Entity has timely paid all Taxes owed by it on or prior to the date hereof, including, without limitation, any Taxes levied upon any of its properties, assets, income or franchises; (iii) all amounts required to be collected or withheld by each TIS Entity have been collected or withheld and any such amounts that are required to be remitted to any taxing authority have been duly and timely remitted by each TIS Entity; (iv) no examination, investigation, audit, claim, assessment, deficiency or administrative or judicial proceeding is in progress, pending, proposed or, to the best knowledge of the Corporation or any Existing Stockholder, threatened, in each case with regard to any Taxes or Tax Returns of any TIS Entity; (v) no taxing authority in a jurisdiction where a TIS Entity or any shareholder of such TIS Entity does not file Tax Returns has made a claim, assertion or threat that such non-filing entity or shareholder is or may be subject to taxation by such jurisdiction; (vi) none of the TIS Entities is a party to or bound by any Tax sharing or Tax allocation or similar agreement or arrangement; and (vii) all Tax Returns of any TIS Entity with respect to taxable periods through the year ended December 31, 1994 have been examined and closed or are Tax Returns with respect to which the applicable statute of limitations has expired without extension or waiver. Schedule 2.22(a) contains a list of the states, territories and jurisdictions (whether domestic or foreign) in which any TIS Entity has filed income, franchise, sales and use Tax Returns for taxable periods ending on or after December 31, 1994.

                  (b) (i) For federal income tax purposes, each of the Corporation, SSN and TIS Equipment has made a timely and valid election to be treated as an "S corporation" under Section 1361(a) of the Code effective on July 1, 1994, January 1, 1997 and January 1, 1994, respectively, and such TIS Entity was so classified for state and local income tax purposes pursuant to analogous state or local provisions in the jurisdictions and effective on the dates set forth on Schedule 2.22(b)(i). Each of the Corporation, SSN and TIS Equipment has maintained its status as a "small business corporation" within the meaning of Section 1361(b) of the Code, and any analogous provision of state or local law in any jurisdiction listed on Schedule 2.22(b)(i) until, in the case of the Corporation and TIS Equipment, the date hereof, and until, in the case of SSN, the date on which SSN became a wholly-owned subsidiary of the Corporation. None of the stockholders of the Corporation or the stockholders of TIS Equipment or the Corporation or TIS Equipment has taken or omitted to take any actions which would cause the Corporation or TIS Equipment, respectively, to cease prior to the date hereof to be treated as an "S corporation" within the meaning of Section 1361(a) of the Code or any analogous provision of state or local law in any jurisdiction listed in Schedule 2.22(b)(i).

                           (ii) For federal income tax purposes, the Corporation
has made a valid and timely election for SSN to be treated as a "qualified subchapter S subsidiary" under Section 1361(a)(3) of the Code effective on the date that SSN became a wholly-owned subsidiary of the Corporation, and SSN was so classified for state and local income tax purposes pursuant to analogous state or local provisions in the jurisdictions and effective on the dates set forth in Schedule 2.22(b)(ii). SSN has properly qualified as a "qualified subchapter S subsidiary" within the meaning of Section 1361(a)(3) of the Code and any analogous provision of state or local law in any jurisdiction listed in
Schedule 2.22(b)(ii) since the effective date of such election through the date hereof. None of the stockholders of SSN or SSN took or omitted to take any actions which would have caused SSN to cease to be treated as an "S corporation" within the meaning of Section 1361(a) of the Code or any analogous provision of state or local law in any jurisdiction listed in Schedule 2.22(b)(ii) prior to the date that SSN became a wholly-owned subsidiary of the Corporation. The Corporation has not taken or omitted to take any action which would cause SSN to cease prior to the date hereof to be treated as a "qualified subchapter S subsidiary" within the meaning of Section 1361(a)(3) of the Code or any analogous provision of state or local law in any jurisdiction listed in Schedule 2.22(b)(ii) since the date that SSN became a wholly-owned subsidiary of the Corporation.

                  (c) The accruals and reserves for Taxes on the balance sheets referenced in Section 2.6 are adequate to cover any liability of the TIS Entities for Taxes for periods through the date of such balance sheets.

                  (d) Except as set forth on Schedule 2.22(d) or as contemplated by Section 4.12 of this Agreement, there are no rulings, request for rulings, closing agreements, adjustments pursuant to section 481(a) of the Code (or analogous provisions of state or local law), or dispositions of property being accounted for under the installment method pursuant to section 453 of the Code (or analogous provisions of state or local law) related to any TIS Entity which could affect any TIS Entity's liability for Taxes for any taxable period or portion thereof beginning on or after the Closing Date.

                  (e) TIS Equipment has used the accrual method of accounting for federal, state and local Tax purposes at all times since it was organized.

                  (f) For purposes of this Agreement, "Tax" or "Taxes" means any taxes, assessment, duties, fees, levies, imposts, deductions, or withholdings including, without limitation, income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes, or other governmental charges of any nature whatsoever, imposed by any taxing authority of any government or country or political subdivision of any country, and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon, and "Tax Return" means any report, return, statement, estimate, declaration, notice, form or other information required to be supplied to a taxing authority in connection with Taxes. For purposes of this Section 2.22, the term TIS Entities shall include any corporation or similar entity of which any of the TIS Entities is a successor by merger, liquidation or otherwise.

         2.23. Consents. Except as set forth on Schedule 2.23, no permit, authorization, consent or approval of or by, or any notification of or filing (including any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) with any person (governmental or private) is required in connection with the execution, delivery and performance by the Corporation of the Documents or any documentation relating thereto, the consummation by the Corporation of the transactions contemplated hereby or thereby, or the issuance, sale or delivery of the Series A Preferred Stock and the Conversion Shares.

         2.24. Insurance. All of the assets of each TIS Entity that are of insurable character are covered by insurance with reputable insurers against risks of liability, casualty and fire and other losses and liabilities customarily obtained to cover comparable businesses and assets in amounts, scope and coverage which are consistent with prudent industry practice. Schedule 2.24 sets forth a list of all insurance coverage carried by the Corporation, the carrier and the terms and amount of coverage.

         2.25. Brokers. No TIS Entity nor any of their respective officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions with the Investors contemplated by this Agreement.

         2.26. Suppliers and Customers. The Corporation has no knowledge of any termination, cancellation or threatened termination or cancellation or limitation of, or any material modification or change in, or expressed material dissatisfaction with the business relationship between any TIS Entity and any supplier, vendor, customer or client of any TIS Entity of materials or services in an amount in excess of $25,000 per year.

         2.27. Investment Banking Services. Except as set forth on Schedule 2.27 hereto, no TIS Entity a party to any Contract which grants rights to any third party with respect to the performance of investment banking services for any TIS Entity, including, without limitation, with respect to the sale of the corporation or a public offering, including an initial public offering, of securities of any TIS Entity.

         2.28. Suitability. None of the TIS Entities nor, to the best knowledge of the Corporation, any of the Existing Stockholders or any of their respective directors or officers (a) has ever been indicted for or convicted of any felony or any crime involving fraud or misrepresentation; (b) is subject to any order, judgment or decree of any court of competent jurisdiction or any governmental authority barring, suspending, or otherwise limiting the right of such TIS Entity or such person to engage in any activity conducted by such TIS Entity; or
(c) has been denied any license or permit affecting such TIS Entity's or such person's ability to conduct any activity conducted by such TIS Entity nor is there any basis upon which such liability to conduct any activity conducted by such TIS Entity may be denied.

         2.29. Use of Proceeds. Except as contemplated by this Agreement, no TIS Entity is required pursuant to any Contract or otherwise to apply the proceeds received from the Investors pursuant to the transactions contemplated hereby in any specified manner including, without limitation, the repayment of any obligations of any TIS Entity or any "affiliate" or "associate" (as such terms are defined in Rule 12b-2 under the Exchange Act).

         2.30. Disclosure. Neither this Agreement nor any certificate, instrument or written statement furnished or made to any of the Investors by or on behalf of any TIS Entity or an Existing Stockholder pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

         2.31. Contribution of TIS Equipment Stock. As of the date hereof, all of the outstanding shares of capital stock of TIS Equipment are owned by the Existing Stockholders. As of the Closing, the Existing Stockholders, all of whom consented to the Contribution as a capital contribution to the Corporation, shall have contributed all of the outstanding shares of capital stock of TIS Equipment to the Corporation. As a result of the Contribution, the Corporation will own all of the issued and outstanding shares of capital stock of TIS Equipment.

         2.32. Closing Actions. Subject to the execution and delivery of the Documents, the Closing Actions have been completed.


         SECTION 3. Representations and Warranties of Each Investor. Each Investor represents and warrants to the Corporation as of the date hereof as follows:

              (a) Such Investor is acquiring the Series A Preferred Stock to be purchased by it under this Agreement for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

              (b) Such Investor understands that (i) the Series A Preferred Stock have not been, and the Conversion Shares will not be, registered under the Securities Act or any state securities laws, by reason of their issuance by the Corporation in a transaction exempt from the registration requirements thereof and (ii) the Series A Preferred Stock and the Conversion Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from regulation thereunder.

              (c) Such Investor further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Investor) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

              (d) Such Investor has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

              (e) Such Investor is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act).

              (f) Such Investor is duly organized and validly existing under the laws of the state of its organization and has all power and authority to enter into and perform the Documents. Each of the Documents has been duly authorized by all necessary action on the part of such Investor. Each of the Documents constitutes a valid and binding agreement of such Investor enforceable against such Investor in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

              (g) The execution, delivery and performance by such Investor of each of the Documents and the consummation by such Investor of the transactions contemplated thereby will not violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Investor, or any of its properties or assets.

              (h) No permit, authorization, consent or approval of or by, or any notification of or filing (including any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) with, any person (governmental or private) is required in connection with the execution, delivery and performance by such Investor of the Documents to which it is a party or any documents relating thereto, the consummation by such Investor of the transactions contemplated hereby or thereby, or the issuance, sale or delivery of the Series A Preferred Stock and the Conversion Shares.


         SECTION 4. Certain Covenants.

         4.1. Access to Records. From and after the Closing, the Corporation shall afford to each Investor and its employees, counsel, accountants and other authorized representatives full access, during normal business hours, upon reasonable advance notice, with due regard to the Corporation's ongoing operations, to all of the books, records, accounts and properties of or relating to (including, without limitation, all work papers of the Corporation's accountants) the Corporation and to all officers and employees of the Corporation, for any reasonable purpose whatsoever.

         4.2. Financial Reports. From and after the Closing, the Corporation agrees to furnish to each Investor the following:

              (a) (i) Within 30 days after the end of each fiscal month commencing from August 1998 through December 1998, and (ii) within 15 days after the end of each fiscal month, commencing with the first fiscal month ending after January 1, 1999, (A) internal monthly financial and operating statements for such month ("Monthly Financials") prepared by the Corporation for the Chief Executive Officer of the Corporation and a letter or memorandum discussing the summary financial information for such period and setting forth a comparison by reasonable categories of such financial information to the applicable budget and the comparable figures for the prior year and a reasonable explanation of any differences (a "Management Letter"), plus (B) a statement certified by the Chief Financial Officer of the Corporation, certifying that the financial position and results of operations of the Corporation for such period as reflected in the Monthly Financials are presented fairly and have been prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) consistently applied.

              (b) Within 45 days after the end of each quarterly fiscal period, commencing with the first quarterly fiscal period ending after the Closing,

(i) unaudited balance sheets and an income statement as of the end of such period, together with statements of retained earnings and cash flow for such period ("Quarterly Financials") and a Management Letter, plus (ii) a statement certified by the Chief Financial Officer of the Corporation, certifying that the financial position and results of operations of the Corporation for such period as presented in the Quarterly Financials are presented fairly and have been prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) consistently applied.

              (c) Within 90 days after the end of each fiscal year, commencing with the first fiscal year ending after the Closing, (i) audited balance sheets and an income statement as of the end of such fiscal year, together with statements of retained earnings and cash flow for such fiscal year, all in reasonable detail and certified by a recognized national firm of independent accountants selected by the board of directors of the Corporation as presenting fairly the financial position and results of operations of the Corporation and as having been prepared in accordance with GAAP consistently applied, including their opinion thereon, and (ii) the accounting firm's management letter.

              (d) Promptly upon becoming available, (i) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Corporation to its stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Securities and Exchange Commission ("SEC") or any securities exchange and (ii) any other financial or other information available to management of the Corporation as any of the Investors shall have reasonably requested on a timely basis.

              (e) If for any period the Corporation shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Corporation, then, in respect of such period, the financial statements and information delivered pursuant to the foregoing paragraphs (a), (b) and (c) of this Section
4.2 shall be the consolidated and consolidating financial statements of the Corporation and all such consolidated subsidiaries.

              (f) In all cases, the Corporation shall provide to the Investors all information which it provides or has an obligation to provide to any other stockholder of the Corporation (in his capacity as such), pursuant to any agreement with such stockholder or otherwise, and any other information that any of the Investors may reasonably request.

              (g) At least 30 days but not more than 90 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Corporation for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Corporation and any revisions of such annual or other budgets, and, provided that the Investors make request therefor, within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, a statement certified by the Chief Executive Officer of the Corporation explaining the deviation and what actions the Corporation has taken and proposes to take with respect thereto.

              (h) Promptly (but in any event within seven business days) after the discovery or receipt of notice of (a) any default under any material agreement to which the Corporation and/or any of its subsidiaries is a party, which default could have a material adverse effect on the Corporation or any of its subsidiaries, (b) any other material adverse event or circumstance affecting the Corporation or any of its subsidiaries (including, without limitation, the filing of any material litigation against the Corporation or any of its subsidiaries or the existence of any dispute with any person which involves a reasonable likelihood of such litigation being commenced), a statement certified by the Chief Executive Officer of the Corporation specifying the nature and period of existence thereof and what actions the Corporation has taken and proposes to take with respect thereto.

              (i) With reasonable promptness, such other information and financial data concerning the Company as any of the Investors may reasonably request.

         4.3. System of Accounting. The books of account and other financial and corporate records of the Corporation and its subsidiaries shall be maintained in accordance with good business and accounting practices and the financial condition of the Corporation shall be accurately reflected in the financial statements referred to in Section 4.2.

         4.4. Maintenance of Corporate Existence, Etc. At all times the Corporation shall maintain in full force and effect its corporate existence, rights, governmental approvals and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it and deemed by the Corporation to be material to the conduct of its business.

         4.5. Compliance with Laws. At all times the Corporation and its subsidiaries shall comply with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

         4.6. Maintenance of Properties and Leases. At all times the Corporation and its subsidiaries shall keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper, or legally required, repairs, renewals, replacement, additions and improvements thereto; and the Corporation and its subsidiaries shall at all times comply with each provision of all leases to which any of them is a party or under which any of them occupies, or has possession of, property if the breach of such provision might have a material adverse effect on the condition, financial or otherwise, or operations of the Corporation.

         4.7. Insurance. At all times the Corporation shall keep its assets and those of its subsidiaries which are of an insurable character, if any, insured by financially sound and reputable insurers against loss or damage by fire, extended coverage and other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

         4.8. Licenses and Permits. At all times the Corporation shall use its best efforts to obtain all federal, state, local and foreign governmental licenses, permits and qualifications material to and necessary in the conduct of business as proposed to be conducted.

         4.9. Employee Nondisclosure Agreements. The Corporation shall use its best efforts to obtain, and shall cause its subsidiaries to use their best efforts to obtain, an Employee Nondisclosure Agreement in substantially the form of Exhibit K hereto, as applicable, from all future officers, key employees and other employees who will have access to confidential information of the Corporation or any of its subsidiaries, if any, upon their employment by the Corporation or any of such subsidiaries.

         4.10. Disclosure of Investment. From and after the date hereof, the Existing Stockholders and the Corporation agree that they will not, (i) except as may be necessary or desirable in connection with a request by a governmental agency, regulatory or supervisory authority or court or as required by law and other than to affiliates of the Investors, and employees of the Investors or their affiliates, and potential investors in the Corporation, without the prior written consent of the other party, disclose the transactions contemplated by the Documents, or (ii) use in advertising or publicity the name of the other party hereto, or any partner or employee of such party hereto or any of its respective affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the other party hereto or any of its respective affiliates, in either case without the prior written consent of such party. From and after the date hereof, neither the Corporation nor any of its subsidiaries will represent, directly or indirectly, that any product or any service provided by, the Corporation or any of its subsidiaries has been approved or endorsed by any Investor without the prior written consent of the Investors.

         4.11. Restrictive Covenant. In consideration of, and as an inducement to, the Purchase by the Investors and the utilization of the proceeds of the Purchase to fund the Pro Rata Redemption, each of the Existing Stockholders covenants and agrees for the benefit of the Corporation and each of the Investors that, while he is employed by the Corporation and for a period commencing on the date of this Agreement and ending on the date that is two years after the termination (whether voluntary or involuntary) or retirement of an Existing Stockholder as an employee of the Corporation, such Existing Stockholder will not, within a radius of 500 miles from a place of business of the Corporation, directly or indirectly own, manage, operate, control, be employed by, consult for, participate in, or otherwise be connected in any manner with the ownership, management, operation, or control of any business which is then competitive with the business conducted by the Corporation.

         4.12. Change in Tax Accounting Method. The Corporation and, if applicable, SSN shall, no later than 30 days after the Closing, prepare (or cause to be prepared) and timely file an election to change its method of accounting for federal income Tax purposes from the cash receipts and disbursements method to the accrual method effective January 1, 1998 pursuant to and in accordance with all the applicable provisions of Revenue Procedure 97-37, 1997-33 I.R.B. 18 (and shall file analogous elections for applicable state and local Tax purposes in accordance with all applicable state and local laws). At least 10 days prior to the proposed date for the filing of such election, the Corporation and, if applicable, SSN shall provide to GSCP and its counsel and accountants a copy of such elections for their review and comments.

         4.13. TIS Equipment Options. The Corporation agrees that it will take, and that it will cause TIS Equipment to take, all action necessary to eliminate any TIS options that have not been canceled as of the date hereof. The Corporation covenants that, as of September 30, 1998, there will be no TIS Equipment options outstanding.


         SECTION 5. Certain Taxes. The Corporation agrees that it will pay, and will hold each Investor harmless from, any and all liability with respect to any transfer, transfer gains, stamp or similar Taxes which may be determined to be payable in connection with the execution and delivery and performance of this Agreement or any modification, amendment or alteration of the terms or provisions of this Agreement. The Corporation agrees that it will pay and hold each Investor harmless from all Taxes arising as a result of the issuance (other than any additional issuance pursuant to Section 1.9) of the Series A Preferred Stock and the Conversion Shares to the Investors.


         SECTION 6. Legends; Exchanges; Lost, Stolen or Mutilated Certificates.
(a) Each certificate representing shares of Series A Preferred Stock or Common

Stock issued to the Existing Stockholders or issuable to the Investors hereunder shall bear a legend containing the following words:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT."

         "IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND CERTAIN VOTING REQUIREMENTS SET FORTH IN THE STOCKHOLDER AGREEMENT DATED AS OF SEPTEMBER 4, 1998, BY AND AMONG TRANSACTION INFORMATION SYSTEMS, INC. AND THE PARTIES THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE CORPORATION."

                  The requirement that the first paragraph of the foregoing legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in a public offering under the Securities Act, (ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Corporation an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Corporation, or a "no-action" letter from the staff of the SEC, in either case to the effect that such legend is no longer necessary in order to protect the Corporation against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. The requirement that the second paragraph of the foregoing legend be placed upon certificates evidencing such securities shall cease and terminate upon the earlier of (A) the transfer of such securities pursuant to a registration statement filed under the Securities Act or (B) the termination of the Stockholder Agreement. Upon the occurrence of any event requiring the removal of a legend hereunder, the Corporation, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

                  (b) Upon surrender by any Investor to the Corporation of any certificate representing Series A Preferred Stock or Common Stock purchased or acquired hereunder, the Corporation at its expense will, within five business days, issue in exchange therefor, and deliver to the Investor, a new certificate or certificates representing such shares, in such denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any share of Series A Preferred Stock or Common Stock purchased or acquired by any Investor hereunder, and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in any case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation at its expense will, within five business days, issue and deliver to the Investor a new certificate for such Series A Preferred Stock or Common Stock of like tenor, in lieu of such lost, stolen or mutilated certificate.


         SECTION 7. Survival of Representations, Warranties, Agreements and Covenants, Etc. All representations and warranties hereunder shall survive the Closing for a period of two years and shall in no way be affected by any knowledge possessed by, or investigation of the subject matter thereof made by or on behalf of, the Investors, provided, however, that (i) the representations and warranties set forth in Sections 2.1, 2.2, 2.3 and 2.4 shall survive indefinitely and (ii) the representations made in Section 2.7, as they relate to Taxes, and in Section 2.22, shall survive until 60 days after the expiration of the applicable statute of limitations (including extensions thereof). All statements contained in any Schedule to this Agreement or in any certificate or other instrument delivered by the Corporation pursuant to Section 1.5 shall constitute representations and warranties by the Corporation under this Agreement. All agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative; provided, however, that the rights of an Investor and the obligations of the Corporation to such Investor under Section 4 of this Agreement shall, unless otherwise specified therein, terminate at such time as such Investor and its Investor Affiliates do not beneficially own any shares of the capital stock of the Corporation.


         SECTION 8. Expenses. The Corporation shall pay and shall reimburse the Investors, promptly after receipt of the bill therefor, the fees and out-of-pocket expenses of counsel and accountants retained by the Investors in connection with the negotiation and preparation of the Documents and the documentation relating thereto (including, without limitation, (a) any fees, out-of-pocket expenses or other amounts incurred or payable in connection with the preparation of the PW Audited Financial Statements and (b) the costs and expenses incurred in enforcing, defending or declaring (or determining whether or how to enforce, defend or declare) any rights or remedies under any of the Documents) and the consummation of the transactions contemplated hereunder and in connection with any amendments, waivers or consents under or in respect of any of the Documents.

         SECTION 9. Indemnification.

         9.1. General Indemnification. The Corporation and each Existing Stockholder ("Indemnitors") shall jointly and severally indemnify, defend and hold each Investor and each of their respective officers, directors, partners, managing directors, affiliates, employees, agents, consultants, representatives, successors and assigns (each an "Investor Indemnitee") harmless from and against all Losses incurred or suffered by an Investor Indemnitee (whether incurred or suffered directly or indirectly through ownership of Common Stock or Preferred Stock) arising out of, relating to or resulting from (i) any breach of any of the representations or warranties made by the Corporation or the Existing Stockholders in this Agreement or in any certificate or other instrument delivered pursuant hereto including, without limitation, the Documents, (ii) any breach of any of the covenants or agreements made by the Corporation or the Existing Stockholders in this Agreement or in any certificate or other instrument delivered pursuant hereto including, without limitation, the Documents, and (iii) that certain letter of arrangement, dated June 30, 1998, between the Accounting Firm and GSCP. The Investors shall indemnify, defend and hold the Corporation, its affiliates, and each of their respective officers, directors, employees, agents, consultants, representatives, successors and assigns and the Existing Stockholders harmless against all Losses arising from the breach of any of the covenants or agreements of the Investors in this Agreement or in any certificate or other instrument delivered pursuant hereto including, without limitation, the Documents. Notwithstanding anything to the contrary in this Agreement, (a) any and all payments by the Indemnitors pursuant to this Section 9 with respect to breach of representations or warranties shall be limited to, in the aggregate, an amount equal to the Purchase Price, and no indemnification payment by the Indemnitors with respect to any such Losses otherwise payable hereunder shall be payable until such time as all such Losses (exclusive of attorneys' fees or other expenses of investigation or defense) shall aggregate to more than $500,000, and then only to the extent that such Losses, in the aggregate, exceed such amount; provided that neither of the foregoing limitations on indemnity shall apply to or count Losses arising with respect to the breaches of the representations and warranties in Section 2.22 or in Section 2.7, as they relate to Taxes; (b) the Corporation and the Existing Stockholders shall not be liable for any Losses incurred by the Investors as a result of a breach of the representation and warranty set forth in the last sentence of Section 2.3, to the extent that such Losses are eliminated as a result of a purchase price adjustment pursuant to Section 1.10(a); and (c) the Corporation and the Existing Stockholders shall not be liable for any Losses incurred by the Investors as a result of a breach of the representations set forth in Section 2.22 or in Section 2.7, as they relate to Taxes, to the extent that such Losses are eliminated as a result of a payment to the Corporation by the Existing Stockholders of an amount owing to the Corporation pursuant to
Section 10.

         9.2. Indemnification Principles. For purposes of this Agreement, "Losses" shall mean each and all of the following items: claims, losses (including, without limitation, losses of earnings), liabilities, obligations, payments, damages (actual, punitive or consequential), charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts); provided, however, that for purposes of calculating Losses pursuant to this
Section 9, Losses shall be calculated net of any reduction to the Tax liability of the Corporation actually realized as a result of any such item giving rise to a Tax deduction to the Corporation. Any indemnification payment by the Corporation to any Investor Indemnitee pursuant to this Section 9 shall include an additional amount so that the Investor Indemnitee does not, directly or indirectly, bear any portion of such payment made by the Corporation with respect to such payment on account of the Investor Indemnitee's direct or indirect investment in the Corporation. Any payment by the Corporation or the Existing Stockholder to any Investor Indemnitee pursuant to this Section 9,
Section 8 or Section 10 shall be treated for all income Tax purposes as an adjustment to the price paid by such Investor for the Series A Preferred Stock pursuant to this Agreement.

         9.3. Claim Notice. Any claim for indemnification pursuant to this
Section 9 must be made before the expiration of the survival periods set forth in Section 7 of this Agreement. No party shall be entitled to indemnification against a Loss arising from the breach of any representations or warranties of any other party unless the party seeking indemnification shall have given to the party from whom indemnification is being sought a claim notice relating to such Loss (a "Claim Notice") prior to expiration of the representation or warranty upon which the claim is based. The Claim Notice shall be given reasonably promptly (but, in the case of a third party claim against the indemnified party, within 15 days after the indemnified party has received written notification of such claim) after the party seeking indemnity becomes aware of the facts indicating that a claim for indemnification may be warranted. Each Claim Notice shall specify in reasonable detail (to the extent known) the nature of the claim, the applicable provision(s) of this Agreement or other instrument under which the claim for indemnity arises, and, if possible, the amount or the estimated amount thereof. The failure of any indemnified party to give a Claim Notice shall not relieve the indemnifying party of its obligations under this
Section 9, except to the extent that the indemnified party is actually materially prejudiced by failure to give such Claim Notice. The indemnifying party may, through counsel of its own choosing and reasonably satisfactory to the indemnified party, assume the defense thereof or other indemnification obligation with respect thereto; provided, however, that (a) any indemnified party shall be entitled to participate in any such claim with counsel of its own choice but at its own expense and (b) any indemnified party shall be entitled to participate in any such claim with counsel of its own choice at the expense of the indemnifying party if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct. In any event, if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty days after receiving notice from such indemnified party that the indemnifying party believes it has failed to do so, the indemnified party may assume such defense or other indemnification obligation and the fees and expenses of its attorneys will be covered by the indemnity provided for in this
Section 9. Notwithstanding anything in this Section 9 to the contrary, the indemnifying party shall not, without the written consent of the indemnified party, settle or compromise any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) or consent to the entry of any judgment (i) which does not, to the extent that an indemnified party may have any liability with respect to such action or claim, include as an unconditional term thereof the delivery by the claimant or plaintiff to the indemnified party of a written release from all liability in respect of such action or claim, (ii) which includes any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, or (iii) in any manner that involves any injunctive relief against the indemnified party or may materially and adversely affect the indemnified party. Notwithstanding anything in this Section 10 to the contrary, the indemnified party may not compromise or settle any claim without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), unless the sole relief granted is equitable relief for which the indemnifying party would have no liability or to which the indemnifying party would not be subject.


         SECTION 10. Special Indemnification of the Corporation. In the event that the sum of (i) Taxes imposed on or payable by the TIS Entities with respect to any taxable period or portion thereof ending on or prior to August 31, 1998,
(ii) Taxes imposed on or payable by the TIS Entities with respect to any taxable period or portion thereof beginning on or after September 1, 1998 and ending on or prior to the date hereof other than such Taxes arising by reason of the ordinary operations of the TIS Entities, and (iii) Taxes imposed on or payable by any TIS Entity with respect to any taxable period or portion thereof beginning on or after the date hereof resulting or arising from any adjustments to such TIS Entity's taxable income under Section 481 of the Code (or any analogous provisions of state or local laws) by reason of its change from the cash basis method to the accrual method of accounting for federal, state or local Tax purposes regardless of when such change is effective, exceeds the accruals and reserves for Taxes which are reflected on the Final Post-Closing Statement, then the Final Shareholders Equity Amount shall be re-computed to take into account such excess. For purposes of the preceding sentence, Taxes imposed on or payable by any TIS Entity with respect to any taxable period or portion thereof which are based upon or related to income, receipts, sales or disbursements shall be computed using the closing of the books method. In the event that all or any portion of the Option Cashout Amount is determined not to be deductible by the Corporation for income Tax purposes, then the Final Shareholders Equity Amount shall be re-computed to take into account the resulting reduction to the amount of the asset referred to in clause (D) of Section 1.8(a), which reduction shall be deemed to be equal to 44% of the non-deductible portion of the Option Cashout Amount. As promptly as possible after the Corporation becomes aware that a re-computation of the Final Shareholders Equity Amount is required to be made pursuant to this Section 10, the Corporation shall cause its independent public accountants to prepare and deliver to the Investors such re-computation. The Investors shall have an opportunity to examine and dispute such re-computation of the Final Shareholders Equity Amount in accordance with the procedures set forth in paragraphs (b) and (c) of Section 1.8. Once such recomputation of the Final Shareholders Equity Amount which is conclusive and binding on the parties has been determined, each Existing Shareholder shall immediately make a payment to the Corporation in an amount equal to (i) the excess of the Final Shareholder Equity Amount as reflected on the Final Post-Closing Statement over such re-computed Final Shareholder Equity Amount, multiplied by (ii) such Existing Shareholder's Pro Rata Percentage; provided, however, that all the Existing Shareholders shall be jointly and severally liable to the Corporation for the aggregate amount of such payments owing by all of the Existing Shareholders. Notwithstanding anything in this Section 10 to the contrary, in the event the Note Amount has been calculated prior to any recomputation contemplated by this
Section 10, and the Note Amount is a positive number, any amounts owed by any of the Existing Stockholders under this Section 10 shall first be offset against any then unpaid principal amount of such Existing Stockholder's Note and the principal amount of such Existing Stockholder's Note shall thereupon be reduced by the amount of any such offset without any further action by Corporation or any Existing Stockholder.


         SECTION 11. Appointment of Agent for the Existing Stockholders. Each of the Existing Stockholders irrevocably appoints and authorizes each of Jeffrey Najarian, Robert Gold and Edward Shaw, with powers of substitution, to each individually act as agent (each, an "Agent for the Existing Stockholders") to do all such acts and things on such Existing Stockholder's behalf and exercise all such rights, powers and privileges in relation to the Documents (including, without limitation, in connection with any waiver of any terms or conditions hereof and any Claims pursuant to Section 9.3) as fully and completely as such Existing Stockholder could, together with all powers reasonably incidental thereto. Each Existing

Stockholder agrees that the foregoing appointment and powers granted are coupled with an interest and the Investors shall be entitled to rely on any action taken or omitted by any of the Agents for the Existing Stockholders on such Existing Stockholder's behalf.


         SECTION 12. Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Corporation or any Existing Stockholder, any Investor may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement.


         SECTION 13. Further Assurances. At any time or from time to time after each Closing, the Corporation, on the one hand, and the Investors, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby relating to the Purchase and to otherwise carry out the intent of the parties hereunder.


         SECTION 14. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Corporation and each of the Investors and the respective successors, assigns, heirs and personal representatives of the Corporation and each of the Investors. The Corporation acknowledges that, subject to compliance with applicable securities laws, any of the Investors may transfer, all or part of, the securities acquired by it hereunder and assign, all or part of, its rights and obligations under this Agreement.


         SECTION 15. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.


         SECTION 16. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy (with a confirmatory copy sent by a different means within three business days of such notice), nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)      if to the Corporation, to:

                                    Transaction Information Systems, Inc.
                                    115 Broadway, 20th Floor
                                    New York, NY 10006
                                    Telecopy:  (212) 962-7175
                                    Attention:  Jeffrey Najarian

                                    with a copy to:

                                    Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY  10158
                                    Telecopy:  (212) 953-6899
                                    Attention:  Roy M. Korins, Esq.

                                    and

                           (ii) if to the Existing Stockholders or the Agent for
the Existing Stockholders, to:

                                    c/o Jeffrey Najarian
                                    Transaction Information Systems, Inc.
                                    115 Broadway, 20th Floor
                                    New York, New York 10006
                                    Telecopy:  (212) 962-7175

                                    with a copy to:

                                    Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY  10158
                                    Telecopy:  (212) 953-6899
                                    Attention:  Roy M. Korins, Esq.

                           (iii)    if to the Investors, to:
                                    GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004

                                    Telecopy:  (212) 902-3000
                                    Attention:  Randall Blumenthal

                                    with copies to:

                                    Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York  10004
                                    Telecopy:  (212) 859-8586
                                    Attention:  Paul M. Reinstein, Esq.

                                    and

                                    GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Telecopy:  (212) 357-5505
                                    Attention:  Ben Adler, Esq.

                  All such notices, requests, consents and other communications shall be deemed to have been given when received.


         SECTION 17. Amendments; Enforcement.

                  (a) Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Corporation, any Agent for Existing Stockholders and the Investors (including the provisions regarding the Notes and the Dividend Notes (including, without limitation, any prepayment under either the Notes or the Dividend Notes), and the provisions of Section 1.8 and Section 10, under which provisions the parties agree the Investors are third party beneficiaries, and which may not be waived or amended without the prior written approval of the Investors); provided, however, that any change with respect to the Aggregate Redemption Price shall also require the written consent of all Existing Stockholders.

                  (b) Enforcement. The parties agree that the Investors are third party beneficiaries with respect to the provisions benefiting the Corporation pursuant to the Notes and the Dividend Notes, and provisions of this Agreement contained in Section 1.8 and Section 10 hereof, and as such shall have the right, on behalf of and in the name of the Corporation, to enforce such provisions and the transactions contemplated thereunder (including, without limitation, any payments which may be required to be made by the Existing Stockholders to the Corporation). The Corporation agrees that, at the request of the Investors, it shall enforce such provisions or delegate the enforcement of such provisions to the Investors on the Corporation's behalf.


         SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


         SECTION 19. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.


         SECTION 20. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

         SECTION 21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement, or such other address as may be given by one or more parties to the other parties in accordance with the notice provisions of Section 16, shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.


         SECTION 22. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.

               CORPORATION:

                   TRANSACTION INFORMATION SYSTEMS, INC.


                   By:  /s/ Jeffrey Najarian
                      -----------------------------------
                          Name:  Jeffrey Najarian
                          Title: Chief Executive Officer

               INVESTORS:

                   GS CAPITAL PARTNERS III, L.P.
                   By:    GS Advisors III, L.P., its general partner
                          By:    GS Advisors III, L.L.C., its general partner


                  By: /s/
                      -----------------------------------
                      Authorized Signatory



                   GS CAPITAL PARTNERS III OFFSHORE, L.P.
                   By:      GS Advisors III (Cayman), L.P., its General Partner
                            By:    GS Advisors III, L.L.C., its General Partner


                  By: /s/
                      -----------------------------------
                      Authorized Signatory

                                           GOLDMAN, SACHS & CO. VERWALTUNGS GmbH


                                           By: /s/
                                               --------------------------------
                                                 Managing Director

                                           and


                                           By:
                                               --------------------------------
                                                 Managing Director
                                                       or
                                                 Registered Agent


                                            STONE STREET FUND 1998, L.P.
                                            By:   Stone Street Advantage Corp.
                                                  General Partner


                                                  By: /s/
                                                      -------------------------


                                            BRIDGE STREET FUND 1998, L.P.
                                            By:   Stone Street Advantage Corp.
                                                  Managing General Partner


                                                  By: /s/
                                                      -------------------------

                                        EXISTING STOCKHOLDERS:

                                            /s/ Mark Arzoomanian
                                            ------------------------------------
                                            MARK ARZOOMANIAN

                                            /s/ Paul Bayse
                                            ------------------------------------
                                            PAUL BAYSE

                                            /s/ Peter Bonjuklian
                                            ------------------------------------
                                            PETER BONJUKLIAN

                                            /s/  Arthur Farkas
                                            ------------------------------------
                                            ARTHUR FARKAS

                                            /s/ Mitchell Fass
                                            ------------------------------------
                                            MITCHELL FASS

                                            /s/ Robert Gold
                                            ------------------------------------
                                            ROBERT GOLD

                                            /s/ Peter Melomo
                                            ------------------------------------
                                            PETER MELOMO

                                            /s/ Jeffrey Najarian
                                            ------------------------------------
                                            JEFFREY NAJARIAN

                                            /s/ George A. Setford
                                            ------------------------------------
                                            GEORGE SETFORD

                                            /s/ Edward Shaw
                                            ------------------------------------
                                            EDWARD SHAW

                                            /s/ Jonathan Toder
                                            ------------------------------------
                                            JONATHAN TODER

                                            /s/ Jeffrey Najarian
                                            ------------------------------------
                                            By:  Jeffrey Najarian
                                            Attorney In Fact

                                                                       Exhibit A

                          SUBORDINATED PROMISSORY NOTE

                                                            September ____, 1998

         FOR VALUE RECEIVED, TRANSACTION INFORMATION SYSTEMS, INC., a corporation formed under the laws of the State of Delaware (the "Corporation"), hereby unconditionally promises to pay to the order of_________________________ __________________________ ("Payee"), the principal sum of the Note Amount, as defined in Section 2.1.

         This Note is being issued on September , 1998 in payment of a dividend declared by the Board of Directors of the Corporation on September , 1998 to the holders of the outstanding shares of the Corporation's common stock $0.01 par value per share (the "Common Stock") as of such date (the "Record Date").

                                    ARTICLE I
                                   DEFINITIONS

         Section 1. I Definitions. The following terms shall have the meaning set forth below:

         "Closing" means the closing of the transactions contemplated by the Preferred Stock Purchase Agreement (the "Agreement") to be entered into among the Corporation, the stockholders of the Corporation, GS Capital Partners III, L.P. and certain affiliates of The Goldman Sachs Group L.P.

         "Note" means this Subordinated Promissory Note, as the same may be amended from time to time.

         "Obligations" means all of the Corporation's liabilities, obligations and indebtedness to Payee under this Note (including, without limitation, the Corporation's obligation to make payments of principal to Payee hereunder).

         "Pro Rata Percentage" means a fraction the numerator of which is the number of shares of Common Stock held by the Payee on the Record Date and the denominator of which is equal to the total number of shares of Common Stock outstanding on the Record Date.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on and other amounts due on or in connection with (a) any indebtedness, whether in existence on the date hereof or created in the future, of the Corporation to any unrelated third party in respect of borrowed money (other than this Note), or evidenced by bonds, notes, debentures or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property purchased, if and to the extent any of the foregoing indebtedness would appear as a liability upon the balance sheet of the Corporation, and whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed in any manner by the Corporation or in effect guaranteed in any manner by the Corporation or in effect guaranteed by the Corporation through an agreement to purchase or otherwise, and (b) deferrals, renewals, extensions or refunding of, or amendments, modifications or supplements to, Senior Indebtedness of the kind described in the preceding clause (a).


                                    ARTICLE 2
                    CALCULATION OF PRINCIPAL AMOUNT; PAYMENTS

         Section 2.1 Principal Amount. (a) The aggregate principal amount of this Note (the "Principal Amount") shall be equal to the excess of the (i) the product of (x) the lesser of (A) $4,500,000 or (B) the aggregate amount of the Corporation's accumulated adjustments account (as defined in Section 1368(e)(1) of the Internal Revenue Code of 1986, as amended,) as of the close of business on the day immediately prior to the Closing computed as if the previous distributions of $503,000 made in 1998 to certain holders of Common Stock had not been made (such aggregate amount, the "AAA Amount"), times (y) the Pro Rata Percentage, less (ii) the amount, if any, set forth opposite the name of the Payee on annexed Exhibit A (the "Prepaid Amount"). For purposes of this Note,
(i) in no event shall the AAA Amount be less than zero and (ii) the Principal Amount may be a negative number.

         (b) At the Closing, the Corporation shall pay to the Payee an amount ("Initial Amount") equal to the excess of (i) the product of (x) $3,253,000 times (y) the Pro Rata Percentage over (ii) the Prepaid Amount.

         (c) Promptly after the AAA Amount is determined, if the Principal Amount is a positive number which exceeds the Initial Amount, an amount equal to the Principal Amount minus the Initial Amount shall be payable immediately by the Corporation to the Payee and thereafter this Note shall be canceled.

         (d) By accepting this Note, the Payee agrees that, to the extent the Payee has not already made the payment required pursuant to Section 1.7 of the Agreement, if the sum of the Initial Amount plus the Prepaid Amount exceeds the sum of the Principal Amount plus the Prepaid Amount, the excess shall be payable immediately by the Payee to the Corporation and thereafter this Note shall be canceled.

         (e) In the event that the Closing does not occur on or before December 31, 1998, then on January 4, 1999 the Corporation shall pay to the Payee the Initial Amount and thereafter this Note shall be canceled.

         Section 2.2 Payments Generally. All payments of principal to be made by the Corporation under this Note shall be made by check to an address specified by Payee, or wire transfer of immediately available funds in United States dollars to an account specified in writing by Payee. All payments of the principal of this Note shall be paid in lawful money of the United States and in immediately available funds. All payments of this Note shall be made without interest and no payment of interest shall be due on this Note.

         Section 2.3 Prepayment. After the AAA Amount is determined, the Corporation may at any time and from time to time, at its option, prepay this Note (in an amount up to but not exceeding the unpaid Principal Amount hereof) in whole or in part.

                                    ARTICLE 3
                                  SUBORDINATION

         Section 3.1 Agreement to Subordinate. (a) The Corporation and Payee, for themselves and their successors and permitted assigns, and Payee, by its acceptance of this Note, agree that this Note and payment of the Obligations is and shall be subordinated, to the extent and in the manner provided in this
Article 3, to the prior payment in full of all Senior Indebtedness. This Article 3 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

         (b) No payment shall be made by the Corporation, and no enforcement of remedies shall be made by Payee, on account of the Obligations (i) upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, or (ii) in the event that the Corporation shall default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, unless and until such default shall have been cured or waived or shall have ceased to exist.

         (c) In the event that any event of default shall have occurred and be continuing with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof (other than a default in payment of the principal of or interest on or other amounts due in connection with such Senior Indebtedness) upon written notice thereof given to the Corporation by any holders of such Senior Indebtedness or their representative ("Default Notice"), then, unless and until the date on which such event of default shall have been cured or waived by the holders of such Senior Indebtedness or shall have ceased to exist, no direct or indirect payment shall be made by the Corporation, and no enforcement of remedies shall be made by Payee, with respect to the Obligations.

         (d) In furtherance of the provisions of Section 3.1(a) hereof in the event that any payment on account of the Obligations shall be made by or on behalf of the Corporation and received by Payee, at a time when such payment was prohibited by the provisions of Sections 3.1(b) and (c) hereof, then, unless and until such payment is no longer prohibited by this
Article 3, such payment shall be held in trust for the benefit of and shall be immediately paid over to, the holders of Senior Indebtedness or their representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Indebtedness may have been issued, ratably according to the aggregate amount remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid. The Corporation shall give prompt written notice to Payee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued. Failure to give such notice shall not affect the subordination of this Note to the Senior Indebtedness provided in this
Article 3.

         (e) By accepting this Note, Payee agrees to enter into any additional subordination provisions to the extent reasonably requested by any holders of Senior Indebtedness.

         Section 3.2 Further Rights. No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell, or exchange such security and otherwise deal freely with the Corporation, all without affecting the liabilities and obligations of the Corporation and Payee.

         Section 3.3 Subrogation. After all Senior Indebtedness is paid in full and until all amounts due in connection herewith are paid in full, Payee shall be subrogated to the rights of the holders of Senior Indebtedness to receive distributions applicable to the Senior Indebtedness to the extent that distributions otherwise payable to Payee have been paid to the holders of the Senior Indebtedness. For the purpose of such subrogation, a distribution made under this Article 3 to holders of Senior Indebtedness that otherwise would have been made to Payee is not, as between the Corporation and Payee, a payment by the Corporation on the Senior Indebtedness.

         Section 3.4 Obligations Not Impaired. The provisions of this Article 3 are, and are intended solely for, the purpose of defining the relative rights of Payee, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article 3, or elsewhere in this Note, is intended to or shall (i) impair, as among the Corporation, its creditors other than the holders of Senior Indebtedness, and Payee, the obligation of the Corporation, which, subject to the other terms of this Note, is absolute and unconditional (and which, subject to the rights under this Article 3 of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Corporation), to pay to Payee the principal of this Note as and when the same shall become due and payable in accordance with its terms hereof, or (ii) affect the relative rights against the Corporation of Payee and creditors of the Corporation other than the holders of Senior Indebtedness.

                                    ARTICLE 4
                                  MISCELLANEOUS

         Section 4.1. Loss, Theft, Destruction, etc. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Corporation, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, or, in the case of mutilation of this Note, upon surrender and cancellation of this Note, the Corporation will make and deliver a new Note of like tenor, in lieu of this Note.

         Section 4.2 Governing Law; Submission to Jurisdiction. This Note shall be deemed made and delivered and shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Any legal action or proceeding arising out of, or relating to, this Note shall be instituted in the courts of the State of New York or of the United States of America located in the state of New York, and all endorsers and guarantors submit to the jurisdiction of each such court in any action or proceeding.

         Section 4.3 Notices. All notices, requests, claims, demands and other communications hereunder to any party shall be deemed sufficient if contained in a written instrument delivered in person or sent by telecopy (with a confirmatory copy sent by a different means within three business days of such notice), nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address for a party as shall be specified in a: notice given in accordance with this Section 4.3:

         If to the Corporation:     Transaction Information Systems, Inc.
                                    115 Broadway, 20th Floor
                                    New York, New York 10006
                                    Telecopy No.: (212) 962-7175
                                    Attention: Jeffrey Najarian

                  With a copy to:   Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, New York 10158
                                    Telecopy No.: (212) 953-6899
                                    Attention: Roy M. Korins, Esq.


                  If to Payee:      to the address set forth below his name
                                    on annexed Exhibit A

         Section 4.4 Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining of such provision or the remaining provisions of this Note.

         Section 4.5 Surrender. Upon cancellation or full payment of this Note, Payee agrees to surrender this Note to the Corporation for cancellation.

         Section 4.6 Headings, etc. The headings of the Articles and Sections of this Note have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof

         Section 4.7 WAIVER OF JURY TRIAL. EACH OF MAKER AND PAYEE, BY ITS ACCEPTANCE OF THIS NOTE, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE AND FOR ANY COUNTERCLAIM THEREIN.


                   [Balance of page intentionally left blank.]

         IN WITNESS OF, the Corporation has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.


                                           TRANSACTION INFORMATION SYSTEMS, INC.



                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                    Exhibit A

                    STOCKHOLDER NAMES, ADDRESSES AND AMOUNTS

Name and Address of Payee                                            Amount
-------------------------                                            ------
Mark Arzoomanian                                                      - 0 -
52 Alpine Drive
Closter, New Jersey 07624

Paul Bayse                                                            - 0 -
446 Stuyvesant
Rutherford, New Jersey 07070

Peter Bonjuklian                                                   $ 60,500
25 Column Court
Ramsey, New Jersey 07446

Arthur Farkas                                                         - 0 -
63 Sutton Drive
Manalapan, New Jersey 07726

Mitchell Fass                                                      $195,000
89 King Street
Edison, New Jersey  08820

Robert Gold                                                        $150,000
11 Candeub Court
Manalapan, New Jersey 07726

Peter Melomo                                                       $ 22,500
2205 Maple Avenue
Cortlandt Manor, New York 10566

Jeffrey Najarian                                                      - 0 -
7 Oakwood Court
Holmdel, New Jersey  07733

George Setford                                                        - 0 -
110 Catalpa Avenue
Hackensack, New Jersey 07601

Edward Shaw                                                           - 0 -
60 Furnace Woods Road
Cortlandt Manor, New York 10566


                                       A-H

Name and Address of Payee                                            Amount
-------------------------                                            ------

Jonathan Toder                                                     $ 75,000
31 Whitlaw Close
Chappaqua, New York 10514

Total                                                              $503,000
                                                                   ========

                                                                       Exhibit B

                            OPTION PURCHASE AGREEMENT

         Option Purchase Agreement (this "Agreement"), dated as of the 1st day of October, 1998, by and between Transaction Information Systems, Inc., a Delaware corporation ("TIS"), and the individual named on the signature page of this Agreement (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Optionee is the holder of certain outstanding options to purchase shares of common stock, $0.01 par value, of TIS (the "TIS Options") set forth on Exhibit A annexed hereto; and

         WHEREAS, prior to or concurrently herewith certain stock options to acquire shares of TIS Equipment Corp. have been combined into the TIS Options; and

         WHEREAS, the Optionee desires to sell, and TIS desires to purchase, the number of TIS Options set forth on annexed Schedule A (the "Options") for the aggregate purchase price set forth on such Schedule (the "Purchase Price");

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, the parties to this Agreement hereby agree as follows:

         1.       (a)      Subject to the terms and conditions of this
Agreement, the Optionee shall sell to TIS, and TIS shall purchase from the Optionee, the TIS Options (which constitute all of the options in TIS which have vested and become exercisable as of the date hereof) for the Purchase Price set forth on annexed Schedule A.

                  (b) The sale and purchase described in Paragraph 1(a) of this Agreement shall take place on October 1, 1998 at the offices of TIS, 115 Broadway, 20th Floor, New York, New York 10006 (the "Closing").

         2. At the Closing, TIS shall deliver to the Optionee payment in cash for the TIS Options in the amount of the Purchase Price set forth on Schedule A annexed.

         3.       The Optionee hereby represents and warrants to TIS as follows:

                  (a) The Optionee owns the number of Options set forth on Schedule A and the Optionee has the sole right, title and interest in and to such Options, all of which will be transferred to TIS pursuant to the terms of this Agreement free from any lien, pledge, security interest or other incumbrance, including, without limitation, any encumbrance arising out of a marital relationship.

                  (b) No consent, approval or agreement of any person, party, court, governmental authority or entity is required to be obtained by such Optionee in connection with the execution and performance by such Optionee of this Agreement.

                  (c) The Optionee understands and acknowledges that the Optionee is not relying upon any projections or any representations, warranties, agreements or understandings not expressly set forth in this Agreement.

         4. The obligation of TIS to purchase the TIS Options is subject to the satisfaction and fulfilment prior thereto of each of the following conditions:

                  (a)      The TIS Options shall have vested on September 30,
                           1998.

                  (b) As of the date hereof, the Optionee's employment with TIS shall not have been terminated by reason of (A) voluntary resignation of such Optionee or (B) termination by TIS "for cause".

         5.       (a)      This Agreement, including the Exhibit, which
constitutes an integral part of this Agreement, constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and prior written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement.

                  (b) All notices, demands, solicitation of consent or approval, and other communications hereunder shall be in writing and shall be deemed to have been given when given by hand or overnight courier service or when deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed, as the case may be, to TIS at 115 Broadway, 20th Floor, New York, New York NY 10006, Attention: Mr. Jeffrey Najarian, and to the Optionee at the address set forth on the corporate records, which shall initially be the address set forth on the signature page of this Agreement. Any party may, by like notice, change the address or person to whom notice shall be given.

                  (c) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State. Each party hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in any Federal or state court situated in New York County, New York, and (ii) irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts. In any such litigation, each party waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made in the manner for giving of notices provided in this Agreement.

                  (d) This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


                        [Space intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    TRANSACTION INFORMATION SYSTEMS, INC.

                                    By:
                                       -----------------------------------------
                                       Jeffrey Najarian, Chief Executive Officer

ACKNOWLEDGED AND CONFIRMED:

--------------------------------
Print name of Optionee

--------------------------------
Optionee's Signature

--------------------------------
Optionee's Address

                                   Schedule A

Number of TIS     Number of TIS               Aggregate
Options Owned     Options Being Purchased     Consideration
-------------     -----------------------     -------------

TIS:              TIS:

  Exercise          Exercise
  Price:            Price:

                                                                       EXHIBIT C

                                  SUBORDINATED
                        NON-TRANSFERABLE PROMISSORY NOTE


                                                               September 4, 1998

                  FOR VALUE RECEIVED, TRANSACTION INFORMATION SYSTEMS, INC., a corporation formed under the laws of the State of Delaware (the "Corporation"), hereby unconditionally promises to pay to the order of _________________________ ("Payee"), the principal sum of the Note Amount, as defined in Section 1.2.

                  This Note is being issued in connection with the redemption of shares of Common Stock of Payee pursuant to Section 1.3 of the Preferred Stock Purchase Agreement, dated as of September 4, 1998 (the "Stock Purchase Agreement"), among the Corporation, GS Capital Partners III, L.P. ("GSCP"), certain affiliates of GSCP and the stockholders of the Corporation (the "Existing Stockholders"). Capitalized terms used but not otherwise defined herein have the meaning set forth in the Stock Purchase Agreement.

                  This Note may not be transferred by either the Corporation or Payee other than, in the case of Payee, to the heirs or testamentary legatees of Payee upon the death of Payee.


                                    ARTICLE 1
                                   DEFINITIONS

                  Section 1.1 Definitions. The following terms shall have the meaning set forth below:

                  "Note" means this Promissory Note, as the same may be amended from time to time.

                  "Obligations" means all of the Corporation's liabilities, obligations and indebtedness to Payee under this Note (including, without limitation, the Corporation's obligation to make payments of principal to Payee hereunder).

                  "Senior Indebtedness" means the principal of, premium, if any, and interest on and other amounts due on or in connection with (a) any indebtedness, whether in existence on the date hereof or created in the future, of the Corporation to any unrelated third party in respect of borrowed money (other than this Note), or evidenced by bonds, notes, debentures or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property purchased, if and to the extent any of the foregoing indebtedness would appear as a liability upon the balance sheet of the Corporation, and whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed in any manner by the Corporation or in effect guaranteed by the Corporation through an agreement to purchase or otherwise, and (b) deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, Senior Indebtedness of the kind described in the preceding clause (a).

                                    ARTICLE 2
                    CALCULATION OF PRINCIPAL AMOUNT; PAYMENTS

                  Section 2.1 Adjustment to Principal Amount. Subject to Section 2.4, the aggregate principal amount of this Note (the "Note Amount") shall be equal to the product of (x) an amount equal to (a) $2,250,000 plus (b) the Final Shareholders Equity Amount (which Final Shareholders Equity Amount may be a negative number), minus (c) the aggregate amount paid on the Dividend Notes after the Closing Date, plus (d) if the AAA Amount is less than $3,253,000, the excess of $3,253,000 over the AAA Amount, times (y) the Payee's Pro Rata Percentage, as set forth on Schedule 1.3 to the Stock Purchase Agreement. After
(i) the determination of the Final Shareholders Equity Amount and the AAA Amount, and (ii) the full payment by all Existing Stockholders to the Corporation of all amounts owing by the Existing Stockholders pursuant to
Section 1.7 of the Stock Purchase Agreement (the "Determination Date"), subject to Section 2.4, this Note shall be payable as follows:

                  (a) If the Final Shareholders Equity Amount is zero or a positive number, that portion of the Note Amount equal to (x) the Note Amount, minus (y) the product of (I) the Payee's Pro Rata Percentage, times (II) the Final Shareholders Equity Amount, shall be payable immediately following the Determination Date. The balance of the Note Amount shall be payable in a lump sum upon the earlier of (i) an IPO (as defined in the Stock Purchase Agreement), (ii) a Sale Transaction (as defined in the Stock Purchase Agreement) and (iii) September 4, 2000 (the "Final Date"); provided that (x) if no IPO or Sale Transaction has occurred prior to the Final Date and (y) the financial condition of the Corporation has materially deteriorated from the financial condition of the Corporation as of the date hereof, the balance of the Note shall not be paid on the Final Date and instead shall be paid in accordance with a schedule negotiated in good faith between GSCP and the Agent for the Existing Stockholders (as defined in the Stock Purchase Agreement).

                  (b) If the Final Shareholders Equity Amount is a negative number and the Note Amount is a positive number, the Note Amount shall be payable immediately, and thereafter this Note shall be canceled.

                  (c) If as a result of the calculation of the Note Amount, the Note Amount is a negative number, this Note shall be canceled immediately.

                  Section 2.2 Payments Generally. All payments of principal to be made by the Corporation under this Note shall be made by check to an address specified by Payee, or wire transfer of immediately available funds in United States dollars to an account specified in writing by Payee. All payments of the principal of this Note shall be paid in lawful money of the United States and in immediately available funds. All payments of this Note shall be made without interest and no payment of interest shall be due on this Note.

                  Section 2.3 Prepayment. After the Determination Date, the Corporation may, but only with the consent of GSCP, at any time and from time to time, at its option, prepay this Note (in an amount up to but not exceeding the unpaid Note Amount hereof) in whole or in part.

                  Section 2.4 Set-Off. The outstanding principal balance of this Note shall be reduced by an amount equal to all amounts for which indemnification may properly be sought by the Corporation against Payee pursuant to any of the terms, conditions and provisions of the Stock Purchase Agreement.


                                    ARTICLE 3
                                  SUBORDINATION

                  Section 3.1 Agreement to Subordinate. (a) The Corporation and Payee, for themselves and their successors and permitted assigns, and Payee, by its acceptance of this Note, agree that this Note and payment of the Obligations is and shall be subordinated, to the extent and in the manner provided in this
Article 3, to the prior payment in full of all Senior Indebtedness. This Article 3 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

                  (b) No payment shall be made by the Corporation, and no enforcement of remedies shall be made by Payee, on account of the Obligations
(i) upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, or (ii) in the event that the Corporation shall default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, unless and until such default shall have been cured or waived or shall have ceased to exist.

                  (c) In the event that any event of default shall have occurred and be continuing with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof (other than a default in payment of the principal of or interest on or other amounts due in connection with such Senior Indebtedness) upon written notice thereof given to the Corporation by any holders of such Senior Indebtedness or their representative ("Default Notice"), then, unless and until the date on which such event of default shall have been cured or waived by the holders of such Senior Indebtedness or shall have ceased to exist, no direct or indirect payment shall be made by the Corporation, and no enforcement of remedies shall be made by Payee, with respect to the Obligations.

                  (d) In furtherance of the provisions of Section 3.1(a) hereof in the event that any payment on account of the Obligations shall be made by or on behalf of the Corporation and received by Payee, at a time when such payment was prohibited by the provisions of Sections 3.1(b) and (c) hereof, then, unless and until such payment is no longer prohibited by this Article 3, such payment shall be held in trust for the benefit of and shall be immediately paid over to, the holders of Senior Indebtedness or their representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Indebtedness may have been issued, ratably according to the aggregate amount remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid. The Corporation shall give prompt written notice to Payee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued. Failure to give such notice shall not affect the subordination of this Note to the Senior Indebtedness provided in this
Article 3.

                  (e) By the acceptance of this Note, the Payee agrees to enter into any additional subordination provisions to the extent reasonably requested by any holders of Senior Indebtedness.

                  Section 3.2 Further Rights. No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Corporation, all without affecting the liabilities and obligations of the Corporation and Payee.

                  Section 3.3 Subrogation. After all Senior Indebtedness is paid in full and until all amounts due in connection herewith are paid in full, Payee shall be subrogated to the rights of the holders of Senior Indebtedness to receive distributions applicable to the Senior Indebtedness to the extent that distributions otherwise payable to Payee have been paid to the holders of the Senior Indebtedness. For the purpose of such subrogation, a distribution made under this Article 3 to holders of Senior Indebtedness that otherwise would have been made to Payee is not, as between the Corporation and Payee, a payment by the Corporation on the Senior Indebtedness.

                  Section 3.4 Obligations Not Impaired. The provisions of this
Article 3 are, and are intended solely for, the purpose of defining the relative rights of Payee, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article 3, or elsewhere in this Note, is intended to or shall (i) impair, as among the Corporation, its creditors other than the holders of Senior Indebtedness, and Payee, the obligation of the Corporation, which, subject to the other terms of this Note, is absolute and unconditional (and which, subject to the rights under this Article 3 of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Corporation), to pay to Payee the principal of this Note as and when the same shall become due and payable in accordance with its terms hereof, or (ii) affect the relative rights against the Corporation of Payee and creditors of the Corporation other than the holders of Senior Indebtedness.


                                    ARTICLE 4
                                  MISCELLANEOUS

                  Section 4.1. Loss, Theft, Destruction, Etc. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Corporation, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, or, in the case of mutilation of this Note, upon surrender and cancellation of this Note, the Corporation will make and deliver a new Note of like tenor, in lieu of this Note.

                  Section 4.2 Governing Law; Submission to Jurisdiction. This Note shall be deemed made and delivered and shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Any legal action or proceeding arising out of, or relating to, this Note shall be instituted in the courts of the State of New York or of the United States of America located in the state of New York, and all endorsers and guarantors submit to the jurisdiction of each such court in any action or proceeding.

                  Section 4.3 Notices. All notices, requests, claims, demands and other communications hereunder to any party shall be deemed sufficient if contained in a written instrument delivered in person or sent by telecopy (with a confirmatory copy sent by a different means within three business days of such notice), nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address for a party as shall be specified in a notice given in accordance with this Section 4.3:


                  If to the Corporation:   Transaction Information Systems, Inc.
                                           115 Broadway, 20th Floor
                                           New York, New York  10006
                                           Telecopy No.:  (212) 962-7175
                                           Attention:  Jeffrey Najarian


                  With a copy to:          Esanu Katsky Korins & Siger, LLP
                                           605 Third Avenue, 16th Floor
                                           New York, New York  10158
                                           Telecopy No.:  (212) 953-6899
                                           Attention:  Roy M. Korins, Esq.


                  If to Payee, to the address set forth on Schedule 1 hereto





                  With a copy to:          Esanu Katsky Korins & Siger, LLP
                                           605 Third Avenue, 16th Floor
                                           New York, New York  10158
                                           Attention:
                                           Telecopy No.:

                  Section 4.4 Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining of such provision or the remaining provisions of this Note.

                  Section 4.5 Assignment. Neither the Corporation nor Payee may transfer or assign any of its rights or obligations hereunder other than, in the case of Payee, to the heirs or testamentary legatees of Payee upon the death of Payee.

                  Section 4.6 Surrender. Upon cancellation or full payment of this Note, Payee agrees to surrender this Note to the Corporation for cancellation.

                  Section 4.7 Headings, etc. The headings of the Articles and Sections of this Note have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  Section 4.8 WAIVER OF JURY TRIAL. EACH OF MAKER AND PAYEE, BY ITS ACCEPTANCE OF THIS NOTE, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.


                                       TRANSACTION INFORMATION SYSTEMS, INC.



                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:-------------------------------



AGREED AND ACCEPTED
AS OF THE DATE HEREOF
BY PAYEE

--------------------------------
Name:

                                                                       EXHIBIT D

                  STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of September 4, 1998, among TRANSACTION INFORMATION SYSTEMS, INC., corporation formed under the laws of the State of Delaware (the "Corporation"), GS CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("GSCP") GS Capital Partners III Offshore, L.P. ("GSCP Offshore"), Goldman, Sachs & Co. Verwaltungs GmbH ("GSCP Germany"), Stone Street Fund 1998, L.P. ("Stone 1998"), Bridge Street Fund 1998, L.P. ("Bridge 1998," collectively with GSCP, GSCP Offshore, GSCP Germany, Stone 1998 and Bridge 1998, the "Investors") and the stockholders of the Corporation listed on Schedule I attached hereto (the "Existing Stockholders").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Preferred Stock Purchase Agreement, dated as of , 1998 (the "Purchase Agreement"), pursuant to which the Investors are purchasing shares of Series A Preferred Stock (as defined below) from the Corporation;

                  WHEREAS, the Corporation and the Existing Stockholders are parties to that certain Stockholders Agreement, dated as of September 16, 1997 (the "1997 Agreement"), and desire to terminate the 1997 Agreement and replace it in its entirety with this Agreement; and

                  WHEREAS, the Purchase Agreement contemplates that the parties hereto will enter into this Stockholder Agreement and the parties hereto deem it to be in their best interests to establish and set forth their agreement with respect to certain rights and obligations associated with ownership of shares of Stock (as defined below).

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. General.

                  1.1. Certain Definitions. As used herein, the following terms shall have the following meanings (terms used herein and not defined herein shall have the meaning assigned to each such term in the Purchase Agreement):

                           "Common Stock" shall mean any shares of Common Stock
of the Corporation and any stock into which such Common Stock may hereafter be changed or for which such Common Stock may be exchanged after giving effect to the terms of such change or exchange (by way of reorganization, recapitalization, merger, consolidation or otherwise).

                           "Common Stock Equivalents" shall mean securities
convertible into, or exchangeable for, shares of Common Stock.

                           "Documents" shall mean the Purchase Agreement; the
Registration Rights Agreement, dated as of the date hereof, by and among the Corporation, the Investors and the Existing Stockholders; and the Certificate of Designations for the Series A Preferred Stock, together with this Stockholder Agreement.

                           "GSCP Parties" shall mean the Investors together with
any GSCP Affiliate (as defined in Section 21).

                           "IPO" shall mean the closing of the sale of shares of
Common Stock in a bona fide, firm commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act").

                           "Person" shall mean any individual, corporation,
limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

                           "Sell," as to any Stock, shall mean to sell, or in
any other way directly or indirectly transfer, assign, distribute, encumber or otherwise dispose of or pledge, either voluntarily or involuntarily; and the terms Sale and Sold shall have meanings correlative to the foregoing.

                           "Series A Preferred Stock" shall mean any shares in
that series of Preferred Stock of the Corporation purchased by the Investors pursuant to the Purchase Agreement.

                           "Stock" shall mean (i) any shares of Common Stock and
(ii) any Common Stock Equivalents, in either case, whether owned on the date hereof or acquired hereafter (including, without limitation, the Series A Preferred Stock purchased pursuant to the Purchase Agreement).

                           "Stockholders" shall mean the parties to this
Agreement (other than the Corporation) and any other Person who executes, and agrees to be bound by the terms of, this Agreement.

                           "Transfer" shall mean any sale, assignment, mortgage,
hypothecation, transfer or pledge of, creation of a security interest in, or lien on, or any encumbrance, gift, trust (voting or other), bequest or any testamentary or other disposition of, whether voluntary or by operation of law, the Stock or any interest therein.

                  1.2. Methodology for Calculations. For purposes of this Agreement, the proposed Sale or Sale of a Common Stock Equivalent shall be treated as the proposed Sale or Sale of the shares of Common Stock into which such Common Stock Equivalent can be converted, exchanged or exercised. Unless otherwise specifically provided, for purposes of all calculations under this Agreement (including, without limitation, determining the amount of outstanding Common Stock as of any date, the amount of Common Stock owned by any Person, and the percentage of outstanding Common Stock owned by any Person), all Common Stock into which any in the money Common Stock Equivalents are convertible, exchangeable or exercisable shall be deemed to be outstanding, and the shares of Common Stock into which the Series A Preferred Stock shall be converted from time to time shall also be deemed to be outstanding.

                  SECTION 2. Termination of 1997 Agreement. The Existing Stockholders agree that the 1997 Agreement is hereby terminated and is of no further force and effect.

                           SECTION 3. Limitations on Sales of Stock by
Stockholders. (a) Each Stockholder shall not Sell any Stock, whether owned on the date hereof or acquired hereafter, other than:

                                    (i) by Sale in accordance with Sections 4, 5
and 6 hereof;

                                    (ii) by Transfer to an affiliate (including,
without limitation, in the case of a GSCP Party, a Transfer to another GSCP Party);

                                    (iii) by Sale in accordance with Section 8
hereof; or

                                    (iv) pursuant to a registration statement
filed under the Securities Act.

                                    (v) in the case of an Existing Stockholder,
by Transfer of up to 50% of such Existing Stockholder's Stock as of the date hereof to any of the following persons: such Existing Stockholder's spouse or children, or any trust established solely for the benefit of any of the foregoing as to which such Existing Stockholder and/or such Existing Stockholder's spouse serves as a trustee (an "Eligible Trust"); provided, however, that any subsequent Transfer by the Eligible Trust to such Existing Stockholder's spouse or children shall be subject to this Agreement to the same extent as if such Transfer were made by such Existing Stockholder.

                                    (b) Anything contained herein to the
contrary notwithstanding, any transferee of Stock pursuant to a Sale under clause (i), (ii), (iii) or (v) of Section 3(a) who is not a Stockholder shall upon consummation of, and as a condition to, such Sale (A) execute, and agree to be bound by the terms of, this Agreement and shall thereafter be deemed a Stockholder, with the same rights and obligations of the Stockholder which is the transferor of the Stock, for all purposes of this Agreement and (B) with respect to any transferee of Stock of a Stockholder, execute and deliver a certificate in a form reasonably satisfactory to the Stockholders in which such person certifies that (I) it is purchasing the Stock for its own account, for investment and not with a view to the distribution thereof and (II) that such Sale is otherwise being made in compliance with all applicable federal and state law (including, without limitation, federal and state securities laws and "blue sky" laws).

                           (c) Anything contained herein to the contrary
notwithstanding, each Existing Stockholder agrees that he will not Sell any Stock (other than pursuant to clause (v) of Section 3(a)) for a period of two and one-half years from the date hereof without first obtaining the written consent of the GSCP.

                  SECTION 4. Rights of First Offer. In addition to and not in limitation of any other restrictions on Sales of Stock contained in this Agreement, other than pursuant to clause (ii), (iii), (iv) or (v) of Section 3(a), each Stockholder shall not Sell any Stock except in accordance with the following procedures:

                           (a) The Stockholder proposing to Sell Stock (for
purposes of this section the "Section 4 Offeror") shall first deliver to the Corporation a written notice (a "Section 4 Offer Notice"), which shall (i) state the Section 4 Offeror's intention to sell Stock to one or more Persons, the amount and type of Stock to be sold, the purchase price therefor and a summary of the other material terms of the proposed Sale and (ii) offer, in accordance with this Section 4, to the Corporation and then to the other Stockholders the option to acquire all or a portion of such Stock upon the terms and subject to the conditions of the proposed Sale as set forth in the Section 4 Offer Notice (the "Section 4 Offer"), provided that such Section 4 Offer may provide that it must be accepted by the Corporation and the other Stockholders (in the aggregate) on an all or nothing basis (an "All or Nothing Sale"). The Section 4 Offer shall remain open and irrevocable for the periods set forth below (and, to the extent the Section 4 Offer is accepted during such periods, until the consummation of the sale contemplated by the Section 4 Offer). The Corporation shall have the right and option, for a period of twenty days after delivery of the Section 4 Offer Notice (the "Section 4(a) Acceptance Period"), to accept all or any part of the offered Stock at the purchase price and on the terms stated in the Section 4 Offer Notice. Such acceptance shall be made by delivering a written notice of such acceptance to the Section 4 Offeror and each of the other Stockholders within the Section 4(a) Acceptance Period.

                           (b) If the Corporation shall fail to accept all of
the Stock offered for sale pursuant to, or shall reject in writing, the Section 4 Offer (the Corporation being required to notify in writing the Section 4 Offeror and each of the other Stockholders of its rejection or failure to accept in the event of the same) then, upon the earlier of the expiration of the
Section 4(a) Acceptance Period or the receipt of such written notice of rejection or failure to accept such offer by the Corporation, each other Stockholder shall have the right and option, for a period of twenty days thereafter (the "Section 4(b) Acceptance Period"), to accept all or any part of the Stock so offered and not accepted by the Corporation (the "Refused Stock") at the purchase price and on the terms stated in the Section 4 Offer Notice ; provided, however, that, if the Section 4 Offer contemplated an All or Nothing Sale, the Corporation and the other Stockholders, in the aggregate, may accept, during the Section 4(a) Acceptance Period, all, but not less than all, of the Refused Stock, at the purchase price and on the terms stated in the Section 4 Offer Notice. Such acceptance shall be made by delivering a written notice to the Corporation and the Section 4 Offeror within the Section 4(b) Acceptance Period specifying the maximum number of shares such other Stockholder will purchase (the "First Offer Shares"). If, upon the expiration of the Section 4(b) Acceptance Period, the aggregate amount of First Offer Shares exceeds the amount of Refused Stock, the Refused Stock shall be allocated among the other Stockholders as follows: (i) First, each Stockholder shall be entitled to purchase no more than its Proportionate Percentage (as defined below) of Refused Stock; (ii) Second, if any shares of Refused Stock have not been allocated for purchase pursuant to (i) above (the "Remaining Shares"), each Stockholder (an "Oversubscribed Stockholder") which had offered to purchase a number of shares of Refused Stock in excess of the amount of Stock allocated for purchase to it in accordance with previous allocations, shall be entitled to purchase an amount of Remaining Shares equal to no more than its Proportionate Percentage (treating only Oversubscribed Stockholders as Stockholders for these purposes) of the Remaining Shares; and (iii) Third, the process set forth in (ii) above shall be repeated with respect to any shares of Refused Stock not allocated for purchase until all shares of Refused Stock are allocated for purchase.

                           (c) If effective acceptance shall not be received
pursuant to Sections 4(a) and 4(b) above with respect to all of the Stock offered for sale pursuant to the Section 4 Offer Notice, then the Section 4 Offeror may Sell all or any portion (or, in the case of an All or Nothing Sale, all but not less than all) of the Stock so offered for sale and not so accepted, at a price not less than 95% of the price, and on terms not materially more favorable to the purchaser thereof than the terms, stated in the Section 4 Offer Notice at any time within 60 days after the expiration of the Section 4(b) Acceptance Period (the "Sale Period"). To the extent the Section 4 Offeror Sells all of the Stock so offered for Sale during the Sale Period, the Section 4 Offeror shall promptly notify the Corporation, and the Corporation shall promptly notify the other Stockholders, as to (i) the number of shares of Stock, if any, that the Section 4 Offeror then owns, (ii) the number of shares of Stock that the Section 4 Offeror has sold, (iii) the terms of such Sale and (iv) the name of the owner(s) of any shares of Stock sold. In the event that all of the Stock is not sold by the Section 4 Offeror during the Sale Period, the right of the Section 4 Offeror to Sell such Stock shall expire and the obligations of this Section 4 shall be reinstated; provided, however, that, in the event that the Section 4 Offeror determines, at any time during the Sale Period, that the sale of all of the Stock on the terms set forth in the Section 4 Offer Notice is impractical, the Section 4 Offeror may terminate the offer and reinstate the procedure provided in this
Section 4 without waiting for the expiration of the Sale Period.

                           (d) All Sales of Stock to the Corporation and/or the
other Stockholders that are subject to a Section 4 Offer Notice shall be consummated contemporaneously at the offices of the Corporation on a mutually satisfactory business day within 30 days after the expiration of the Section 4(b) Acceptance Period or, if later, the fifth business day following the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") applicable to such Sales. The delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Stock.

                           (e) Anything contained herein to the contrary
notwithstanding, the Section 4 Offeror shall, in addition to complying with the provisions of this Section 4 in the event of a proposed sale of Stock, comply with the provisions of Section 5 hereof.

                           (f) For purposes of this Section, "Proportionate
Percentage" shall mean, as to each Stockholder, the quotient obtained by dividing, in accordance with Section 1.2 hereof, (i) the number of shares of Common Stock owned, as of the first day of the Section 4(b) Acceptance Period (as defined in Section 4(b) above) by such Stockholder by (ii) the aggregate number of shares of Common Stock owned by all Stockholders who exercise their option to purchase Refused Stock (as defined in Section 4(b) above).

                  SECTION 5. Tag-Along Rights. Subject to the provisions of
Section 3(c), following compliance with the provisions of Section 4 and except pursuant to clause (ii), (iii), (iv) or (v) of Section 3(a) hereof, any Sale of Stock by a Stockholder shall be consummated only in accordance with the following procedures:

                           (a) (i) Any Stockholder or Stockholders proposing to
Sell Stock (for purposes of this Section, the "Section 5 Offeror") shall first deliver to each other Stockholder a written notice (the "Section 5 Notice"), which shall specifically identify the identity of the proposed transferee (the "Section 5 Offeree"), the amount and type of Stock proposed to be sold, the purchase price therefor, and a summary of the other material terms and conditions of the proposed sale, and shall contain an offer (the "Section 5 Offer") by the Section 5 Offeree to each other Stockholder, which shall be irrevocable for a period of seven days after the later of delivery thereof and the expiration of the Section 4(b) Acceptance Period, to the extent applicable (the "Section 5 Acceptance Period") (and, to the extent the Section 5 Offer is accepted during such seven day period, until the closing of the Sale contemplated by the Section 5 Offer), to purchase the Section 5 Stock at the
Section 5 Purchase Price (as such terms are defined below), and upon the other terms offered by the Section 5 Offeree to the Section 5 Offeror as set forth in the Section 5 Notice. A copy of the Section 5 Notice shall promptly be sent to the Corporation. Notice of another Stockholder's intention to accept a Section 5 Offer, in whole or in part, shall be evidenced by a writing signed by such other Stockholder and delivered to the Section 5 Offeree and the Corporation prior to the end of the Section 5 Acceptance Period, setting forth the number of shares and class of Stock that such other Stockholder elects to sell. If effective acceptance by any other Stockholder has been received pursuant to this paragraph (a), then the selling Stockholder shall not consummate such Sale of Stock without participation of such other Stockholders.

                                    (ii) For purposes of this Section, the
following terms shall have the meanings set forth below:

                  "Section 5 Stock" shall mean, with respect to each Stockholder other than the Section 5 Offeror, an amount of Stock which, calculated in accordance with Section 1.2, represents the number of shares of Common Stock equal to the result of (i) the Section 5 Percentage multiplied by (ii) the amount of shares of Common Stock owned, by such other Stockholder.

                  "Section 5 Purchase Price" shall mean (i) with respect to a share of Common Stock, the Per Share Price and (ii) with respect to a Common Stock Equivalent, an amount equal to (A) the Per Share Price minus the exercise price, multiplied by (B) the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Common Stock Equivalent.

                  "Section 5 Percentage" shall mean the quotient obtained by dividing, in accordance with Section 1.2 hereof, (i) the number of shares of Common Stock proposed to be sold by the Section 5 Offeror as set forth in the
Section 5 Notice by (ii) the number of shares of Common Stock owned by the
Section 5 Offeror as of the date of the Section 5 Offer.

                  "Per Share Price" means an amount equal to the quotient obtained by dividing, in accordance with Section 1.2 hereof, (i) the aggregate purchase price to be paid by the Section 5 Offeree in respect of such Stock by
(ii) the number of shares of Common Stock proposed to be sold by the Section 5 Offeror as set forth in the Section 5 Notice.

                           (b) All Sales of Stock to the Section 5 Offeree shall
be consummated contemporaneously at the offices of the Corporation on a mutually satisfactory business day as soon as practicable, but in no event more than 30 days after the expiration of the Section 5 Acceptance Period, or, if later, the fifth business day following the expiration or termination of all waiting periods under the HSR Act applicable to such Sales. The delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Stock.

                  SECTION 6. Bring-Along Rights. (a) Subject to the rights of the Stockholders pursuant to Section 4 hereto, from and after the date hereof, if the Investors, together with any other Stockholders, if necessary, propose to Sell to any Person who is not affiliated with any of such Stockholder(s) (a "Bring-Along Transferee"), in a bona fide arm's-length transaction or series of transactions (including by way of a purchase agreement, tender offer, merger or other business combination or otherwise) (any such transaction being referred to herein as an "Exit Sale"), an amount of stock owned by such Stockholders equal to at least 50% in the aggregate of the then outstanding Common Stock, then the Investors may elect to require each (but not fewer then each) other Stockholder to Sell such Stockholders(s) Stock as a part of the Exit Sale to such Bring-Along Transferee at the purchase price and upon the other terms and subject to the conditions of the Exit Sale.

                  (b) At any time after the fourth anniversary of the date hereof, subject to the rights of the Stockholders pursuant to Section 4 hereto, if the Investors, propose to Sell to any Person in an Exit Sale all of the Series A Preferred Stock and Common Stock owned by them, then the Investors may elect to require each (but not fewer than each) other Stockholder to Sell such Stockholder(s) Stock as a part of the Exit Sale to such Bring-Along Transferee at the purchase price and upon the other terms and subject to the conditions of the Exit Sale.

                  (c) The rights set forth in Section 6(a) and 6(b) shall be exercised by giving written notice (the "Bring-Along Notice") to each other Stockholder setting forth in detail the terms of the proposed Exit Sale and the proposed closing date of the Exit Sale.

                  (d) All Sales of Stock to the Bring-Along Transferee pursuant to this Section 6 shall be consummated contemporaneously at the offices of the Corporation on a mutually satisfactory business day within 60 days after the Bring-Along Notice is delivered to the Stockholders, or the fifth business day following the expiration or termination of all waiting periods under the HSR Act applicable to such Sales, or at such other time and/or place as the parties to such Sales may agree. The delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Stock.

                  (e) In the event of an Exit Sale by way of a merger, consolidation or otherwise, (i) each other Stockholder agrees that he shall take all necessary or desirable action to cause such merger, consolidation or other transaction to occur, including, without limitation, voting his shares of Voting Stock (as defined below) in favor of such merger, consolidation or other transaction; and (ii) the Corporation shall take all necessary or desirable action to cause such merger, consolidation or other transaction to occur.

                  SECTION 7. Preemptive Rights. (a) Except for Excluded Securities (as hereinafter defined), the Corporation shall not issue, sell or exchange, or agree to issue, sell or exchange (collectively, "Issue," and any issuance, sale or exchange resulting therefrom, an "Issuance") (i) any shares of capital stock of the Corporation or any of its subsidiaries, (ii) any other equity security of the Corporation, including, without limitation, any options, warrants or other rights to subscribe for, purchase or otherwise acquire any capital stock or other equity security of the Corporation or (iii) any other security of the Corporation that is convertible into or exchangeable for any equity security of the Corporation unless, in each case, the Corporation shall have first given written notice (the "Section 7 Notice") to each Stockholder (for purposes of this Section, each a "Section 7 Offeree") that shall (a) state the Corporation's intention to sell any of the securities described in (i), (ii) and (iii) above, the amount to be issued, sold or exchanged, the terms of such securities, the purchase price therefor and a summary of the other material terms of the proposed issuance, sale or exchange and (b) offer (a "Section 7 Offer") to Issue to each Section 7 Offeree and their affiliates such Section 7 Offeree's Proportionate Percentage (as defined below) of such securities (with respect to each Section 7 Offeree, the "Offered Securities") upon the terms and subject to the conditions set forth in the Section 7 Notice, which Section 7 Offer by its terms shall remain open and irrevocable for a period of 15-days from the date it is delivered by the Corporation to the Stockholder, as the case may be (and, to the extent the Section 7 Offer is accepted during such 15-day period, until the closing of the Issuance contemplated by the Section 7 Offer). "Proportionate Percentage" for the purposes of this Section shall mean the quotient obtained by dividing: (i) the number of shares of Common Stock owned by the Section 7 Offeree, by (ii) the total number of shares of Common Stock issued and outstanding on the date of the Section 7 Offer.

                           (b) Notice of a Section 7 Offeree's intention to
accept a Section 7 Offer, in whole or in part, shall be evidenced by a writing signed by such party and delivered to the Corporation prior to the end of the 15-day period of such Section 7 Offer (each, a "Notice of Acceptance"), setting forth the portion of the Offered Securities that the Section 7 Offeree elects to purchase.

                           (c) (i) In the event that a Notice of Acceptance is
not given by a Section 7 Offeree in respect of all the Offered Securities, the Corporation shall have 60 days following the earlier of (A) delivery of the Notice of Acceptance or (B) the 15-day period referred to in clause (b) above, if no Notice of Acceptance is delivered, to Issue all or any part of such remaining Offered Securities not covered by the Notice of Acceptance to any other Person(s), but only at a price not less than the price, and on terms no more favorable to the person than the terms, stated in the Section 7 Offer Notice.

                                    (ii) If the Corporation does not consummate
the Issuance of all or part of the remaining Offered Securities to such other Person(s) within such period, the right provided hereunder shall be deemed to be revived and such securities shall not be offered unless first re-offered to each
Section 7 Offeree in accordance with this Section 7.

                                    (iii) Upon the closing, of the Issuance to
such other Person(s) (the "Other Buyers") of all or part of the remaining Offered Securities, each Section 7 Offeree shall purchase from the Corporation, and the Corporation shall Issue to each such Section 7 Offeree, the Offered Securities covered by the Notice of Acceptance delivered to the Corporation by the Section 7 Offeree, on the terms specified in the Section 7 Offer. The purchase by a Section 7 Offeree of any Offered Securities is subject in all cases to the execution and delivery by the Corporation and the Section 7 Offeree of a purchase agreement relating to such Offered Securities in form and substance similar in all material respects to the extent applicable to that executed and delivered between the Corporation and the Other Buyers.

                           (d) For purposes of this Section, "Excluded
Securities" shall mean: (i) shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock; (ii) shares of Common Stock issuable or issued upon conversion or exercise of any securities outstanding on the date hereof; (iii) any capital stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of the Corporation's capital stock; (iv) shares of Common Stock issued in any public offering of the Corporation's securities; (v) any capital stock issued or issuable in connection with a merger or consolidation or acquisition of any other entity, except for such merger or consolidation after consummation of which the Stockholders prior to such merger or consolidation will beneficially own less than 50% of the capital stock of the surviving or resulting entity; or (vi) shares of Common Stock issuable or issued to employees of the Corporation pursuant to an employee benefit plan duly approved by the Corporation's Board of Directors (the "Board") in accordance with Section 9.12 hereof.

                  SECTION 8. Mandatory Offer of Stock

                  8.1. Offer Event. The Stock of an Existing Stockholder shall be deemed irrevocably offered for sale first to the Corporation and then, in accordance with the procedures set forth in this Section 8, to the other Stockholders (the "Remaining Stockholders"), upon the happening of any one or more of the following events (each a "Section 8 Offer Event"):

                           (a) The filing by or against such Existing
Stockholder of a petition or an application for any relief under any provisions of the Federal Bankruptcy Act (which, in the case of an involuntary petition application, is not stayed or discharged within 60 days of the date of such filing);

                           (b) Such Existing Stockholder makes an assignment for
the benefit of creditors;

                           (c) A receiver, legal custodian, administrator,
guardian or fiduciary (who is not the spouse of such Existing Stockholder or been appointed for the benefit of such Existing Stockholder) has been appointed to manage such Existing Stockholder's property;

                           (d) A writ or attachment or levy or lien has been
filed against the Stock of an Existing Stockholder and such attachment, levy or lien has not been discharged, bonded or vacated within 30 days from the date it became effective;

                           (e) Such Existing Stockholder attempts to Transfer
any Stock in violation of the provisions of this Agreement;

                           (f) Such Existing Stockholder's employment with the
Corporation is terminated for cause in accordance with Section 9.10; or

                           (g) Such Existing Stockholder's employment with the
Corporation is terminated by the Corporation without cause in accordance with
Section 9.10 or voluntarily by the Stockholder.

                  For the purposes of this Section 8, a Section 8 Offer Event shall be deemed to be continuing until the procedures set forth in this Section 8 with respect to the Stock affected thereby have been exhausted.

                  8.2. Exercise of Option. (a) The Corporation shall have an option (the "First Option") exercisable for a period of 180 days after it receives notice of the occurrence of any Section 8 Offer Event within which to give written notice to the applicable Existing Stockholder or the applicable Existing Stockholder's representative, assigns or prohibited transferee, as the case may be (collectively, for the purpose of this Section 8, the "Section 8 Seller"), of its election to exercise its option to purchase all or part of the
Section 8 Seller's Stock at a price (the "Offer Price") equal to the amount determined by multiplying the aggregate number of the Section 8 Seller's Stock being purchased by the following percentage of the Value per Share determined in accordance with Section 8.5 of this Agreement: (i) 50% if the applicable Offer Event is set forth in clauses (a) through (f) of Section 8.1 above; and (ii) 80% if the applicable Offer Event is set forth in clause (g) of Section 8.1 above.

                           (b) To the extent the Corporation purchases less than
all of the Section 8 Seller's Stock pursuant to paragraph (a) above, each of the Remaining Stockholders shall have an option (the "Second Option"), exercisable for a period of fifteen days commencing upon the expiration of the First Option, to purchase at the Offer Price, in the same proportion as the number of shares of Stock owned by each Remaining Stockholder bears to the number of shares of

Stock owned by all Remaining Stockholders, all or any part of the Section 8 Seller's Stock that were subject to the First Option and which the Corporation did not elect to purchase prior to the expiration of the First Option.

                           (c) To the extent that less than all of the Section 8
Seller's Stock is purchased pursuant to paragraphs (a) and (b) above, the Remaining Stockholders who exercise their Second Options in accordance with paragraph (b) above (the "Electing Stockholders") shall each have an option (the "Third Option") exercisable for a period of ten days commencing upon the expiration of the Second Options to purchase at the Offer Price, by agreement among them, all or any part of the shares of Stock, if any, that were subject to Second Options and were not purchased by any Remaining Stockholder.

                           (d) To the extent that less than all of the Section 8
Seller's Stock is purchased pursuant to paragraphs (a), (b) and (c) above, the Board shall have the option (the "Fourth Option"), for a period of five days commencing upon the expiration of the Third Options, to designate a person or entity to whom the Section 8 Seller must sell at the Offer Price any of such
Section 8 Seller's Stock that were not purchased pursuant to paragraphs (a), (b) and (c) above.

                           (e) The parties agree that at the request of GSCP,
the Corporation shall, upon the happening of any Section 8 Offer Event, exercise the First Option or the Fourth Option with respect to the Stock affected thereby.

                  8.3. Put Event. (a) An Existing Stockholder (or as the case may be, the estate of Existing Stockholder) shall have the right to offer for sale to the Corporation up to 50% of such Existing Stockholder's Stock (such offered Stock, the "Put Stock"), and subject to the provisions of paragraph (b), the Corporation shall purchase the Put Stock within 90 days after the occurrence of any one or more of the following (each a "Put Event"):

                                    (i) The death of such Existing Stockholder;
or

                                    (ii) Such Existing Stockholder's employment
with the Corporation is terminated as a result of such Existing Stockholder's disability in accordance with Section 9.11.

                           (b) In the event that the Corporation shall become
obligated to purchase the Put Stock of an Existing Stockholder pursuant to the provisions of paragraph (a) above, the Corporation may, at its sole option and within 60 days after the occurrence of the Put Event, designate all or a portion of the Put Stock as available for purchase from the selling Existing Stockholder (or as the case may be, the estate of the selling Existing Stockholder) by the Remaining Stockholders at the price and upon the terms available to the Corporation and in the manner set forth in paragraphs (b), (c) and (d) of
Section 8.2. For these purposes, the Corporation's obligation to purchase the Put Stock shall be treated as the First Option and the date that the Corporation designates the Put Stock as available for purchase shall be treated as the expiration date of the First Option. Nothing in this paragraph (b) shall be deemed to relieve the Corporation of its obligation to purchase any Put Stock not purchased by the Remaining Stockholders or to impose upon the Remaining Stockholders any obligation to purchase the Put Stock designated as available for purchase by the Corporation. Notwithstanding the foregoing, the Corporation shall be obligated to purchase the Put Stock only to the extent permitted under applicable law, and so long as such purchase will not result in a breach of any loan, credit or other similar agreement to which the Corporation is a party.

                           (c) The purchase price payable by the Corporation for
Stock pursuant to paragraph (a) above shall be at 100% of the Value per Share as determined pursuant to Section 8.4 hereof.

                  8.4. Value per Share. For purposes of this Agreement, the term "Value per Share" as of any date shall mean the product of fifteen multiplied by Average Net Profits (as defined below), multiplied by a fraction whose numerator is one and whose denominator is the number of shares of Common Stock then issued and outstanding.

                      For the purposes of this Section 8, the term "Average Net Profits" shall mean fifty percent (50%) of the total Net Profits of the Corporation for the two-year period ending on the last day of the most recently ended calendar quarter for which financial statements were available prior to the occurrence of the applicable Section 8 Offer Event, Sale Event or Put Event, as the case may be, as determined by the Board in its reasonable discretion in conjunction with the Corporation's independent accountants, within 45 days of the occurrence of such Event; the term "Net Profits" shall mean the net profits before income taxes of the Corporation for each of such calendar quarters as determined by the Board on the accrual basis in accordance with generally accepted accounting principles.

                  8.5. Procedures to Apply to Purchase by Corporation or Remaining Stockholders. The provisions of this Section 8.5 shall apply whenever the Stock of a Stockholder is being sold pursuant to the provisions of this
Section 8.

                  (a) Closing Procedures. The closing of the sale and purchase of any Stock of a Section 8 Seller (the "Closing") shall take place at the principal office of the Corporation at 10:00 A.M. on the fifteenth day after the date that options with respect to all of the Seller's Stock have been exercised or have expired, or at such other place, time and/or date as shall be agreed upon by the purchaser or purchasers of such Stock and the Section 8 Seller; provided, however, that the Closing of any sale and purchase of Stock of a
Section 8 Seller pursuant to clause (g) of Section 8.1 or Section 8.3 shall take place on any day within the 90 day period set forth in clause (g) of Section 8.1 or Section 8.3, as the case may be, as the Corporation may designate on at least five days notice to the Section 8 Seller and any purchasers other than the Corporation.

                  (b) Closing Deliveries. At the Closing, the Section 8 Seller shall deliver (i) to the Corporation resignations of the Section 8 Seller (and if the Section 8 Seller is not a natural person, the Seller's nominees) as an employee, officer and director of the Corporation to the extent he is serving and (ii) to the applicable purchaser(s) stock certificates representing the Stock being sold, in proper form for transfer together with duly executed stock powers, with all requisite stock transfer stamps, and with any supporting instruments that may be reasonably required to effect transfer of registration. Unless the Corporation is the purchaser, new certificates for Stock being purchased shall be issued by the Corporation in the name or names of the purchaser or purchasers. In the event that the Stock are to be acquired by the Corporation or the Remaining Stockholders, if any, such certificates, transfer stamps and stock powers (collectively, the "Escrowed Certificates") shall be delivered at the Closing to Esanu Katsky Korins & Siger, LLP, or such other firm or person selected by agreement of the Section 8 Seller and the Corporation or the applicable purchaser(s), as the case may be, to serve as escrow agent (the "Escrow Agent"), and shall be held by the Escrow Agent as provided hereunder.

                  (c) Purchase Price Payments. The purchase price for Stock as determined pursuant to this Section 8 hereof shall be paid as follows: (i) twenty percent (20%) of the purchase price (the "First Installment") shall be paid at the Closing and (ii) the remainder in four equal annual installments, the first of which shall be due on the first anniversary of the Closing. The installments of the purchase price shall be evidenced by the promissory note substantially in the form of Exhibit A annexed hereto

(the "Note"), specifying, among other things, various events of default (the "Events of Default"). Notwithstanding anything to the contrary contained herein, if the Stock are being purchased because of the death of an Existing Stockholder, the proceeds actually received by the Corporation of any insurance on the life of the deceased Existing Stockholder shall be paid to the estate of the deceased Existing Stockholder against delivery of the certificates representing the applicable Stock, and the principal amount of the Note shall be reduced accordingly. In the event such proceeds are less than the First Installment, the Corporation or other purchaser shall pay the difference (between the First Installment and Insurance Proceeds) to the estate of the deceased Existing Stockholder at the Closing. If such proceeds exceed the amount of the First Installment, such proceeds shall nevertheless be paid at the Closing and the balance of the purchase price shall be paid in four equal installments. If such proceeds exceed the aggregate amount payable for the Stock, the excess amount shall be retained by the Corporation.

                  (d) Escrow Release. Immediately upon receipt by the Section 8 Seller or the Section 8 Seller's estate or representatives, as the case may be, of any payment of all or part of the purchase price for the Stock by the applicable purchaser(s), the applicable purchaser(s) shall notify the Escrow Agent, in writing, with a copy to the Section 8 Seller that such payment has been made for all or part of such Stock, and unless the Section 8 Seller shall within the fifteen day period set forth in this paragraph (d) give notice in writing to the Escrow Agent and the applicable purchaser(s), that the Section 8 Seller denies such payment, the Escrow Agent shall deliver to the applicable purchaser(s) the Escrowed Certificates representing the proportionate number of Stock paid for within fifteen days of receipt of such notice.

                  (e) Escrow Release after Default. In the event of an Event of Default which is not duly cured, the Escrow Agent, upon the written request of the Section 8 Seller, and upon five days written notice to the Corporation, shall be authorized to deliver the Escrowed Certificates to the Section 8 Seller who shall have all of the rights and obligations of a secured creditor specified in the New York Uniform Commercial Code, as amended from time to time. The remedies available to the Section 8 Seller under this subsection shall be in addition to any remedies available to the Section 8 Seller at law or in equity.

                  (f) Escrow Agent's Duties. The Escrow Agent shall be entitled to rely upon the representations made by the parties. The Escrow Agent shall be protected in acting upon any document, certificate, request, consent, statement, agreement or any other instrument whatsoever, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information which it contains and which the Escrow Agent, in good faith, believes to be valid and to have been signed and presented by a proper person or persons. The Escrow Agent shall have no duties except those expressly set forth in this Agreement. In the event that the Escrow Agent is uncertain as to its duties or rights, or shall receive instructions, claims or demands from any of the parties or from third persons with respect to the Escrowed Certificates which, in the Escrow Agent's opinion, are in conflict with the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action until the Escrow Agent is directed otherwise in a writing executed by all of the interested parties or by the final judgment or order of a court of competent jurisdiction if the time for appeal from such judgment or order shall have expired. The Escrow Agent shall not be bound by any waiver, modification, amendment, termination or rescission of this Agreement unless in writing and signed by all of the parties, and, if its rights and duties are to be affected, unless the Escrow Agent shall have given its prior written consent thereto. The Escrow Agent shall not be liable for any action taken or omitted in the performance of its duties hereunder except in the case of its willful misconduct or gross negligence. At any time during the term of the escrow, the parties may appoint another person or entity as escrow agent by giving written notification to the Escrow Agent, such notification to contain an appropriate instruction designating such third party and directing the Escrow Agent to turn over and deliver the Escrowed Certificates to such third party and after delivery of the Escrowed Certificates, the Escrow Agent shall have no liability, duty or obligation under this Agreement or arising out of the escrow. The Escrow Agent may, at any time, resign by giving written notice to the parties at least twenty days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, the Escrowed Certificates held by the Escrow Agent shall be delivered by it to such person or entity as may be designated in writing by the parties. If no such person or entity shall have been designated by the date of the Escrow Agent's resignation, or if such designee is unable to or refuses to perform the duties of escrow agent, the Escrow Agent may deposit the Escrowed Certificates in a court of competent jurisdiction and upon such resignation and deposit all of the Escrow Agent's obligations hereunder shall cease and terminate.

                  SECTION 9.  Corporate Governance.

                  9.1. Board of Directors. (a) Pre-IPO. (i) Except as otherwise set forth in this Section 9.1(a), from and after the date hereof the Board shall consist of seven directors and the Corporation shall cause two persons designated by GSCP (each such person an "Investor Director") to be designated for election at any meeting of stockholders for the election of directors. So long as any shares of Series A Preferred Stock are outstanding, the person(s) designated by GSCP under this Section 9.1(a) shall be the Series A Director(s) (as defined in the Certificate of Designations of the Corporation (the "Certificate of Designations")).

                                    (ii) Each Stockholder agrees to vote all of
his Stock for the election of the following individuals to the Board of
Directors: (i) Mark Arzoomanian, Robert Gold, Jeffrey Najarian (Chairman of the Board), George Setford and Edward Shaw, so long as each such person shall remain a Stockholder, and (ii) Joseph Gleberman and Randall Blumenthal, to the extent GSCP is entitled to designate two directors, or such other designees of GSCP, so long as any Investors shall hold any shares of Series A Preferred Stock or Common Stock.

                                    (iii) Notwithstanding the foregoing, in the
event that the Investors together with their "affiliates" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) cease to hold in the aggregate at least 50% of the number of shares of Series A Preferred Stock (or shares of Common Stock issuable upon conversion of the Series A Preferred Stock, as the case may be) owned by the Investors on the date of issuance (subject to appropriate adjustment from time to time for any subdivision (by any stock split, stock dividend, recapitalization or otherwise) or combination (by reverse stock split or otherwise) of the Series A Preferred Stock by the Corporation), the Board shall consist of six directors and the Corporation shall cause one Investor Director to be designated for election at any meeting of stockholders for the election of directors.

                           (b) Post-IPO. From and after an IPO and for so long
as the Investors hold in the aggregate at least 5% or more of the outstanding Common Stock, in connection with any election for members of the Board, the Corporation shall, at the request of GSCP, include two representatives designated by GSCP in the slate of directors recommended by the Board to stockholders for election as directors (such representatives designated by GSCP being referred to herein as the "Investor Designees"); provided, however, that in the event that the Investors cease to hold in the aggregate at least 50% of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock owned by the Investors as of the date hereof (subject to appropriate adjustment from time to time for any subdivision (by any stock split, stock dividend or otherwise) a combination (by reverse stock split or otherwise) of the Common Stock by the Corporation), the Corporation shall, at the request of GSCP, include one Investor Designee in the slate of directors recommended by the Board to stockholders for election as directors. The Corporation shall use its best efforts to cause each Investor Designee to be elected to, and to be maintained as a member of, the Board (including recommending to the stockholders of the Corporation the election of any Investor Designee to the Board and opposing any proposal to remove any Investor Designee at each meeting of the stockholders of the Corporation at which the election or removal of members of the Board is on the agenda), and shall take no action which would diminish the prospects of any Investor Designee being elected to the Board or increase the prospects of any Investor Designee being removed from the Board.

                  9.2. Committees; Subsidiaries. The Corporation shall, at the request of GSCP, take all actions necessary to cause at least one Investor Director (and, from and after an IPO, at least one Investor Designee) to be appointed to each committee of the Board and to each of the boards of directors or other similar managing bodies (and any committee thereof) of each of the Subsidiaries of the Corporation.

                  9.3. Vacancies; Removal. (a) Subject to paragraph (b) of this
Section 9.3, each Investor Director and each Investor Designee shall hold his office until his death or until his successor shall have been duly elected and qualified. If any Investor Director or any Investor Designee shall cease to serve as a director of the Corporation (and any committee thereof) or of any board of directors or other similar managing body (and any committee thereof) of any Subsidiary of the Corporation for any reason other than pursuant to Section 9.1, the vacancy resulting thereby shall be filled by another Person designated by GSCP.

                           (b) Neither a Investor Director nor any Investor
Designee shall be removed from office without the consent of GSCP; provided, however, that any Investor Designee may be removed by a vote of the stockholders of the Corporation. Any Investor Director and any Investor Designee shall be removed from office at any time, with or without cause, at the request of GSCP.

                  9.4. Expenses. The Corporation shall pay the reasonable out-of-pocket expenses incurred by each director on the Board (any such director, a "Director") in connection with performing his duties as a member of the Board, including without limitation the reasonable out-of-pocket expenses incurred by such person for attending meetings of the Board or any committee thereof or meetings of any board of directors or other similar managing body (and any committee thereof) of any Subsidiary of the Corporation.

                  9.5. Telephonic Board Meetings. The Corporation shall take all necessary actions, including, without limitation, causing its by-laws to be duly amended, to allow any Director to telephonically attend (a) any meeting of the Board (and any committee thereof) and (b) any meeting of any board of directors or any similar managing body (and any committee thereof) of any subsidiary of the Corporation of which he is a member.

                  9.6. Directors' Indemnification. (a) The Corporation shall obtain and cause to be maintained in effect, with financially sound insurers, a policy of directors' and officers' liability insurance covering each of the Directors in an amount upon such terms and in such amount as are reasonably acceptable to the Investors.

                           (b) The Certificate of Incorporation, by-laws and
other organizational documents of the Corporation and each of its subsidiaries shall at all times, to the fullest extent permitted by law, provide for indemnification of, advancement of expenses to, and limitation of the personal liability of, the members of the Board and the members of the boards of directors or other similar managing bodies of each of the Corporation's subsidiaries and such other persons, if any, who, pursuant to a provision of such Certificate of Incorporation, By-laws or other organizational documents, exercise or perform any of the powers or duties otherwise conferred or imposed upon members of the

Board or the boards of directors or other similar managing bodies of each of the Corporation's subsidiaries. Such provisions may not be amended, repealed or otherwise modified in any manner adverse to any member of the Board or any member of the boards of directors or other similar managing bodies of any of the Corporation's subsidiaries, until at least six years following the date that the Investors are no longer entitled to designate or nominate any Investor Director or Investor Designee.

                           (c) Each Investor Director or Investor Designee is
intended to be a third-party beneficiary of the obligations of the Corporation pursuant to this Section 9.6, and the obligations of the Corporation pursuant to this Section 9.6 shall be enforceable by each Director.

                  9.7. Cooperation. Each Stockholder shall vote all of his shares entitled to vote for members of the Board ("Voting Stock") and shall take all other necessary or desirable actions within his or its control (including, without limitation, attending all meetings in person or by proxy for purposes of obtaining a quorum and executing all written consents in lieu of meetings, as applicable), and the Corporation shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), to effectuate the provisions of this Section 9.

                  9.8. Irrevocable Proxy. In order to secure each Stockholder's obligation to vote his Voting Stock in accordance with the provisions of this
Section 9, each Stockholder hereby appoints GSCP as his true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his Voting Stock of the Corporation for the election and/or removal of a member of the Board under Sections 9.1(a) and 9.3(b) and to take all such other actions as are necessary to enforce the rights of the Investors hereunder. GSCP may exercise the irrevocable proxy granted to it hereunder at any time any Stockholder fails to comply with any provision of Section 9 granting the Investors rights thereunder. The proxies and powers granted by each Stockholder pursuant to this
Section 9.8 are coupled with an interest and are given to secure the performance of the Stockholder's obligations to the Investors under Section 9. Such proxies and powers will be effective until an IPO, at which time such proxies and powers shall terminate, and such proxies and powers shall survive the death, incompetency and disability of each Stockholder.

                  9.9. Non-Voting Observer. From and after the date hereof and in addition to the rights of the Investors under this Agreement, GSCP shall be entitled to have one observer (the "Investor Observer") selected by GSCP present at all meetings of the Board and at all meetings of the compensation committee, if any, of the Board, and each other committee of the Board, as well as the boards of directors or other similar managing bodies (and any committee thereof) of each of the subsidiaries of the Corporation, and such observer shall be notified of any such meetings, including such meetings' time and place, in the same manner as the directors or members thereof. The Investor Observer shall have the same access to information concerning the business and operations of the Corporation and at the same time as the directors of the Corporation or and its subsidiaries and the members of the various committees thereof, including compensation committee, if any, of the Board, as applicable, and shall be entitled to participate in discussions and consult with, and make proposals and furnish advice to, the Board, the board of directors of the subsidiaries of the Corporation, and the various committees thereof, including the compensation committee, if any, of the Board, but shall not have the right to vote.

                  9.10. Employment. The consent of at least 75% of the members of the Corporation's Board shall be required to terminate the employment of any Existing Stockholder with the Corporation with or without cause. For purposes of this Agreement, "cause" shall mean an Existing Stockholder's gross negligence or willful misconduct in connection with the performance of his duties, or the commission of any felony involving moral turpitude or the property or affairs of the Corporation. Except for the initial Existing Stockholders executing this Agreement who shall continue to be employed by the Corporation until their resignation or termination, nothing contained in this Agreement shall be construed as an agreement to employ or continue the employment of any Existing Stockholder, any transferee thereof, or any other person.

                  9.11. Disability. An Existing Stockholder will be deemed disabled hereunder when (a) such Existing Stockholder is physically or mentally unable to perform his duties as a full-time employee of the Corporation, in substantially the same manner as previously performed, for a period of six months, or (b) a doctor selected by the Corporation, at the Corporation's expense, certifies that, in his reasonable medical opinion, due to such disability the Existing Stockholder will not be able to perform such duties as an employee of the Corporation for a period of six months.

                  9.12. Major Transactions. In addition to any other action required to be taken by the Board, the Corporation shall not, and shall cause its subsidiaries (if any) not to, directly or indirectly, take any of the following actions without the prior approval of GSCP (except as otherwise expressly permitted in this Agreement):

                           (a) except for any transaction or series of
transactions involving only wholly-owned subsidiaries of the Corporation as of the date hereof, (i) consolidate or merge into or with any other Person, (ii) enter into any other similar business combination transaction or (iii) effect any transaction or series of transactions in which more than fifty percent (50%) of the Voting Stock are transferred to another Person;

                           (b) voluntarily liquidate, dissolve or wind up;

                           (c) purchase, acquire or obtain any capital stock or
other proprietary interest, directly or indirectly, in any other entity, except for (i) any transaction or series of transactions involving only wholly-owned subsidiaries of the Corporation as of the date hereof, or (ii) the purchase of all or substantially all of the capital stock or other proprietary interest of other entities for an aggregate purchase price, including without limitation, any liabilities of the acquired entities, of less than $2,000,000;

                           (d) purchase, acquire or obtain assets of any third
party in an aggregate amount (as to the Corporation and all of its subsidiaries) , including without limitation, any liabilities of the acquired entities, in any fiscal year in excess of $2,000,000;

                           (e) make or commit to make capital expenditures in
excess of the amount set forth in the annual budget;

                           (f) enter into or commit to enter into any joint
ventures or any partnerships, establish any non-wholly-owned subsidiaries or form any joint venture;

                           (g) sell, lease, transfer or otherwise dispose of any
assets in an aggregate amount (as to the Corporation and all of its subsidiaries) in any fiscal year in excess of $2,000,000;

                           (h) create, incur, assume or suffer to exist any
indebtedness for borrowed money (including any capital leases) in an aggregate amount (as to the Corporation and all of its subsidiaries) in excess of $2,000,000;

                           (i) appoint or remove any executive management, make
any change to the compensation or salary structure of any of the executive management or purchase or let lapse any key man insurance policy;

                           (j) pay, or set aside any sums for the payment of,
any dividends, or make any distribution on, any shares of its capital stock or redeem, repurchase or otherwise acquire any outstanding shares of its capital stock or any other of its outstanding securities (other than indebtedness at maturity in accordance with its terms);

                           (k) issue or sell any capital stock or other
securities except for (i) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (ii) in connection with the issuance of Common Stock upon conversion of shares of Series A Preferred Stock; and (iii) for the issuance of shares of Common Stock or the issuance of options to purchase Common Stock approved by the Board to employees, advisors, consultants or outside directors of the Corporation directly or pursuant to an employee benefit plan of the Corporation; provided, however, the total number of shares of Common Stock issued or issuable pursuant to employee benefit plans (other than upon the exercise of employee stock options outstanding as of the date hereof) shall not exceed 165,000 shares of Common Stock.

                           (l) change the Corporation's independent public
accountants;

                           (m) make any material change in any accounting policy
or tax method policies, procedures or elections;

                           (n) register any securities under the Securities Act,
including, without limitation, pursuant to an IPO;

                           (o) grant any registration rights;

                           (p) amend, modify or waive the Certificate of
Incorporation or the by-laws in any manner which adversely affects the rights of any of the Investors thereunder, including, without limitation, any change in the number of directors comprising the Board, or become a party to any agreement which is inconsistent with the rights of any of the Investors under the Documents or otherwise conflicts with the Documents;

                           (q) enter into any transaction (other than a
transaction with a GSCP Affiliate and except as expressly permitted by this Agreement) with any "affiliate" or "associate" (as such terms are defined under Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of any Stockholder;

                           (r) adopt the capital spending or operating plan and
annual budget or any significant changes therein;

                           (s) any action to be taken by the Corporation in
connection with Section 8 hereof; or

                           (t) open or close new offices of the Corporation.

                  9.13. Contractual Management Rights. The Corporation and each of the Stockholders acknowledge that the provisions of this Agreement, including this Section 9, are intended, among other things, to provide GSCP with "contractual management rights" within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

                  SECTION 10. Certain Covenants.

                  10.1. Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, a sufficient number of shares of Common Stock to permit conversion of all outstanding shares of Series A Preferred Stock. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance).

                  10.2. Restrictive Covenant. In consideration of, and as an inducement to, the Investors entering into this Agreement and the Purchase Agreement and the benefits to be provided to the Existing Stockholders hereunder and thereunder, each of the Existing Stockholders covenants and agrees for the benefit of the Corporation and each of the Investors that, while he is employed by the Corporation and for a period commencing on the date of this Agreement and ending on the date that is two years after the termination (whether voluntary or involuntary) or retirement of such Existing Stockholder as an employee of the Corporation, such Existing Stockholder will not, within a radius of 500 miles from a place of business of the Corporation, directly or indirectly own, manage, operate, control, be employed by, consult for, participate in, or otherwise be connected in any manner with the ownership, management, operation, or control of any business which is then competitive with the business conducted by the Corporation.

                  10.3 Required Sale of the Corporation. Following the fourth anniversary of the date hereof, the Corporation shall, upon the request of the Investors, if no IPO has occurred prior thereto, take such steps as are reasonably requested by the Investors (including, without limitation, hiring an investment banking firm, preparing offering material and making the Corporation's officers available) to sell (a "Required Sale"), as expeditiously as possible (whether by means of a sale of all of the outstanding stock of the Corporation, merger or sale of substantially all of the assets of the Corporation) the Corporation, including its subsidiaries, to a third party not affiliated with the Investors, upon terms acceptable to the Investors. The Existing Stockholders agree to vote all Voting Stock held by them, and to take all other necessary action, to implement any Required Sale. Upon written notice by the Investors of such election, the Existing Stockholders will include and sell in the Required Sale the shares of Stock requested to be sold by the Investors.

                  SECTION 11. Representations and Warranties Each party hereto represents and warrants to the other parties hereto as follows:

                           (a) It has full power and authority to execute,
deliver and perform its obligations under this Agreement.

                           (b) This Agreement has been duly and validly
authorized, executed and delivered by it, and constitutes a valid and binding obligation enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                           (c) The execution, delivery and performance of this
Agreement by it does not (i) violate, conflict with, or constitute a breach of or default under its organizational documents, if any, or any material agreement or arrangement applicable to it or to which it is a party or by which it is bound or (ii) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

                           (d) No consent or approval of, or filing with, any
governmental or regulatory body is required to be obtained or made by it in connection with the transactions contemplated hereby.

                           (e) Schedule 11(e) hereto sets forth a list of all
securities of the Corporation (including, without limitation, shares of capital stock, convertible securities, debentures, options, etc.) held of record or otherwise owned by it as of the date hereof.

                  SECTION 12. Indemnification. Each Stockholder acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless the Corporation and the other Stockholders from and against any and all loss, damage or liability, including, without limitation, all costs and expenses (including reasonable attorneys fees), due to or arising out of a breach of any such representations or warranties. All representations, warranties and covenants contained in this Agreement including, without limitation, the indemnification contained in this Section 12 shall survive the termination of this Agreement.

                  SECTION 13. Specific Performance; Injunction; Payment of Costs. (a) The parties agree that it is impossible to determine the monetary damages which would accrue to the Corporation or any Stockholder or his personal representative by reason of the failure of any other Stockholder or the Corporation to perform any of his or its obligations under this Agreement requiring the performance of an act other than the payment of money only. Therefore, if any party to this Agreement or his legal representative shall institute an action or proceeding to enforce the provisions of this Agreement against any Stockholder or the Corporation not performing such obligations, any tribunal hearing such cause shall have the power to render an award directing one or more parties hereto to specifically perform his or her obligations hereunder in accordance with the terms and conditions of this Agreement.

                           (b) In the event of a breach or threatened breach by
a Stockholder of any of the provisions of this Agreement, the Corporation, and the remaining Stockholders shall be entitled to an injunction restraining such Stockholder from any such breach. The availability of these remedies shall not prohibit the Corporation from pursuing any other remedies for such breach or threatened breach, including the recovery of damages from the Stockholder.

                  SECTION 14. Failure to Deliver Stock. If any Stockholder or his heirs, executors or personal representatives, as the case may be, who has become obligated to sell Stock hereunder shall fail to deliver the certificates representing such Stock in accordance with the terms of the Agreement, the purchasers of such Stock may, at his or its option, in addition to all other remedies he or it may have, cause the Corporation, upon notice to the Selling Stockholder, (a) to cancel on its books the certificate or certificates representing the Stock to be sold, (b) to issue, in lieu thereof, a new stock certificate registered in the name of the purchaser(s) representing such Stock and (c) to deliver such new certificate to the purchasers. Thereafter, the Selling Stockholder shall not be entitled to receive any installment of the purchase price, and the purchaser(s) shall not be required to make any such payments, until the Selling Stockholder shall have delivered to the purchaser(s) the original certificates representing all of the Stock being sold, together with a stock power duly endorsed in blank relating to such Stock. If the Selling Stockholder shall be unable to furnish any original certificate because it has been lost, misplaced, destroyed or otherwise cannot be delivered, then the Selling Stockholder shall promptly comply with the appropriate procedures (including indemnification by the Selling Stockholder) reasonably specified by the Corporation with respect to lost certificates in order to satisfy the certificate delivery requirement hereunder.

                  SECTION 15. Non-Disclosure. Each Existing Stockholder acknowledges that the Corporation's clients and customers are a valuable, special and unique asset of the Corporation's business. No Stockholder will, during or after the term of his employment with the Corporation, if applicable, disclose the list of the Corporation's clients and customers or any part thereof to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever except (a) as required in performance of such Stockholder's duties on behalf of the Corporation, (b) as required by applicable law, or (c) other than to affiliates of the Investors or potential investors in the Corporation.

                  SECTION 16. No Inconsistent Agreements. No party hereunder shall take any action or enter into any agreement which is inconsistent with the rights of any party hereunder or otherwise conflicts with the provisions hereof.

                  SECTION 17. Further Assurances. (a) At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

                           (b) At any time or from time to time after the date
hereof, the parties agree to take all action including, without limitation, voting to approve any amendment to the Certificate of Incorporation, required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series A Preferred Stock.

                  SECTION 18. Duration of Agreement. The provisions of Section 3(a), 3(b), 4, 5, 6, 7, 9.1(a), 9.7, 9.8, 9.10, 9.11, 9.12, and 10.3 shall terminate upon an IPO. In addition, this Agreement shall be effective as of the date hereof and shall terminate upon the occurrence of any of the following events (provided, however, that (a) the agreements contained in Sections 10.2 and 3(c) shall survive until by their terms they are no longer operative and (b) the provisions of Section 8 shall terminate upon an IPO that raises gross proceeds of not less than $10,000,000):

                                    (i) as to any Stockholder, upon such time as
such Stockholder ceases to own any stock;

                                    (ii) the merger or consolidation of the
Corporation into or with any other corporation or other entity except for such a merger or consolidation after consummation of which the Stockholders prior to such merger or consolidation will beneficially own more than 50% of capital stock of the surviving or resulting entity; or

                                    (iii) the written agreement of the
Corporation and the Stockholders to that effect.

                  SECTION 19. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

                  SECTION 20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement, or such other address as may be given by one or more parties to the other parties in accordance with the notice provisions of Section 22, shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

                  SECTION 21. Successors and Assigns; Proxy. (a) This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, assigns, heirs and personal representatives. Except pursuant to a Sale of Stock permitted by Section 3 or required by Section 8, no Stockholder shall have the right to assign its rights and obligations under this Agreement without the consent of the other Stockholders. The parties acknowledge that, subject to compliance with applicable securities laws, each of the Investors may transfer and assign all or a part of its rights and obligations under this Agreement to one or more other partnerships, corporations, trusts or other organizations which are controlled by, control or are under common control with such Investor or one or more of the then current, former or future partners of such Investor (the "GSCP Affiliates"), without the consent of the Corporation or any other Stockholder. Upon any such assignment, the assignee shall have and be able to exercise all rights of the assigning Stockholder.

                           (b) The GSCP Parties hereby irrevocably appoint GSCP
to act as proxy to vote all shares of Series A Preferred Stock held by the GSCP Parties with respect to any matter referenced in Section 10 of the Certificate of Designations with respect to Section 9.12 of this Agreement.

                  SECTION 22. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy (with a confirmatory copy sent by a different means within three business days of such notice), nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)      if to the Corporation, to:

                                    Transaction Information Systems, Inc.
                                    115 Broadway, 20th Floor
                                    New York, NY 10006
                                    Telecopy:  (212) 962-7175
                                    Attention:  Jeffrey Najarian
                                    with a copy to:

                                    Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY  10158
                                    Telecopy:  (212) 953-6899
                                    Attention:  Roy M. Korins, Esq.


                           (ii) if to the Existing Stockholders, to the addresses listed in Schedule 1 hereto,

                                    with a copy to:

                                    Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY  10158
                                    Telecopy:  (212) 953-6899
                                    Attention:  Roy M. Korins, Esq.


                           (iii)    if to the Investors, to:

                                    GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Telecopy:  (212) 902-3000
                                    Attention:  Randall Blumenthal

                                    with copies to:

                                    Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York  10004
                                    Telecopy:  (212) 859-8586
                                    Attention:  Paul M. Reinstein, Esq.

                                    and

                                    GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Telecopy:  (212) 357-5505
                                    Attention:  Ben Adler, Esq.

All such notices, requests, consents and other communications shall be deemed to have been given when received.

                  SECTION 23. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Corporation, GSCP and the Agent of the Existing Stockholders (as defined in the Purchase Agreement).

                  SECTION 24. Headings. The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  SECTION 25. Nouns and Pronouns. Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

                  SECTION 26. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings with respect thereto.

                  SECTION 27. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.

                                  CORPORATION:

                                  TRANSACTION INFORMATION SYSTEMS, INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  INVESTORS:

                                    GS CAPITAL PARTNERS III, L.P.
                                    By: GS Advisors III, L.P., its general
                                          partner
                                        By: GS Advisors III, L.L.C., its
                                              general partner


                                          By:
                                             ----------------------------------
                                             Authorized Signatory



                                    GS CAPITAL PARTNERS III OFFSHORE, L.P.
                                    By: GS Advisors III (Cayman), L.P., its
                                        General Partner
                                        By: GS Advisors III, L.L.C., its
                                            General Partner


                                        By:
                                           ------------------------------------
                                           Authorized Signatory

                                  GOLDMAN, SACHS & CO. VERWALTUNGS GmbH


                                  By:
                                     ------------------------------------------
                                     Managing Director

                                  and


                                  By:
                                     ------------------------------------------
                                     Managing Director
                                          or
                                     Registered Agent


                                  STONE STREET FUND 1998, L.P.
                                  By: Stone Street Advantage Corp.
                                      General Partner


                                      By:
                                         --------------------------------------


                                  BRIDGE STREET FUND 1998, L.P.
                                  By: Stone Street Advantage Corp.
                                      Managing General Partner


                                      By:
                                         --------------------------------------

                                       EXISTING STOCKHOLDERS:

                                            -----------------------------------
                                            MARK ARZOOMANIAN

                                            -----------------------------------
                                            PAUL BAYSE

                                            -----------------------------------
                                            PETER BONJUKLIAN

                                            -----------------------------------
                                            ARTHUR FARKAS

                                            -----------------------------------
                                            MITCHELL FASS

                                            -----------------------------------
                                            ROBERT GOLD

                                            -----------------------------------
                                            PETER MELOMO

                                            -----------------------------------
                                            JEFFREY NAJARIAN

                                            -----------------------------------
                                            GEORGE SETFORD

                                            -----------------------------------
                                            EDWARD SHAW

                                            -----------------------------------
                                            JONATHAN TODER

                                   SCHEDULE I
                              EXISTING STOCKHOLDERS


                        Name and Address of Stockholders


Mark Arzoomanian                                            Peter Melomo
52 Alpine Drive                                             2205 Maple Avenue
Closter, New Jersey  07624                                  Cortlandt Manor, New York 10566
Facsimile:                                                  Facsimile:

Paul Bayse                                                  Jeffrey Najarian
446 Stuyvesant                                              7 Oakwood Court
Rutherford, New Jersey 07070                                Holmdel, New Jersey 07733
Facsimile:                                                  Facsimile:

Peter Bonjuklian                                            George Setford
25 Column Court                                             110 Catalpa Avenue
Ramsey, New Jersey 07446                                    Hackensack, New Jersey 07601
Facsimile:                                                  Facsimile:

Arthur Farkas                                               Edward Shaw
63 Sutton Drive                                             60 Furnace Woods Road
Manalapan, New Jersey 07726                                 Cortlandt Manor, New York 10566
Facsimile:                                                  Facsimile:

Mitchell Fass                                               Jonathan Toder
89 King Street                                              31 Whitlaw Close
Edison, New Jersey 08820                                    Chappaqua, New York 10514
Facsimile:                                                  Facsimile:

Robert Gold
11 Candeub Court
Manalapan, New Jersey 07726
Facsimile:

                                                                      Exhibit E

                          REGISTRATION RIGHTS AGREEMENT


                                  by and among


                     TRANSACTION INFORMATION SYSTEMS, INC.,


                         GS CAPITAL PARTNERS III, L.P.,


                                       and


                               THE STOCKHOLDERS OF
                      TRANSACTION INFORMATION SYSTEMS, INC.



                          Dated as of September 4, 1998

                         REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of September 4, 1998, by and among TRANSACTION INFORMATION SYSTEMS, INC., a corporation formed under the Laws of the State of Delaware (the "Company"), GS CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("GSCP"), GS CAPITAL PARTNERS III OFFSHORE, L.P. ("GSCP Offshore"), GOLDMAN, SACHS & CO. VERWALTUNGS GMBH ("GS Germany"), STONE STREET FUND 1998, L.P. ("Stone 1998"), BRIDGE STREET FUND 1998, L.P. ("Bridge 1998," collectively with GSCP, GSCP Offshore, GSCP Germany, Stone 1998 and Bridge 1998, the "GSCP Parties") and each of the stockholders of the Company executing one of the signature pages attached hereto (the "Existing Stockholders").

         WHEREAS, as of the date hereof, the Company, the GSCP Parties and the Existing Stockholders are entering into a Preferred Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which, among other things, the GSCP Parties are purchasing shares of Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), of the Company, which Series A Preferred Stock is convertible into shares of Common Stock (as defined below);

         WHEREAS, as of the date hereof, the Company, the GSCP Parties, and each of the Existing Stockholders are entering into a Stockholders' Agreement (the "Stockholders' Agreement"), pursuant to which, among other things, upon the occurrence of certain events, the GSCP Parties and the Existing Stockholders will have the right to purchase shares of Common Stock and Common Stock Equivalents (as defined below); and

         WHEREAS, in connection with (i) the Company, the GSCP Parties and the Existing Stockholders entering into the Purchase Agreement, and (ii) the Company, the GSCP Parties and the Existing Stockholders entering into the Stockholders' Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

         ACCORDINGLY, the parties hereto agree as follows:

1.       Certain Definitions.

         As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         "Affiliate" means (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) with respect to any individual, shall also mean the spouse or child of such individual; provided, that neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company and any equity securities issued or issuable with respect to the Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

         "Common Stock Equivalents" means any securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

         "Holder" or "Holders" means any party who is a signatory to this Agreement and any party who shall hereafter acquire and hold Registrable Securities.

         "IPO" means the initial underwritten offering pursuant to which the Common Stock becomes registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         "Major Holder" means with respect to any registration the Holder that, together with its Affiliates, includes the largest number of Registrable Securities in such registration.

         "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

         "Registrable Securities" means any (a) shares of Common Stock held by the Existing Stockholders after the expiration of two and one-half years from the date hereof; it being agreed that the Existing Stockholders shall have no Registrable Securities and no rights under this Agreement until the expiration of such two and one-half year period; (b) shares of Common Stock held by the GSCP Parties; and (c) any shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced in clause (a) or (b) above by way of stock dividend, stock split or combination of shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs
(f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule).

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

2.       Registration Rights.

         2.1.     Demand Registrations.

                  (a) (i) Subject to Sections 2.1(b) and 2.3 below, (x) at any time and from time to time after the earlier of (A) the closing of an IPO and
(B) the expiration of four years from the date hereof, any GSCP Party shall have, and (y) at any time and from time to time after the closing of an IPO, any Existing Stockholder which is then the owner of Registrable Securities shall have, the right to require the Company to file a registration statement under the Securities Act covering all or any part of their respective Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder(s) and the intended method of distribution thereof. All such requests by any Holder pursuant to this Section 2.1(a)(i) are referred to herein as "Demand Registration Requests," and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holder(s) making such demand for registration being referred to as the "Initiating Holder"). As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities.

                      (ii) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holder and (y) the Registrable Securities of any other Holder which shall have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within 30 days after the receipt of the Demand Exercise Notice (or, 15 days if, at the request of the Initiating Holder or the Major Holder participating in such registration, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on a Form S-3).

                      (iii) The Company shall, as expeditiously as possible, use its best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Initiating Holder or the Major Holder participating in such registration, obtain acceleration of the effective date of the registration statement relating to such registration.

                  (b) The Demand Registration rights granted in Section 2.1(a) to the Holders are subject to the following limitations: (i) with respect to any registration in respect of a Demand Registration Request initiated by an Existing Stockholder, such registration statement must include shares of Common Stock held by the Existing Stockholders representing, in the aggregate (based on the Common Stock included in such registration by all Existing Stockholders participating in such registration), in excess of 40% of the sum of (x) the amount of shares of Common Stock held, in the aggregate, by the Existing Stockholders on the date hereof plus (y) the amount of shares of Common Stock obtainable upon the conversion of Common Stock Equivalents held, in the aggregate, by the Existing Stockholders on the date hereof; (ii) with respect to any registration in respect of a Demand Registration Request initiated by a transferee of any GSCP Party (other than another GSCP Party), such registration statement must include shares of Common Stock representing, in the aggregate (based on the Common Stock included in such registration by all GSCP Parties participating in such registration), in excess of 20% of the sum of (x) the amount of shares of Registrable Securities held, in the aggregate, by the GSCP Parties and their transferees immediately prior to such registration plus (y) the amount of shares of Common Stock obtainable upon the conversion of Common Stock Equivalents held, in the aggregate, by the GSCP Parties and their transferees immediately prior to such registration; (iii) the Company shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of 180 days after the effective date of any registration statement of the Company effected in connection with a Demand Registration Request; and (iv) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), (x) the Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than three months, and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists, but in no event for more than four months (such period of postponement or withdrawal under subclauses (x) or (y) of this clause (iv), the "Postponement Period"); and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, the Company shall not be permitted to postpone or withdraw a registration statement after the expiration of any Postponement Period until twelve months after the expiration of such Postponement Period without the prior written approval of GSCP.

                  If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iv) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iv) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three months after the date of the postponement or withdrawal), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this
Section 2.1 (unless the Initiating Holder shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement).

                  (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a)(i), (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback rights granted by the Company after the date hereof in accordance with the terms of the Stockholders' Agreement which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement ("Additional Piggyback Rights") provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holder.

                  (d) In connection with any Demand Registration, the Major Holder participating in such registration shall have the right to designate, (i) if Goldman, Sachs & Co. or one of its Affiliates (such Person, "GS & Co.") is not retained by the Company to serve as the lead managing underwriter in connection with such registration, the lead managing underwriter for such registration and (ii) each other managing underwriter for such registration, provided that each such other managing underwriter is reasonably satisfactory to the Company.

         2.2.     Piggyback Registrations.

                  (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any such Holder, made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations.

                  (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

                  (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that

(i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

         2.3.     Allocation of Securities Included in Registration Statement.

                  (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and the lead managing underwriter of such offering (the "Manager") shall advise the Company that, in its view, the number of securities requested to be included in such registration by the Holders or any other persons (including those shares of Common Stock requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holder, the Company shall include in such registration:

                      (i) all Registrable Securities requested to be included in such registration by Holders of Registrable Securities; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.1 Sale Number, the number of such Registrable Securities (not to exceed the Section
2.1 Sale Number) to be included in such registration shall be allocated as follows: (x) in the event an IPO has not occurred prior to the fourth anniversary of the date hereof, in the case of a requested registration pursuant to Section 2.1 occurring after such fourth anniversary, (A) first to the GSCP Parties up to that number (not to exceed the number of shares requested to be included by the GSCP Parties in such requested registration) of Registrable Securities (the "Priority Number") which, based upon the midpoint of the filing range for the registration and the estimated underwriting discount for the registration, is expected to yield an amount of net proceeds to the GSCP Parties that, when added to the proceeds of any prior sale or transfer by the GSCP Parties of any of the Series A Preferred Stock, or of any Common Stock obtainable upon the conversion of the Series A Preferred Stock, to any third party who is not an Affiliate of any of the GSCP Parties, if any, will aggregate an amount equal to $50,000,000, and (B) thereafter on a pro rata basis among all Holders (including the GSCP Parties) requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion; provided, however, that such ratio will be calculated after giving effect to the sale of Registrable Securities by the GSCP Parties pursuant to clause (A) of this Section 2.3(a)(i)(x); and (y) in all other cases, on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;



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
                           (ii) to the extent that the number of Registrable
Securities to be included by all Holders pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.1 Sale Number, securities that the Company proposes to register; and

                           (iii) to the extent that the number of Registrable
Securities to be included by all Holders and the number of securities to be included by the Company is less than the Section 2.1 Sale Number, any other securities that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

                  If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

                           (i) all Common Stock or securities convertible into,
or exchangeable or exercisable for, Common Stock that the Company proposes to register for its own account (the "Company Securities");

                           (ii) to the extent that the number of Company
Securities is less than the Section 2.2 Sale Number, the remaining shares to be included in such registration shall be allocated as follows: (x) in the event an IPO has not occurred prior to the fourth anniversary of the date hereof, in the case of a requested registration pursuant to Section 2.2 occurring after such fourth anniversary, (A) the Registrable Securities that the GSCP Parties propose to register up to the lesser of (I) the Priority Number, or (II) the difference between the Section 2.2 Sale Number and the number of Company Securities; and
(B) to the extent the Section 2.2 Sale Number exceeds the number of Company Securities plus the Priority Number, all Registrable Securities requested to be included by all Holders (including the GSCP Parties) on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities owned by each Holder requesting inclusion in relation to the number of Registrable Securities then owned by all Holders requesting inclusion; provided, however, that such ratio will be calculated after giving effect to the sale of Registrable Securities by the GSCP Parties pursuant to clause (A) of this Section 2.3(b)(ii)(x); and (y) in all other cases, on a pro rata basis among all Holders of Registrable Securities requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion; and

                           (iii) to the extent the number of Company Securities
plus the number of Registrable Securities requested to be included by all Holders is less than the Section 2.2 Sale Number, any other securities that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

         2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Initiating Holder, in the case of a registration pursuant to Section 2.1, and selected by the Major Holder, in the case of a registration pursuant to Section 2.2) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 180 days in the case of a registration pursuant to Section 2.1 or 120 days in the case of a registration pursuant to Section 2.2) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:
(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable

Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                  (f) comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 17 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a Nasdaq National Market "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure Nasdaq National Market authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

                  (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities or the Major Holder participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

                  (j) use its best efforts to obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Major Holder participating in such offering, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

                  (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                  (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

                  (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

                  (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

                  (p) furnish to the Major Holder participating in the offering and the managing underwriter, without charge, at least one signed copy, and to each other Holder participating in the offering, without charge, at least one photocopy of a signed copy, of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (q) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof; and

                  (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

                  (s) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable.

                  The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

                  Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

                  If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require
(i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         2.5.     Registration Expenses.

                  (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in Nasdaq National Market, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements of one counsel for the selling Holder(s) (selected by the Initiating Holder, in the case of a registration pursuant to Section 2.1, and selected by the Major Holder, in the case of a registration pursuant to Section 2.2), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company,
(ix) fees and expenses payable to a Qualified Independent Underwriter (as such term is defined in Schedule E to the By-Laws of the NASD) and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (collectively, "Expenses").

                  (b) The Company shall pay all Expenses with respect to any Demand Registration.

                  (c) Notwithstanding the foregoing, (x) the provisions of this
Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (z) the Company shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

         2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person's securities.

         2.7. Limitations on Sale or Distribution of Other Securities. (a) Each Holder of Registrable Securities agrees that, (i) to the extent requested in writing by a managing underwriter, if any, of an IPO or any registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 180 days (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to such managing underwriter) or Form S-8, or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent) to use its reasonable best efforts to cause each holder of any equity security or any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree), and (ii) to the extent requested in writing by a managing of any underwritten public offering effected by the Company for its own account (other than the IPO) it will not sell any Common Stock (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed 90 days.

                  (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose of, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of 180 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

         2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

         2.9. Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof), each other Person who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliates, consultants, representatives, successors, assigns or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, "Claims"), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

                  (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, managing directors, employees, agents, affiliates, consultants, representatives, successors, assigns, general and limited partners, stockholders and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

                  (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or
(ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a),
(b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

                  (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                  (g) The indemnification and contribution required by this
Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3.       Underwritten Offerings.

         3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Initiating Holder and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the participating Holders with respect to title and ownership of shares as are customary in agreements of that type.

         3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type, on substantially the same terms as those contained herein.

         3.3. Underwriting Services. Notwithstanding anything contained herein to the contrary, GS & Co. shall have the right to act as the lead managing underwriter in any registration including Registrable Securities. If GS & Co. acts as a managing underwriter in any such registered offering, to the extent required by applicable law, a Qualified Independent Underwriter shall be retained by the Company and shall be acceptable to GS & Co. (which consent shall not be unreasonably withheld), and the Company shall pay all fees and expenses (other than underwriting discounts and commissions) of such Qualified Independent Underwriter.

4.       General.

         4.1. Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (a) the Initiating Holder of a Demand Registration Request or (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities. Each Holder agrees to vote all of its shares of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Company's Certificate of Incorporation in order to increase the number of authorized shares of capital stock of the Company; provided, however, that each Existing Stockholder agrees that the Agent for the Existing Stockholder (as defined in the Purchase Agreement) is authorized to act on his behalf with respect to all such necessary actions.

         4.2. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or securities of the Company convertible into or exchangeable or exercisable for Common Stock, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and (ii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         4.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

         4.4 Amendments and Waivers. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Company, GSCP and the Agent of the Existing Stockholders (as defined in the Purchase Agreement).

         4.5. Notices. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy (with a confirmatory copy sent by a different means within three business days of such notice), nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)      if to the Company, to:

                                    Transaction Information Systems, Inc.
                                    115 Broadway, 20th Floor
                                    New York, NY 10006

                                    Telecopy:  (212) 962-7175
                                    Attention:  Jeffrey Najarian

                                    with a copy to:

                                    Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY  10158
                                    Telecopy:  (212) 953-6899
                                    Attention:  Roy M. Korins, Esq.


                           (ii) if to the Existing Stockholders, to the addresses listed in Schedule 1 hereto,

                                    with a copy to:

                                    Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY  10158
                                    Telecopy:  (212) 953-6899
                                    Attention:  Roy M. Korins, Esq.


                           (iii)    if to the Investors, to:

                                    GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Telecopy:  (212) 902-3000
                                    Attention:  Randall Blumenthal

                                    with copies to:

                                    Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York  10004
                                    Telecopy:  (212) 859-8586
                                    Attention:  Paul M. Reinstein, Esq.

                                    and

                                    GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Telecopy:  (212) 357-5505
                                    Attention:  Ben Adler, Esq.

All such notices, requests, consents and other communications shall be deemed to have been given when received.

         4.6.     Miscellaneous.

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. If any Person shall acquire Registrable Securities from any Holder, in any manner, whether by operation of law or otherwise, such transferee shall promptly notify the Company and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement.

                  (b) This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

                  (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

                  (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                  (g) The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         4.7. Prior Agreements. Each of the Holders and the Company hereby agrees that any agreement previously entered into by it pursuant to which the Company granted to it any registration rights shall be superseded by this Agreement and each such agreement (and any rights such Holder has pursuant to such agreement) shall be terminated, null and void and no longer in effect.

         4.8. No Inconsistent Agreements. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of GSCP, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the GSCP Parties, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the holders of Registrable Securities so that the GSCP Parties shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.

                        CORPORATION:

                        TRANSACTION INFORMATION SYSTEMS, INC.


                        By:
                            -------------------------
                            Name:
                            Title:

                        INVESTORS:

                        GS CAPITAL PARTNERS III, L.P.
                        By: GS Advisors III, L.P., its general partner
                        By: GS Advisors III, L.L.C., its general partner


                        By:
                            -------------------------
                                Authorized Signatory



                        GS CAPITAL PARTNERS III OFFSHORE, L.P.
                        By: GS Advisors III (Cayman), L.P., its General Partner
                        By: GS Advisors III, L.L.C., its General Partner


                        By:
                            -------------------------
                            Authorized Signatory

                        GOLDMAN, SACHS & CO. VERWALTUNGS GmbH


                        By:
                            -------------------------
                            Managing Director

                        and


                        By:
                            -------------------------
                            Managing Director
                            Registered Agent


                        STONE STREET FUND 1998, L.P.
                        By: Stone Street Advantage Corp.
                            General Partner



                        By:
                            -------------------------


                        BRIDGE STREET FUND 1998, L.P.
                        By: Stone Street Advantage Corp.
                            Managing General Partner


                        By:
                            --------------------------

                                        EXISTING
                                        STOCKHOLDERS:


                                            ------------------------------------
                                            MARK ARZOOMANIAN


                                            ------------------------------------
                                            PAUL BAYSE


                                            ------------------------------------
                                            PETER BONJUKLIAN


                                            ------------------------------------
                                            ARTHUR FARKAS


                                            ------------------------------------

                                            MITCHELL FASS


                                            ------------------------------------
                                            ROBERT GOLD


                                            ------------------------------------
                                            PETER MELOMO


                                            ------------------------------------

                                            JEFFREY NAJARIAN


                                            ------------------------------------
                                            GEORGE SETFORD


                                            ------------------------------------
                                            EDWARD SHAW


                                            ------------------------------------

                                            JONATHAN TODER

                                                                       Exhibit F

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                      TRANSACTION INFORMATION SYSTEMS, INC.


                  TRANSACTION INFORMATION SYSTEMS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

                  1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State on May 9, 1997.

                  2. The Certificate of Incorporation is hereby amended by deleting Articles FOURTH, SEVENTH and EIGHTH thereof and replacing such Articles FOURTH, SEVENTH AND EIGHTH with the following:

                           "ARTICLE FOURTH:

                           (a) The total number of shares of capital stock which
                  this Corporation is authorized to issue is forty-five million (45,000,000) shares, of which:

                               (i) 35,000,000 shares shall be designated as
                  Common Stock, and shall have a par value of $.01 per share;
                  and

                               (ii) 10,000,000 shares shall be designated
                  as Preferred Stock, and shall have a par value of $.01 per share.

                           (b) The Board of Directors is expressly authorized at
                  any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

                               (i) the designation of such series;

                               (ii) the dividend rate of such series, the
                  conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series or capital stock, whether such dividends shall be cumulative or noncumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

                               (iii) whether the shares of such series shall
                  be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                               (iv) the terms and amount of any sinking fund
                  provided for the purchase or redemption of the shares of such series;

                               (v) whether or not the shares of such series
                  shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

                               (vi) the extent, if any, to which the holders of
                  the shares of such series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such series shall be entitled;

                               (vii) the restrictions, if any, on the issue
                  or reissue of any additional shares or series of Preferred Stock; and

                               (viii) the rights of the holders of the shares
                  of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.


                           (c) No holder of any shares of stock of the
                  Corporation of any class or series or any security now or hereafter authorized, shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.

                           ARTICLE SEVENTH: A director of the Corporation shall
                  not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article SEVENTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article SEVENTH, and neither the amendment or repeal of this Article SEVENTH nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article SEVENTH, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article SEVENTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise. If the Delaware General Corporation Law is hereafter amended to permit elimination or rotation of the personal liability of directors, then the liability of a director of the Corporation still be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. For purposes of this Article SEVENTH, all references to a director shall also be deemed to refer to any person or persons, if any, who, pursuant to a provision of this Certificate of Incorporation, exercise or perform any of the powers or duties otherwise conferred or imposed upon the board of directors of the Corporation.

                           ARTICLE EIGHTH: (a) The Corporation shall indemnify
                  any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another, corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had reasonable cause to believe that his conduct was unlawful. For purposes of this Article EIGHTH, any person who pursuant to a provision in this Restated Certificate of Incorporation, exercises or performs any the powers or duties conferred or imposed upon the board of directors of the Corporation shall be entitled to all the benefits conferred upon directors and officers of the Corporation (including, without limitation, the right to indemnification and advancement of expenses) set forth in this Article EIGHTH.

                           (b) The Corporation shall indemnify any person who
                  was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                           (c) To the extent that a director, officer, employee
                  or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Paragraphs (a) and (b) of this ARTICLE EIGHTH, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                           (d) Any indemnification under Paragraphs (a) and (b)
                  of this ARTICLE EIGHTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Paragraphs (a) and (b). Such determination shall be made (i) by the Board of a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

                           (e) Expenses (including attorneys' fees) incurred by
                  a director or officer in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this ARTICLE EIGHTH.

                           (f) The indemnification and advancement of expenses
                  provided by, or granted pursuant to, the other paragraphs of this ARTICLE EIGHTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

                           (g) The Corporation shall have power to purchase and
                  maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this ARTICLE EIGHTH.

                           (h) For the purposes of this ARTICLE EIGHTH,
                  references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation. partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this ARTICLE EIGHTH with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

                           (i) The indemnification and advancement of expenses
                  provided by, or granted pursuant to, this ARTICLE EIGHTH shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. No subsequent amendment to this Article EIGHTH shall diminish the rights hereunder of any director or officer with respect to any action taken or claim made prior to such amendment."

                  3. This Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of Delaware.

                  4. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

                  IN WITNESS WHEREOF, the undersigned have caused this Certificate to be signed by its president and attested by its assistant secretary this 2nd day of September, 1998.


                                           _____________________________________
                                           Jeffrey Najarian
                                           Chairman and Chief Executive Officer

ATTEST


_____________________________________
George Setford
Assistant Secretary

                                                                       Exhibit G

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                            SERIES A PREFERRED STOCK
                           ($.01 PAR VALUE PER SHARE)

                                       of

                      Transaction Information Systems, Inc.

                                  -------------

                       Pursuant to Section 151(g) of the
                General Corporation Law of the State of Delaware

                                  -------------

         Transaction Information Systems, Inc. (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: The Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation authorizes the issuance of 10,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), in one or more series, and further authorizes the Board of Directors of the Corporation to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by the Certificate of Incorporation and to determine with respect to each such series, the voting powers, if any (which voting powers if granted may be full or limited), and such designations, preferences, and relative, participating, optional and other rights, and the qualifications, limitations and restrictions appertaining thereto.

         SECOND: A resolution providing for and in connection with the issuance of the Preferred Stock was duly adopted by the Board of Directors of the Corporation pursuant to authority conferred on the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation as aforesaid, which resolution provides as follows:

         RESOLVED: that the Board of Directors of the Corporation (the "Board"), pursuant to authority vested in it by the provisions of the certificate of incorporation (the "Certificate of Incorporation"), of Transaction Information Systems, Inc. (the "Corporation"), hereby authorizes the issuance of a series of preferred stock (the "Preferred Stock") of the Corporation and hereby establishes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions appertaining thereto in addition to those set forth in such Certificate of Incorporation (or otherwise provided by law) as follows (the following, referred to hereinafter as "this resolution" or "this Certificate of Designations," is to be filed as part of a Certificate of Designations under Section 151(g) of the General Corporation Law of the State of Delaware):









                  [Remainder of Page Intentionally Left Blank]

         1. Designation and Number. The designation of Preferred Stock created by this resolution shall be a series of Preferred Stock to be known as "Series A Preferred Stock." The number of shares constituting Series A Preferred Stock which the Corporation shall be authorized to issue shall be 8,000,000.

         2. Dividends. The holder of each share of Series A Preferred Stock shall be entitled to receive the dividends declared by the Board; provided, however, that the holder of each share of Series A Preferred Stock shall be entitled to receive dividends per share of Series A Preferred Stock equal to the dividends per share a holder of shares of Common Stock (as defined below) into which Series A Preferred Stock is convertible pursuant to the provisions of
Section 6 is entitled to, at the record date for the determination of stockholders entitled to such dividends, or, if no such record date is established, at the date such dividend is declared.

         3. Voting Rights. (a) In addition to any voting rights provided by law, the holder of each share of Series A Preferred Stock shall be entitled to vote on all matters and shall be entitled to the number of votes per share of Series A Preferred Stock equal to the number of votes per share a holder of the shares of Common Stock into which Series A Preferred Stock is convertible is entitled to, at the record date for the determination of the stockholders entitled to vote on all matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as required by law, or as otherwise provided below, the holders of shares of Series A Preferred Stock and Common Stock shall vote together as a single class and not as separate classes.

                  (b)      Series A Directors.

                           (i) Except as otherwise set forth in this Section
3(b), the holders of Series A Preferred Stock shall be entitled to vote as a class to elect two persons to the Board. Each person elected to be a director by the holders of Series A Preferred Stock pursuant to this Section 3(b)(i) or
Section 3(b)(iii) below shall be referred to as a "Series A Director."

                           (ii) At any meeting (or in a written consent in lieu
thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum for the election of each Series A Director. Any Series A Director may be removed only with the prior approval (by vote or written consent, as provided by law) of the holders of the Series A Preferred Stock.

                           (iii) Notwithstanding the foregoing, so long as that
the holders of the Series A Preferred Stock as of the date of issuance, together with their affiliates (as defined under Rule 12b-2 under the Securities Exchange Act of 1934, as amended) hold in the aggregate less than 50% of the number of shares of Series A Preferred Stock (subject to appropriate adjustment from time to time for any subdivision (by any stock split, stock dividend, recapitalization or otherwise) or combination (by reverse stock split or otherwise) of the Series A Preferred Stock by the Corporation), the holders of the Series A Preferred Stock shall be entitled to vote as a class to elect one person to the Board.

         4. Reacquired Shares. Any shares of Series A Preferred Stock converted, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. None of such shares of Series A Preferred Stock shall be reissued by the Corporation.

         5. Liquidation, Dissolution or Winding Up. (a) Upon the voluntary or involuntary dissolution, liquidation or winding up (each, a "Liquidation") of the Corporation, the holders of Series A Preferred Stock shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on any Junior Stock (as defined below), the Preferred Amount Per Share (as defined below) with respect to each outstanding share of Series A Preferred Stock; provided, however, that, if the amount which would have been paid in such Liquidation in respect of the number of shares of Common Stock into which the Preferred Stock is then convertible, divided by the number of outstanding shares of Series A Preferred Stock issued by the Corporation, is greater than the Preferred Amount Per Share, then the holders of Series A Preferred Stock shall be entitled to receive in such Liquidation such greater amount for each share of Series A Preferred Stock then issued and outstanding. For purposes of this
Section 5, "Liquidation" shall include any merger or consolidation, except for any such merger or consolidation involving the Corporation after the consummation of which the holders of the capital stock of the Corporation immediately prior to such merger or consolidation will beneficially own voting securities in excess of fifty percent (50%) of the voting power of the surviving or resulting entity.

                  (b) If, upon any such Liquidation, whether voluntary or involuntary, the assets to be distributed to the holders of Series A Preferred Stock shall be insufficient to permit payment of the full amount of each share of Series A Preferred Stock, then the entire assets of the Corporation to be distributed among the holders of Series A Preferred Stock shall be distributed ratably among such holders.

                  (c) "Preferred Amount Per Share" shall mean, with respect to each share of Series A Preferred Stock, $7.6339 (as adjusted in accordance with the Purchase Agreement).

         6.       Conversion of Preferred Stock.

                  (a) Optional Conversion. Subject to the provision for adjustment set forth below, each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof at any time and from the time to time after the date hereof, into a number of shares of Common Stock equal to the then effective Conversion Ratio (as defined below).

                  (b) Mandatory Conversion. Subject to the provision for adjustment set forth below, each share of Series A Preferred Stock shall be automatically converted into a number of shares of Common Stock at the Conversion Ratio in the event that the Corporation completes an IPO (as defined below).

                  (c)      Conversion Procedure.

                           (i) Conversion of Series A Preferred Stock may be
effected by any holder thereof upon the surrender to the Corporation at the offices of the Corporation, or at the office of any agent or agents of the Corporation, as may be designated by the Board (the "Transfer Agent"), of the certificates representing Series A Preferred Stock to be converted, accompanied by a written notice stating that such holder elects to convert all or, except in the case of a conversion pursuant to paragraph (b) of this Section 6, a specified portion of such Series A Preferred Stock in accordance with the provisions of this Section 6 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall pay any issue and transfer taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five business days after the surrender of such certificates representing Series A Preferred Stock and the receipt of such notice relating thereto, the Corporation shall deliver or cause to be delivered
(i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of Series A Preferred Stock being converted shall be entitled and (ii) if less than all of the shares represented by the surrendered certificates are being converted, a new certificate representing the number of shares of Series A Preferred Stock which remains outstanding upon such partial conversion. Such conversion shall be deemed to have been made at the close of business on the date of giving such notice so that the rights of the holder thereof as to Series A Preferred Stock being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

                           (ii) The Corporation shall at all times reserve and
keep available for issuance upon the conversion of Series A Preferred Stock, free from any preemptive rights, such number of its authorized but unissued shares of Common Stock as will from time to time be necessary to permit the conversion of all outstanding shares of Series A Preferred Stock into shares of Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series A Preferred Stock. The Corporation shall take all actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law (including, without limitation, applicable federal and state securities laws) or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                           (iii) The Corporation shall not close its books
against the transfer of Series A Preferred Stock or of Common Stock issued or issuable upon conversion of Series A Preferred Stock in any manner which interferes with the timely conversion of Series A Preferred Stock. The Corporation shall assist and cooperate with any holder of shares of Series A Preferred Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of such shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                           (iv) If the shares of Common Stock issuable by reason
of such conversion of Series A Preferred Stock are convertible into or exchangeable for any other stock or securities of the Corporation, the Corporation shall, at the converting holder's option, upon surrender of shares of Series A Preferred Stock to be converted by such holder as provided above together with any notice, statement or payment required to effect such conversion or exchange of Common Stock, deliver to such holder or as otherwise specified by such holder a certificate or certificates representing the stock or securities into which the shares of Common Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

                  (d)      Adjustments Upon Changes in Capitalization.

                           (i) Except with respect to Excluded Securities (as
defined below), in case the Corporation shall issue any shares of Common Stock or Common Stock Equivalents (as defined below) after the date the first share of Series A Preferred Stock is issued (the "Issue Date") at a price per share (or having a conversion or exercise price per share) of less than the Preferred Amount Per Share, in each such case the Conversion Ratio shall be appropriately adjusted by multiplying (A) the Conversion Ratio in effect on the day immediately prior to the date of issuance of such shares (or Common Stock Equivalents) by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on such date prior to such issuance and (2) the number of additional shares of Common Stock issued (or issuable upon conversion, exchange or exercise of such Common Stock Equivalents), and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date prior to such issuance and (y) the number of shares of Common Stock purchasable at the then Preferred Amount Per Share with the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued (or, in the case of issuances of Common Stock Equivalents, issuable upon conversion, exchange or exercise of such Common Stock Equivalents). An adjustment made pursuant to this clause (ii) shall be made on the next business day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this clause (ii), the consideration receivable by the Corporation in connection with the issuance of additional shares of Common Stock or of Common Stock Equivalents since the Issue Date shall be deemed to be equal to (X) in the case the consideration received by the Corporation is cash, the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties, if any) of all such Common Stock and/or Common Stock Equivalents plus the minimum aggregate amount, if any, payable upon conversion, exchange or exercise of any such Common Stock Equivalents, and (Y) in the case the consideration received by the Corporation is other than cash, the fair market value of the consideration received by the Corporation as determined by the good faith judgment of the Board, which determination shall require the affirmative vote of at least one of the directors designated by a majority of the holders of Series A Preferred Stock. The issuance or reissuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Conversion Ratio pursuant to clause (i) of this paragraph 6(d) of this Section 6, shall not be deemed to constitute an issuance of Common Stock or Common Stock Equivalents by the Corporation to which this clause (ii) applies. Upon the expiration or termination of any unconverted, unexchanged or unexercised Common Stock Equivalents for which an adjustment has been made pursuant to this clause (ii), the adjustments shall forthwith be reversed to effect such Conversion Ratio as would have been in effect at the time of such expiration or termination had such Common Stock Equivalents, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                           (ii) If the purchase price provided for in any Common
Stock Equivalents, the additional consideration, if any, payable upon the conversion or exchange of any Common Stock Equivalents, or the rate at which any Common Stock Equivalents are convertible into or exchangeable for Common Stock, shall change at any time, the Conversion Ratio in effect at the time of such change shall be readjusted to the Conversion Ratio which would have been in effect at such time had such Common Stock Equivalents still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                           (iii) "Excluded Securities" shall mean: (A) shares of
Common Stock issued or issuable upon stock conversion of the Series A Preferred Stock; (B) shares of Common Stock issuable or issued upon conversion or exercise of any securities outstanding on the Issue Date; (C) any capital stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of the Corporation's capital stock; (D) shares of Common Stock issued in any public offering of the Corporation's securities; (E) shares of Common Stock issuable or issued to employees of the Corporation pursuant to an employee benefit plan duly approved by the Board in accordance with Section 9.12.; or (F) shares of Common Stock issued upon the conversion or exercise of Common Stock Equivalents issued after the Issue Date as to which an adjustment to the Conversion Ratio has been made pursuant to this paragraph (d) of this Section 6 upon the issuance of such Common Stock Equivalents.

                           (iv) If the Corporation shall set a record date for
the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Ratio then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

                  (e) As used in this Section 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as existing on the date of filing this Certificate of Designations, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the Liquidation of the Corporation, provided that the shares of Common Stock receivable upon conversion of shares of Series A Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets to be issued in exchange for such Common Stock pursuant thereto.

                  (f) The Corporation will at no time close its transfer books against the transfer of any Series A Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of such Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  (g) The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

                  (h) If the Corporation at any time (i) pays any dividend, or makes any distribution, on the outstanding shares of Common Stock in shares of Common Stock without payment of any consideration by the holders of Common Stock, (ii) subdivides (by any stock split, stock divided, recapitalization or otherwise) the outstanding shares of Common Stock, or (iii) combines (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the Conversion Ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Series A Preferred Stock thereafter convertible into Common Stock pursuant to this
Section 6 shall be entitled to receive the number of shares of Common Stock which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series A Preferred

Stock been converted into Common Stock immediately prior to the happening of such event or the record date therefor, whichever is earlier.

                  (i) Prior to the consummation of any Organic Change (as defined below), the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) to insure that each of the holders of Series A Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series A Preferred Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding) to insure that the provisions of this Section 6 shall thereafter be applicable to the Series A Preferred Stock. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets provides in its charter documents (in form reasonably satisfactory to the holders of a majority of the Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  (j) If any recapitalization, conversion or exchange of shares or any other change in the Corporation's capitalization structure, or any other event occurs of the type contemplated by the provisions of this Section 6 but in any such case, which is not expressly provided for by the provisions of this
Section 6 (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate adjustment in the Conversion Ratio so as to protect the rights of the holders of Series A Preferred Stock; provided that no such adjustment shall increase the Conversion Ratio as otherwise determined pursuant to this Section 6 or decrease the number of shares of Common Stock issuable upon conversion of any share of Series A Preferred Stock.

         7. Reports as to Adjustment. (a) Upon any adjustment of the Conversion Ratio then in effect pursuant to the provisions of Section 6, then, and in each such case, the Corporation shall promptly deliver to the Transfer Agent of Series A Preferred Stock and the Common Stock and to each of the holders of Series A Preferred Stock and the Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment, the method by which such adjustment was calculated and the Conversion Ratio then in effect following such adjustment. Where appropriate, such notice to holders of Series A Preferred Stock may be given in advance.

                  (b) The Corporation shall also give written notice to the holders of Series A Preferred Stock at least twenty days prior to the date on which any Organic Change takes place.

         8. Protection of Rights. Any registered holder of Series A Preferred Stock may proceed to protect and enforce its rights with any and all remedies available at law or in equity.

         9. Protective Provisions. So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

                  (a) alter or change the rights, preference or privileges of the shares of Series A Preferred Stock or otherwise amend the Certificate of Incorporation, including, in either case, whether by merger, consolidation or otherwise, so as to affect adversely the shares of Series A Preferred Stock;

                  (b) increase the authorized number of shares of Series A Preferred Stock; or

                  (c) create or designate, or authorize the issuance of, any new class or series of stock (i) ranking senior or having a preference over, or being on a parity with, Series A Preferred Stock with respect to dividends or upon Liquidation, (ii) having rights similar to any rights of Series A Preferred Stock under Section 3 or Section 6 or (iii) convertible into any such class or series of stock.

         10. Major Transactions. Prior to an IPO, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, take any of the actions set forth in Section 9.12 of the Stockholders' Agreement (as defined below) without first obtaining approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

         11. Definitions. In addition to any other terms defined herein, for purposes of this Certificate of Designations, the following terms shall have the meanings indicated: "Common Stock" shall mean shares of Common Stock, par value $.01 per share, of the Corporation.

         "Common Stock Equivalent" shall mean securities convertible into, or exchangeable or exercisable for, shares of common stock of the Corporation.

         "Conversion Ratio," determined as of any date, shall equal the number of shares of Common Stock into which one share of Series A Preferred Stock is convertible pursuant to

Section 6. The Conversion Ratio shall initially equal one and shall be subject to adjustment as provided in paragraph (d) of Section 6.

         "GSCP" shall mean GS Capital Partners III, L.P., a Delaware limited partnership.

         "IPO" shall mean the closing of the sale of shares of Common Stock in a bona fide, firm commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act").

         "Junior Stock" shall mean any capital stock of the Corporation ranking junior (either as to dividends or upon Liquidation) to the Preferred Stock.

         "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

         "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

         "Purchase Agreement" shall mean the Preferred Stock Purchase Agreement to be entered into in connection with the issuance of the Series A Preferred Stock, among the Corporation, GSCP, certain affiliates of GSCP and the stockholders of the Corporation.

         "Stockholders' Agreement" shall mean the Stockholders Agreement to be entered into in connection with the issuance of the Series A Preferred Stock, among the Corporation, GSCP, certain affiliates of GSCP, and the stockholders of the Corporation.

         12. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, consents and other communications hereunder shall be in writing and shall be delivered by hand or shall be sent by telex or telecopy (with a confirmatory copy sent by a different means within three business days of such notice), to the following addresses:

                  (i) if to the holder of a share of Series A Preferred Stock, at the holder's address as set forth in the stock register of the Corporation, or at such other address as may have been furnished to the Corporation by the holder in writing; or

                           (ii)     if to the Corporation, at

                                    Transaction Information Systems, Inc.
                                    115 Broadway, 20th Floor
                                    New York, NY 10006
                                    Telecopy:  (212) 962-7175
                                    Attention: Jeffrey Najarian

or at such other address as may have been furnished in writing by the Corporation to the holders of the shares of Series A Preferred Stock.

Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telex or telecopier, when received, unless otherwise expressly specified or permitted by the terms hereof.











                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Transaction Information Systems, Inc. has caused this Certificate of Designations to be signed by its Chief Executive Officer this 2nd day of September, 1998.

                                        TRANSACTION INFORMATION SYSTEMS, INC.

                                        By:
                                           -------------------------------------
                                           Jeffrey Najarian
                                           Chief Executive Officer

                                                                       EXHIBIT H
                                     BY-LAWS

                                       OF

                      TRANSACTION INFORMATION SYSTEMS, INC.

                                    ARTICLE I

                                     Offices

         SECTION 1. Registered Office. The registered office of Transaction Information Systems, Inc. (the "Corporation") in the State of Delaware, shall be in the city of Wilmington, county of New Castle, Delaware.

         SECTION 2. Other Offices. The Corporation may also have offices at other places either within or without the State of Delaware.

                                   ARTICLE II

                            Meetings of Stockholders

         SECTION 1. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such place and hour as shall be designated by the Board of Directors (the "Board") in the notice thereof.

         SECTION 2. Special Meetings. A special meeting of the stockholders for any purpose or purposes may be called at any time by the Board, the Chief Executive Officer, the Chairman of the Board, the President, a majority of the Directors then in office or by holders of 10% or more of all shares of stock entitled to vote at such meeting, and such meeting shall be held on such date and at such place and hour as shall be designated in the notice thereof. Special meetings of the holders of any class of any stock may be called by the holders of 50% or more of all shares of such class of stock.

         SECTION 3. Notice of Meetings. Except as otherwise expressly required by these By-laws or by law, notice of each meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to notice of, or to vote at, such meeting by delivering a typewritten or printed notice thereof to such stockholder personally or by depositing such notice in the United States mail, postage prepaid, directed to such stockholder at his address as it appears on the stock records of the Corporation or by transmitting notice thereof to him at such address by telegraph, cable or other form of recorded communication. Every such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Notice of any adjourned meeting of the stockholders shall not be required to be given if the time and place thereof are announced at the meeting at which the adjournment is taken, the adjourned meeting is held within 30 days thereafter and a new record date for the adjourned meeting is not thereafter fixed.

         SECTION 4. Quorum and Manner of Acting. Except as otherwise expressly required by law, if stockholders holding of record a majority of the shares of stock of the Corporation, or in the case of a class vote, any class thereof entitled to be voted shall be present in person or by proxy, a quorum for the transaction of business at any meeting of the stockholders of the Corporation, or in the case of a class vote, of such class, shall exist. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote thereat, or, in the absence therefrom of all the stockholders, or in the case of a class vote of such class, any officer entitled to preside at, or to act as secretary of, such meeting, may adjourn such meeting from time to time until stockholders of the Corporation, or in the case of a class vote, of such class, holding the amount of stock requisite for a quorum shall be present in person or by proxy. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting in person or by proxy of stockholders holding the number of shares of stock of the Corporation, or in the case of a class vote, of such class, required by law, by the Certificate of Incorporation or by these By-laws for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting if there shall be present thereat in person or by proxy stockholders holding the number of shares of stock of the Corporation, or in the case of a class vote, of such class, required in respect of such other matter or matters.

         SECTION 5. Organization of Meetings. At each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

                  the Chairman of the Board;

                  the President;

                  any other officer of the Corporation designated by the Board to so act and preside;

                  any other officer of the Corporation designated by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat; or

                  a stockholder of record of the Corporation designated by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

         The Secretary of the Corporation or, if he shall be absent from or presiding over the meeting in accordance with the provisions of this Section, the person (who shall be an Assistant Secretary of the Corporation, if an Assistant Secretary shall be present thereat) whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

         SECTION 6. Order of Business. The order of business at each meeting of the stockholders shall be determined by the chairman of the meeting, but such order of business may be changed by the vote of a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

         SECTION 7.  Voting.

                  (a) Except as otherwise provided in the Certificate of Incorporation, including any certificate of designation setting forth the rights, preferences and privileges of the holders of any series of Preferred Stock of the Corporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation on the matter in question held by him and registered in his name on the stock record of the Corporation on the date fixed pursuant to these By-laws as the record date for the determination of stockholders who shall be entitled to receive notice of and to vote at such meeting; or, if no record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of the meeting shall be given or, if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

                  (b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Any vote of stock of the Corporation may be held at any meeting of the stockholders by the person entitled to vote the same in person or by proxy appointed by an instrument in writing delivered to the Secretary or an Assistant Secretary of the Corporation or the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At all meetings of the stockholders, all matters, except as otherwise provided in the Certificate of Incorporation, in these By-laws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless required by law or so directed by the chairman of the meeting, the vote at any meeting of the stockholders on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and shall state the number of shares voted.

         SECTION 8. Consent in Lieu of Meeting. Any action required to be taken at any annual or special meeting of stockholders of the Corporation or of any class of Preferred Stock of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         SECTION 9. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of the stock record, either directly or through another officer of the Corporation or through a transfer agent or transfer clerk appointed by the Board, to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting, either at the place where the meeting is to be held or at such other place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock record shall be the only evidence as to who are the stockholders entitled to examine the stock record, such list or the books of the Corporation or to vote in person or by proxy at any meeting of the stockholders.

         SECTION 10. Inspectors. Either the Board or, in the absence of a designation of inspectors by the Board, the chairman of the meeting may, in its or his discretion, appoint two or more inspectors, who need not be stockholders, who shall receive and take charge of ballots and proxies and decide all questions relating to the qualification of those asserting the right to vote and the validity of ballots and proxies. In the event of the failure or refusal to serve of any inspector designated by the Board, the chairman of the meeting shall appoint an inspector to act in place of each such inspector designated by the Board. In the absence of a designation of inspectors by the Board and the chairman of the meeting, the secretary of the meeting shall perform the duties which would otherwise have been performed by the inspectors.

                                   ARTICLE III

                               Board of Directors

         SECTION 1. General Powers. The property, business, affairs and policies of the Corporation shall be managed by or under the direction of the Board.

         SECTION 2. Number and Term of Office. The number of directors constituting the Board shall be seven (7) and shall include two Series A Directors (as defined in the Certificate of Designations of the Corporation). Notwithstanding the foregoing, upon the occurrence of the event specified in
Section 9.1(a)(iii) of the Stockholders' Agreement, dated as of September 4, 1998, among the Corporation, GS Capital Partners III, L.P. ("GSCP"), certain affiliates of GSCP and certain stockholders of the Corporation, the number of directors constituting the Board shall consist of six (6) directors and shall include one Series A Director. Each of the directors of the Corporation shall hold office until the annual meeting after his election and until his successor shall be elected and shall qualify or until his earlier death or resignation or removal in the manner hereinafter provided.

         SECTION 3. Election. At each annual meeting of the stockholders for the election of directors at which a quorum is present, subject to the rights of the holders of Series A Preferred Stock to elect the Series A Directors, the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors. Directors need not be stockholders of the Corporation or residents of the State of Delaware.

         SECTION 4.  Meetings.

                  (a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization, the election of officers and the transaction of other business.

                  (b) Regular Meetings. Regular meetings of the Board or any committee thereof shall be held as the Board or such committee shall from time to time determine.

                  (c) Special Meetings. Special meetings of the Board, at which any and all business may be transacted, shall be held whenever called by the President or by a written call signed by any two or more directors and filed with the Secretary.

                  (d) Notice of Meetings. No notice of regular meetings of the Board or of any committee thereof or of any adjourned meeting thereof need be given. The Secretary shall give notice to each director of each special meeting of the Board or adjournment thereof, including the time and place thereof. Such notice shall be given not less than two (2) days before the date of the meeting to each director by delivering a typewritten notice thereof to such director personally or by depositing such notice in the United States mail, postage prepaid by Express Mail or first class mail, or by messenger service or overnight delivery service which guarantees next day delivery, directed to such director at his residence or usual business address or by transmitting notice thereof to him by telecopier or other form of recorded communication, including recorded telephonic notice, provided, however, that if notice of the meeting shall be given by first class mail, such notice shall be given not less than five (5) days prior to the date of the meeting. Notice of any meeting of the Board or any committee thereof shall not be required to be given to any director who shall attend such meeting. Any meeting of the Board or any committee thereof shall be a legal meeting without any notice thereof having been given if all the directors then in office shall be present thereat. The purposes of a meeting of the Board or any committee thereof need not be specified in the notice thereof.

                  (e) Time and Place of Meetings. Regular meetings of the Board or any committee thereof shall be held at such time or times and place or places as the Board or the committee may from time to time determine. Each special meeting of the Board or any committee thereof shall be held at such time and place as the caller or callers thereof may determine. In the absence of such a determination, each meeting of the Board or any committee thereof shall be held at such time and place as shall be designated in the notices or waiver of notices thereof.

                  (f) Quorum and Manner of Acting. Except as otherwise expressly required by these By-laws or by law, a majority of the directors then in office and a majority of the members of any committee shall be present in person at any meeting thereof in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of the directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or for an act to be the act of the Board or such committee; provided, however, that prior to the closing of the sale of shares of the Corporation's Common Stock in a bona fide, firm commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, at least one Series A Director shall be present (in person or by telephone) at any meeting of the Board or such committee to constitute a quorum. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat. Notice of any adjourned meeting need not be given.

                  (g) Organization of Meetings. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

                           (i)  the Chairman of the Board;

                           (ii)  the President, if a director; or

                           (iii) any director chosen by a majority of the
directors present thereat.

                  (h) Minutes. The Secretary or such other person present whom the chairman of the meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The order of business at each meeting of the Board shall be determined by the chairman of such meeting.

                  (i) Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in a writing or writings, and such writing or writings are filed with the minutes of the proceedings of the Board or committee.

                  (j) Action by Communications Equipment. The directors may participate in a meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

         SECTION 5. Compensation. Each director, in consideration of his serving as such, shall be entitled to receive from the Corporation such amount per annum and such fees for attendance at meetings of the Board or of any committee, or both, as the Board shall from time to time determine. The Board may likewise provide that the Corporation shall reimburse each director or member of a committee for any expenses incurred by him on account of his attendance at any such meeting. Nothing contained in this Section 5 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor or to require the Board to provide for compensation to directors.

         SECTION 6.  Resignation, Removal and Vacancies.

                  (a) Any director may resign at any time by giving written notice of his resignation to the Board or the President of the Corporation. Any such resignation shall take effect at the time specified therein or when delivered to the Board or the President, as the Board shall determine. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

                  (b) Any director may be removed at any time for cause or without cause by vote of the holders of record of a majority in voting interest of shares then entitled to vote at an election of directors at a duly constituted meeting of stockholders; provided, however, that Series A Directors may be removed only with the prior approval (by vote or written consent) of the holders of Series A Preferred Stock. The vacancy in the Board caused by any such removal may be filled by the stockholders at such meeting or, if not so filled, then by the Board as provided in the next paragraph of these By-laws. Any director may also be removed at any time for cause by vote of a majority of the whole Board.

                  (c) In case of any vacancy on the Board or in case of any newly created directorship, a majority of the directors of the Corporation then in office, though less than a quorum, or the sole remaining director may elect a director to fill the vacancy or the newly created directorship for the unexpired portion of the term being filled; provided, however, that any vacancy on the Board with respect to any Series A Director may be filled only by another Person (as defined in the Stockholders' Agreement) designated by GSCP. The director elected to fill such vacancy shall hold office for the unexpired term in respect of which such vacancy occurred.

         SECTION 7. Committees. The Board from time to time may appoint from among its members an executive committee and one or more other committees, each of which shall have one or more members as the Board shall determine. At least one Series A Director shall be entitled to be a member of all committees of the Board. Each committee shall have and may exercise such powers as the Board may delegate, to the extent permitted by law. The Board shall have power to change the members of any committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

                                   ARTICLE IV

                                    Officers

         SECTION 1.  Election and Appointment and Term of Office.

                  (a) The officers of the Corporation may be a Chairman of the Board or Co-Chairmen, a President, such number, if any, of Vice Presidents (including Executive or Senior Vice Presidents) as the Board may from time to time determine, a Secretary and a Treasurer and such officers as the Board may from time to time determine. The Chairman of the Executive Committee may, if the Board of Directors so determines, be an officer of the Corporation. Each such officer shall be elected by the Board at its annual meeting or such other time as the Board shall determine, and shall serve at the discretion of the Board. Two or more offices may be held by the same person except that the same person shall not be both President and Secretary. The Board may elect or appoint (and may authorize the President to appoint) such other officers (including one or more Assistant Secretaries and Assistant Treasurers) as it deems necessary who shall have such authority and shall perform such duties as the Board or the President may from time to time prescribe. The Board of Directors may, but shall not be required to, designate one or more officers who shall hold the position(s) of, and perform the duties of, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Chief Accounting Officer.

                  (b) If additional officers are elected or appointed during the year, each shall hold office until the next annual meeting of the Board at which officers are regularly elected or appointed and until his successor is elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided.

         SECTION 2.  Duties and Functions.

                  (a) Chairman. The Chairman, if any, shall preside at all meetings of the Board and of the stockholders at which he is present. The Board may, but need not, designate the Chairman as the Chief Executive Officer of the Corporation, in which event he shall exercise all of those general supervisory provisions described in Section 2(b) of Article IV of the By-Laws, and the President will there upon act as Chief Operating Officer of the Corporation, subject to the direction of the Chairman.

                  (b) President. Unless the Board shall have designated the Chairman, if any, as the Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation. The President shall be responsible for implementing the policies adopted by the Board and shall report to the Board. The President shall also have the powers and duties delegated to him by these By-laws and such other powers and duties as the Board may from time to time determine.

                  (c) Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by the Board.

                  (d) Secretary. The Secretary shall keep the records of all meetings of the stockholders, the Board and all other committees, if any, in one or more books kept for that purpose. He shall give or cause to be given due notice of all meetings in accordance with these By-laws and as required by law. He shall be custodian of the seal of the Corporation and of all contracts, deeds, documents and other corporate papers, records (except accounting records) and indicia of title to properties owned by the Corporation as shall not be committed to the custody of another officer by the Board, or by the President. He shall affix or cause to be affixed the seal of the Corporation to instruments requiring the same when the same have been signed on behalf of the Corporation by a duly authorized officer. He shall perform all duties and have all powers incident to the office of Secretary and shall perform such other duties as shall be assigned to him by the Board or the President. The Secretary may be assisted by one or more Assistant Secretaries.

                  (e) Treasurer. The Treasurer shall have charge and custody of all moneys, stocks, bonds, notes and other securities owned or held by the Corporation, except those held elsewhere at the direction of the Chief Executive Officer or the Board. He shall perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties as shall be assigned to him by the Board, the Chief Executive Officer and the Chief Financial Officer, if any. The Treasurer may be assisted by one or more Assistant Treasurers, and the Treasurer shall report to the Chief Executive Officer and the Chief Financial Officer, if any, or to such other officer as may be designated by the Board or to the Board of Directors, as the Board of Directors shall determine.

         SECTION 3.  Resignation, Removal and Vacancies.

                  (a) Any officer may resign at any time by giving written notice of his resignation to the Board or the President. Any such resignation shall take effect at the time specified therein or when delivered to the Board, as the Board shall determine. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

                  (b) Any officer, agent or employee elected or appointed by the Board may be removed, with or without cause, at any time by the Board. Any officer, agent or employee appointed by an officer may be removed, with or without cause, at any time by the Board or such officer. Any removal pursuant to
Section 2 or 3 of this Article IV shall not affect any rights which a terminated employee shall have under any employment agreement between such person and the Corporation which has been approved by the Board of Directors and has been executed by an officer authorized by the Board to execute such agreement.

                  (c) A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided in these By-laws for election or appointment to such office.

                                    ARTICLE V

                      Waiver of Notices; Place of Meetings

         SECTION 1. Waiver of Notices. Whenever notice is required to be given by the Certificate of Incorporation, by these By-laws or by law, a waiver thereof in writing, signed by the person entitled to such notice or by an attorney thereunto authorized, shall be deemed equivalent to notice, whether given before or after the time specified therein and, in the case of a waiver of notice of a meeting, whether or not such waiver specifies the purpose of or business to be transacted at such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 2. Place of Meetings. Any meeting of the stockholders, the Board or any committee of the Board may be held within or outside the State of Delaware.

                                   ARTICLE VI

             Execution and Delivery of Documents; Deposits; Proxies;
                                Books and Records

         SECTION 1. Execution and Delivery of Documents; Delegation. The Board shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Such delegation may be by resolution or otherwise, and the authority granted shall be general or confined to specific matters, all as the Board may determine.

         SECTION 2. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board, the President, or any other officer of the Corporation to whom power in that respect shall have been delegated by the Board or these By-laws shall select.

         SECTION 3. Proxies in Respect of Stock or Other Securities of Other Corporations. The Chief Executive Officer, the Chairman of the Board, the President or any other officer of the Corporation designated by the Board shall have the authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, to vote or consent in respect of such stock or securities and to execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as he may deem necessary or proper in order that the Corporation may exercise such powers and rights. Any such officer may instruct any person or persons appointed as aforesaid as to the manner of exercising such powers and rights.

         SECTION 4. Books and Records. The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board may from time to time determine.

                                   ARTICLE VII

             Certificates; Stock Record; Transfer and Registration;
                       New Certificates; Record Date; etc.

         SECTION 1.  Certificates for Stock.

                  (a) Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board shall prescribe. Each such certificate shall be signed by, or in the name of the Corporation by, the Chief Executive Officer, the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Any or all of such signatures may be facsimiles.

                  (b) In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled and a new certificate or certificates shall not be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 4 of this Article.

         SECTION 2. Stock Record. A stock record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

         SECTION 3.  Transfer and Registration of Stock.

                  (a) Transfer. The transfer of stock and certificates of stock which represent the stock of the Corporation shall be governed by the Uniform Commercial Code, as in effect in Delaware and as amended from time to time.

                  (b) Registration. Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, on the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

         SECTION 4.  New Certificates.

                  (a) Lost, Stolen or Destroyed Certificates. Where a stock certificate has been lost, apparently destroyed or wrongfully taken, the issuance of a new stock certificate or the claims based on such certificate shall be governed by the Uniform Commercial Code, as in effect in Delaware and amended from time to time.

                  (b) Mutilated Certificates. Where the holder of any certificate for stock of the Corporation notifies the Corporation of the mutilation of such certificate within a reasonable time after he has notice of it, the Corporation will issue a new certificate for stock in exchange for such mutilated certificate theretofore issued by it.

                  (c) Bond. The Board may, in its discretion, require the owner of the lost, stolen, destroyed or mutilated certificate to give the Corporation a bond in such sum, limited or unlimited, in such form and with such surety or sureties sufficient to indemnify the Corporation against any claim that may be made against it on account of the loss, theft, destruction or mutilation of any such certificate or the issuance of any such new certificate.

         SECTION 5. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer clerks or one or more transfer agents and one or more registrars and may require all certificates for stock to bear the signature or signatures of any of them.

         SECTION 6. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                  ARTICLE VIII

                                      Seal

         The Board shall provide a corporate seal which shall bear the full name of the Corporation and the year and state of its incorporation.

                                   ARTICLE IX

                                   Fiscal Year

                  The fiscal year of the Corporation shall end on December 31 of each year, or such other date as shall be determined by resolution of the Board of Directors.

                                    ARTICLE X

                                   Amendments

         Sections 2, 3, 4(f), 6 and 7 of Article III of these By-Laws and this
Article X of these By-Laws may not be altered or repealed without the prior approval of the holders of a majority of the outstanding shares of Series A Preferred Stock. Otherwise, these By-laws may be amended, altered or repealed by the vote of a majority of the whole Board; provided, however, that the holders of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, may, by their vote given at an annual meeting or at any special meeting, amend or repeal any By-law made by the Board.

                                                                       Exhibit I

                      TRANSACTION INFORMATION SYSTEMS, INC.

                             Secretary's Certificate

         I, the undersigned, being the Secretary of Transaction Information Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), DO HEREBY CERTIFY on behalf of the Company that:

         1. This Certificate is being delivered at the Closing today pursuant to
Section 1.5(i) of the Stock Purchase Agreement, dated as of September 4, 1998 (the "Agreement"), among the Company, GS Capital Partners III, L.P. ("GSCP"), certain affiliates of GSCP, and certain stockholders of the Company. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings given to them in the Agreement.

         2. Attached hereto as Exhibit A is a correct and complete copy of the resolutions adopted by the Company by written consent on September 3, 1998, which resolutions are now in full force and effect and have not been altered, amended or rescinded in any way.

         3. The persons named below have been duly elected (or appointed), qualified and acting officers of the Company at all times since September 3, 1998 (to and including the date hereof), each holding the respective offices set forth opposite their names, and the signatures set forth below opposite their names are the genuine signatures of such officers executing the Agreement and any other agreements or documents on behalf of the Company in connection with the Closing under the Agreement:

     Name                            Office                                Signature
                              Chairman of the Board
Jeffrey Najarian              and Chief Executive Officer

Robert Gold                   President

                              Senior Vice President
Edward Shaw                   and Secretary

                              Senior Vice President
Mark Arzoomanian              and Treasurer

                              Senior Vice President
George Setford                and Assistant Secretary

Paul Bayse                    Senior Vice President

Peter Bonjuklian              Senior Vice President

Arthur Farkas                 Senior Vice President

                              Senior Vice President
Mitchell Fass                 and Assistant Secretary

     Name                            Office                                Signature
Peter Melomo                  Senior Vice President                                     1
Jonathan Toder                Senior Vice President                                     1


         4. Attached hereto as Exhibit B is a certificate, certifying as to the good standing of the Company, issued by the Secretary of State of the State of Delaware.

         5. Attached hereto as Exhibit C is a copy of the Certificate of Incorporation of the Company and all amendments thereto; no action has been taken to amend such Certificate since the date of the last amendment; and there are no proceedings pending or, to the best of my knowledge, threatened for the liquidation or dissolution of the Company or threatening its existence.

         6. Attached hereto as Exhibit D is a true and complete copy of the By-Laws of the Company and all amendments thereto, as in full force and effect on the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on behalf of the Company as of September ___, 1998.

                                           TRANSACTION INFORMATION SYSTEMS, INC.

                                            By: ________________________________
                                                Edward Shaw
                                                Secretary


         I, Jeffrey Najarian, Chairman of the Board and Chief Executive Officer of the Company, DO HEREBY CERTIFY on behalf of the Company that Edward Shaw, is, and at all times since September 3, 1998 has been, duly elected and qualified as the Secretary of the Company, and that his signature set forth above is his genuine signature.

                                           TRANSACTION INFORMATION SYSTEMS, INC.

                                            By:  _______________________________
                                                 Jeffrey Najarian
                                                 Chairman of the Board and
                                                 Chief Executive Officer

-----------------------
1        Not Available.

                                                                       EXHIBIT A
                                                                       ---------


                                  RESOLUTIONS

                                                                       Exhibit B
                                                                       ---------

                            Good Standing Certificate

                                                                       Exhibit C
                                                                       ---------

                   Certificate of Incorporation and Amendments

                                                                       Exhibit D
                                                                       ---------

                                     By-Laws

                                                                       Exhibit J


                                September 4, 1998


GS Capital Partners III, L.P.
GS Capital Partners III Offshore, L.P.
Goldman, Sachs & Co. Verwaltungs GmbH
Stone Street Fund 1998, L.P.
Bridge Street Fund 1998, L.P
85 Broad Street
New York, NY  10004

Ladies and Gentlemen:

         We have acted as counsel to Transaction Information Systems, Inc., a corporation formed under the laws of the State of Delaware (the "Corporation"), in connection with that certain Preferred Stock Purchase Agreement, dated as of September 4, 1998 (the "Stock Purchase Agreement"), by and among the Corporation, GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1998, L.P., and Bridge Street Fund 1998, L.P (collectively, the "Investors," and each individually an "Investor") and the existing stockholders of the Corporation (the "Existing Stockholders"). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement.

         In connection with rendering this opinion, we have examined the Documents, as hereafter defined, and have examined and relied upon such matters of law and such certificates of public officials as we have deemed relevant to the rendering of our opinion.

         Based upon the foregoing and subject to the qualifications hereinafter set forth, we are of the opinion that:

GS Capital Partners III, L.P.
September  4, 1998
Page 2


         1. The Corporation (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and (ii) has all requisite corporate power to own, lease and operate its properties, to carry on the business of the Corporation as presently conducted and to enter into and carry out the transactions contemplated by the Stock Purchase Agreement, the Stockholders' Agreement and the Registration Rights Agreement (collectively, the "Documents").

         2. The execution, delivery and performance by the Corporation of each of the Documents has been duly authorized by all requisite corporate action on the part of the Corporation, and each of the Documents constitutes a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

         3. (a) The authorized capitalization of the Corporation consists of (i) 10,000,000 shares of Preferred Stock, par value $.01 per share, of which 8,000,000 shares have been designated Series A Preferred Stock, none of which shares of Preferred Stock are outstanding, and (ii) 35,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of which (A) 20,000,000 shares of Common Stock are outstanding, and all such shares have been validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (B) 1,898,800 shares of Common Stock have been duly reserved for issuance upon the exercise of certain options granted to persons as set forth in Schedule 2.3(a) of the Stock Purchase Agreement (the "Existing Options") and (C) 165,000 shares of Common Stock have been duly reserved for issuance upon the exercise of certain options, to be granted to certain employees, which options have not yet been granted (the "Management Options").

                  (b) The authorized capitalization of TIS Equipment Corp. ("TEC") consists of (i) 5,000,000 shares of Preferred Stock, par value $.01 per share, none of which shares of Preferred Stock are outstanding, and (ii) 25,000,000 shares of Common Stock, par value $.01 per share (the "TEC Common Stock"), of which 10,000,000 shares of TEC Common Stock are outstanding, and which, immediately prior to the Closing and before giving effect to the capital contribution of such shares to TIS, are owned by the same Existing Stockholders and in the same respective amounts as is set forth in Schedule 2.3(a) with respect to the Corporation.

                  (c) The authorized capitalization of Setford-Shaw-Najarian Associates, Ltd. ("SSN") consists of (i) 200 shares of Common Stock, no par value per share (the "SSN Common Stock"), of which 200 shares of SSN Common Stock are outstanding, and all such shares are owned by the Corporation.

         4. To our knowledge, (a) Schedule 2.3(a) of the Stock Purchase Agreement contains a list of all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of the capital stock or other securities of the Corporation (except as otherwise contemplated by the Documents), and which names all persons entitled of record to receive such shares or other

GS Capital Partners III, L.P.
September  4, 1998
Page 3


securities, the shares of capital stock or other securities required to be issued thereunder as of the date hereof and the price per share, if any, payable with respect to the issuance of any share of capital stock issuable thereunder;
(b) except as set forth on Schedule 2.3(b) of the Stock Purchase Agreement or as otherwise contemplated by the Documents, there are no rights, including preemptive or similar rights, to purchase or otherwise acquire shares or sell or otherwise transfer shares of the capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation, the By-Laws, or any agreement known to us to which the Corporation is a party, except for the Stockholders Agreement among the Corporation and its stockholders being terminated immediately before the Closing (the "Old Stockholders Agreement"); and (c) except as set forth on Schedule 2.3(b) of the Stock Purchase Agreement or as otherwise contemplated by the Documents, or in the Old Stockholders Agreement, the Corporation is not a party to any agreements, restrictions or encumbrances (such as a right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, stockholders' agreement, or similar arrangement whether or not the Corporation is a party thereto) with respect to the purchase, sale or voting of any shares of capital stock of the Corporation (whether outstanding or issuable upon conversion or exercise of outstanding securities).

         5. The authorization, issuance, sale and delivery of Series A Preferred Stock pursuant to the Stock Purchase Agreement and the authorization, reservation, issuance, sale and delivery of the Conversion Shares have been duly authorized by all requisite corporate action on the part of the Corporation, and when issued and delivered in accordance with the Stock Purchase Agreement and the Certificate of Designations, the Series A Preferred Stock and the Conversion Shares will be validly issued and outstanding, fully paid and nonassessable with no personal liability attached to the ownership thereof, free of any Encumbrances and not subject to preemptive or similar rights of the stockholders of the Corporation or others, except as provided in the Documents or under applicable securities laws.

         6. The execution, delivery and performance by the Corporation of each of the Documents and the consummation by the Corporation and the Existing Stockholders of the transactions contemplated hereby and thereby will not (a) violate any provision of law, statute, rule or regulation that, in our experience, is normally applicable to transactions of the type contemplated by the Documents, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body known to us applicable to any of the TIS Entities, or any of their properties or assets, except with respect to the contribution of the TEC Common Stock to TIS under the agreements with Merrill Lynch Business Financial Services Inc. ("Merrill Lynch") set forth on Schedule 2.23 to the Stock Purchase Agreement and related agreements supporting the lines of credit with Merrill Lynch (collectively, the "Merrill Documents"), (b) conflict with or result in any breach of any of the term, conditions or

GS Capital Partners III, L.P.
September  4, 1998
Page 4


provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any of the TIS Entities under, any Contract known to us, except under the Merrill Documents, or (c) violate the Certificate of Incorporation or the By-Laws of any of the TIS Entities.

         7. The offer and sale of the Series A Preferred Stock, the issuance and delivery of the Conversion Shares to the Investors upon the conversion of the Series A Preferred Stock in accordance with the terms of the Stock Purchase Agreement and the Certificate of Designations, and all prior issuances of securities of the Corporation are each exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), as currently in effect.

         8. No consent or approval of or by, or any notification of or filing with, any person (governmental or, to our knowledge, private) which has not heretofore been made is required in connection with the execution, delivery and performance by the Corporation of the Documents or any documentation relating thereto, the consummation by the Corporation of the transactions contemplated hereby or thereby, the issuance, sale or delivery of the Series A Preferred Stock and the Conversion Shares in accordance with the terms of the Stock Purchase Agreement and the Certificate of Designations.

                  The foregoing opinion is limited as follows:

                  (a) The opinion expressed herein with respect to the enforceability of the Agreements is subject to the effects of bankruptcy, insolvency, avoidance and other laws affecting the enforcement of creditors' rights generally, general principles of equity, including, without limitation, doctrines of reasonableness, materiality, good faith and fair dealing and limitations on the rights to recover attorneys' fees (regardless of whether such enforceability is considered in a proceeding in equity or at law). In addition, we express no opinion as to the enforceability of: (i) self-help and other non-judicial remedies; (ii) provisions which purport to create powers of attorney (or similar powers to act on behalf of the Corporation without the Corporation's express consent as to each specific action taken pursuant to such power at the time such action is taken or proposed to be taken); (iii) provisions related to waiver of rights or remedies (or the delay or omission of enforcement thereof), disclaimers, liability limitations with respect to third parties, releases of legal rights or equitable discharge of defenses; (iv) indemnifications for environmental matters or for violation of securities laws and similar provisions; (v) default interest rates, late payment charges, liquidated damages provisions and other similar items to the extent that they are deemed to be penalties or forfeitures or are found to be usurious; and (vi) the availability of injunctive relief or specific performance in any particular

GS Capital Partners III, L.P.
September  4, 1998
Page 5


case.

                  (b) The opinion expressed herein is further premised on the assumption that: (i) all records, agreements and documents examined by us in connection with the preparation of this opinion are complete, authentic and accurate; (ii) all signatures contained in such records, agreements and documents are genuine signatures of the parties purporting to have signed the same; (iii) all parties signing such records, agreements and documents had, at the time of such signing, full legal capacity to sign and deliver such records and documents and that the facts recited in the affidavits concerning certain powers of attorney are accurate; (iv) the Documents have been duly authorized, executed and delivered by, constitute legal, valid and binding obligations of, and are enforceable against, the Investors; (v) all documents submitted to us as copies or by telecopier conform in all respects to the respective originals; and
(vi) all of the representations and warranties of the Corporation and the Investors in the Stock Purchase Agreement are accurate.

                  (c) The opinion set forth in paragraphs 3 and 4 above are based solely on our review of the Certificate of Incorporation, as amended to date, of the Corporation, TEC and SSN (collectively, the "TIS Group"), the Corporation's Certificate of Designations, the minutes and stock ledgers of the TIS Group, and certificates of such officers of the TIS Group as we have deemed necessary. The opinions set forth in paragraphs 7 and 8 above are based in part on the accuracy of the Investors' representations contained in the Stock Purchase Agreement including, without limitation, those contained in Section 3(h) thereof, that there is no requirement for the Investors to file under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended. The opinion set forth in paragraph 7 above also assumes that the parties acquiring Conversion Shares do so for investment and not as part of a distribution.

                  (d) All statements made herein "to our knowledge", "to our actual knowledge", "as to which we have actual knowledge", "to the best of our knowledge" "known to us" and the like refers to our actual knowledge.

                  We are admitted to practice law in the State of New York and we express no opinion as to the laws of any other jurisdiction except for the corporate law of the State of Delaware and the laws of the United States to the extent referred to herein. The opinions expressed herein are based on applicable laws, rules and regulations in effect and factual circumstances as of the date hereof and we assume no obligation to advise you of any changes concerning the matters discussed herein. This opinion is intended solely for the use of the Investors and may not be reproduced or filed publicly

GS Capital Partners III, L.P.
September  4, 1998
Page 6


or relied upon by any other person without our written consent, except nothing herein shall prevent disclosure of this opinion if specifically required by law or court order or in connection with any litigation involving the transactions contemplated by the Documents.

                                            Very truly yours,


                                            ESANU KATSKY KORINS & SIGER, LLP

                                                                       EXHIBIT K



                             NONDISCLOSURE AGREEMENT


         This NONDISCLOSURE AGREEMENT (this "Agreement"), is made as of September 3, 1998, by and among TRANSACTION INFORMATION SYSTEMS, INC., a corporation formed under the Laws of the State of Delaware (the "Company") and the stockholder set forth on the signature page hereto (the "Stockholder").

         WHEREAS, as of the date hereof, the Company, each of the existing stockholders of the Company, including the Stockholder (the "Existing Stockholders"), GS Capital Partners III, L.P., a Delaware limited partnership ("GSCP"), GS Capital Partners III Offshore, L.P. ("GSCP Offshore"), Goldman, Sachs & Co. Verwaltungs GmbH ("GS Germany"), Stone Street Fund 1998, L.P. ("Stone 1998"), Bridge Street Fund 1998, L.P. ("Bridge 1998," collectively with GSCP, GSCP Offshore, GSCP Germany, Stone 1998 and Bridge 1998, the "GSCP Parties") are entering into a Preferred Stock Purchase Agreement (the "Purchase Agreement") and certain other agreements; and

         WHEREAS, as an inducement to GSCP and the GSCP Parties to enter into the Purchase Agreement, each of the Existing Stockholders have agreed to enter into this Agreement with the Company.

         ACCORDINGLY, the parties hereto agree as follows:

         1. Nondisclosure. The Stockholder acknowledges that (i) the Stockholder has access to and knowledge of Confidential Information (as defined below); (ii) the disclosure of any such Confidential Information to existing or potential competitors of the Company would place the Company at a competitive disadvantage and would cause damage, monetarily or otherwise, to the Company's business and
(iii) the engaging by the Stockholder in any of the activities prohibited by this Agreement may constitute improper appropriation and/or use of Confidential Information. The Stockholder expressly acknowledges the trade secret status of the Confidential Information and that the Confidential Information constitutes a protectable business interest of the Company. The Stockholder will not, during or at any time after the term of his employment with the Company, disclose any Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever except (a) as required in the performance of the Stockholder's duties on behalf of the Company, (b) as required by applicable law or (c) to affiliates of the GSCP Parties or potential investors in the Company. For purposes of this Agreement, "Confidential Information" means any confidential or proprietary information relating to the Company and its affiliates including, without limitation, the identity of the Company's customers, the identity of representatives of customers with whom the Company has dealt, the kinds of services provided by the Company to customers, the manner in which such services are performed or offered to be performed, the service need of actual or prospective customers, pricing information, financial information, information concerning the creation, acquisition or disposition of products and services, customer maintenance listings, computer software applications, research and development data, know-how, personnel information and other trade secrets.

         2. Remedies. The Stockholder agrees that any breach of this Agreement would result in irreparable injury and damage to the Company for which the Company would have no adequate remedy at law. The Stockholder therefore also agrees that in the event of said breach or any threat of breach, the Company (or GSCP or any GSCP Party) shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the Stockholder and/or any and all entities acting for and/or with the Stockholder, without having to prove damages, in addition to any other remedies to which the Company (or GSCP or any GSCP Party) may be entitled at law or in equity. The terms of this paragraph shall not prevent the Company (or GSCP or any GSCP Party) from pursuing any other available remedies for any breach or threatened breach hereof, including but not limited to the recovery of damages from the Stockholder. The Stockholder acknowledges that GSCP and the GSCP Parties would not have entered into the Purchase Agreement had the Stockholder not entered into this Agreement.

         3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority arising out of or relating to this Agreement.

         4. Third Party Rights. The Stockholder hereby expressly agrees and acknowledges that GSCP and each of the GSCP Parties are intended beneficiaries of this Agreement and shall have any and all rights, individually or collectively, to enforce the terms of this Agreement, including pursuant to
Section 2 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            COMPANY:

                            TRANSACTION INFORMATION SYSTEMS, INC.


                            By:_________________________________

                                 Name:Jeffrey Najarian
                                 Title: Chief Executive Officer


                            STOCKHOLDER:


                             ___________________________________

                                                                       Exhibit L

                       INVESTOR PURCHASE OPTION AGREEMENT
                       ----------------------------------


         AGREEMENT made and entered into as of September 4, 1998 by and among the stockholders of Transaction Information Systems, Inc., a Delaware corporation (the "Corporation") set forth on Schedule I hereto (the "Selling Stockholders") and, GS CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("GSCP") GS CAPITAL PARTNERS III OFFSHORE, L.P., GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, STONE STREET FUND 1998, L.P. and BRIDGE STREET FUND 1998, L.P., each of which is an affiliate of The Goldman Sachs Group, L.P. (together with GSCP, the "Investors," each individually referred to as an "Investor").

                               W I T N E S S E T H
                               -------------------


         WHEREAS, simultaneously herewith, the Investors are purchasing from the Corporation, and the Corporation is issuing to the Investors, Series A Preferred Stock ("Series A Preferred Stock"), pursuant to a Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), by and among the Corporation, the Investors and the Selling Stockholders.

         Whereas, in order to induce the Investors to enter into the Purchase Agreement, the Selling Stockholders have agreed to grant to the Investors options to purchase from the Selling Stockholders, in the aggregate, up to the Maximum Number of Shares (as defined herein) (the shares of Common Stock subject to the Options are referred to as the "Option Shares").

         ACCORDINGLY, the parties hereto agree as follows:

         SECTION 1. Definitions. (a) As used herein, the following terms shall have the following meanings:

         "Anniversary Date" shall mean the second anniversary of the date hereof.

         "Closing Price" shall have the meaning set forth in Section 2(f).

         "Common Stock" shall mean any shares of Common Stock of the Corporation and any stock into which such Common Stock may hereafter be changed or for which such Common Stock may be exchanged (other than any such change or exchange in a Sale Transaction) after giving effect to the terms of such change or exchange (by way of reorganization, recapitalization, merger, consolidation or otherwise).

         "Common Stock Equivalents" shall mean securities convertible into, or exchangeable for, shares of Common Stock.

         "Defaulting Selling Stockholder" shall have the meaning set forth in
Section 3(c).

         "IPO" shall mean the closing of the sale of shares of Common Stock in a bona fide, firm commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended.

         "Market Price" shall have the meaning set forth in Section 2(e).

         "Maximum Number of Shares" shall mean the number of shares of Common Stock equal to the product of (i) 3.65% and (ii) the total number of shares of Common Stock outstanding on a Fully Diluted Basis (as defined in the Purchase Agreement) immediately following the Closing (i.e., 818,723 shares of Common Stock assuming no adjustment pursuant to Section 1.9 of the Purchase Agreement), as adjusted in accordance with Section 1.9 of the Purchase Agreement.

         "Original Price" shall mean $7.63.

         "Purchase Options" shall have the meaning set forth in Section 2.

         "Sale Number" shall have the meaning set forth in Section 2(b).

         "Sale Transaction" shall mean a transaction (by way of merger, sale of stock or otherwise) pursuant to which all of the shares of Common Stock and Common Stock Equivalents are sold or exchanged for cash or other property. In the event that any such sale or exchange involves property (including securities) other than cash, then the value of such property, for purposes of determining the consideration received in such Sale Transaction, shall equal (a) if such property consists of equity securities admitted or listed for trading on a national securities exchange or reported on the Automated Quotation System of NASDAQ or a similar service, the average Closing Price of such securities for the 10 trading days ending on the 10th day prior to consummation of the Sale Transaction and (b) in all other cases, as agreed in good faith by the Board of Directors of the Corporation and GSCP.

         "Valuation Multiple" shall have the meaning set forth in Section

2(g).

         "Value Per Share" shall have the meaning set forth in Section 2(d).

         (b) Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Purchase Agreement.

         SECTION 2. Purchase by the Investors. Upon a determination of the Value Per Share (as defined herein) of a share of Common Stock, the options contemplated by, and granted under, this Agreement (the "Purchase Options") shall be exercisable as follows:

         (a) To the extent that the Valuation Multiple is equal to or less than 1.5, the Investors shall have the right, upon the terms and subject to the conditions set forth in this Agreement, to purchase from all of the Selling Stockholders the Maximum Number of Shares, and each of the Selling Stockholders, upon any such exercise, shall sell to the Investors a number of shares of Common Stock equal to the product of such Selling Stockholder's Pro Rata Percentage (as defined in Section 1.3 of the Purchase Agreement) times the Maximum Number of Shares, at a purchase price of $.01 per share.

         (b) To the extent that the Valuation Multiple is greater than 1.5 but less than 2, the Investors shall have the right, upon the terms and subject to the conditions set forth in this Agreement, to purchase from all of the Selling Stockholders the number of shares of Common Stock equal to the product (the "Sale Number") of (x) the difference of (i) 1 minus (ii) the quotient of (A) the Valuation Multiple minus 1.5, divided by (B) .5 (which difference, if a negative number, shall be deemed to be zero for purposes hereof), times (y) the Maximum Number of Shares, and each of the Selling Stockholders, upon any such exercise, shall sell to the Investors the product of such Selling Stockholder's Pro Rata Percentage times the Sale Number, at a purchase price of $.01 per share.

         (c) To the extent that the Valuation Multiple is equal to or greater than 2, the Purchase Options shall be canceled and shall not be exercisable.

         (d) For purposes of this Agreement, "Value Per Share" shall mean (i) in the event of a Sale Transaction which is consummated prior to the Anniversary Date, the consideration received for each share of Common Stock in the Sale Transaction, (ii) in the event of an IPO which is consummated prior to the Anniversary Date, the Market Price of each share of Common Stock, and (iii) in the event that no Sale Transaction or IPO is consummated prior to the Anniversary Date, zero.

         (e) For purposes of this Agreement, "Market Price" shall mean, with respect to shares of Common Stock on any date, the highest arithmetic average of the Closing Prices per share of Common Stock for any 30 consecutive trading day period commencing at any time after the 30th trading day following an IPO, with the last of any such 30 day period ending on the Anniversary Date.

         (f) For purposes of this Agreement, "Closing Price" shall mean, with respect to an equity security for any day, (i) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or (ii) if such security is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the last reported bid and the last reported asked quotation for such security, in either case as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is no longer reporting such information.

         (g) For purposes of this Agreement, "Valuation Multiple" shall mean the quotient of the Value Per Share divided by the Original Price.

         SECTION 3. Notice of Exercise; Closing; Violation of Agreement by Selling Stockholder.

         (a) Notice of Exercise. The Investors shall exercise the Purchase Options by written notice from GSCP to the Agent for the Existing Stockholders (as defined in the Purchase Agreement) or to each of the Selling Stockholders,
(i) if the Value Per Share is being determined as a result of a Sale Transaction, at any time within the 30 day period prior to the consummation of the Sale Transaction or (ii) if the Value Per Share is being determined as a result of an IPO or if no Sale Transaction or IPO is consummated prior to the Anniversary Date, at any time within 30 days after the Anniversary Date. If notice of exercise is given with respect to a Sale Transaction and such Sale Transaction is not consummated, such exercise shall be of no force and effect and the Purchase Options shall thereupon continue in accordance with the terms hereof.

         (b) Closing. (i) The closing of the purchase and sale of the Option Shares under the Purchase Options (the "Closing") shall take place on a date determined by the Investors not later than 15 business days after the applicable notice of exercise is rendered or the fifth business day after the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, as applicable to such transaction.

The Closing shall take place at 10:00 a.m. New York City time at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 or at such other place and date as the parties thereto may agree in writing.

                  (ii) The purchase price payable for the Option Shares hereunder shall be paid in full at the Closing by check or wire transfer of immediately available funds at a bank account designated in writing by the Selling Stockholders. At the Closing, each of the Selling Stockholders selling Option Shares shall deliver to the Investors (i) duly executed certificates representing the Option Shares purchased by the Investors hereunder duly endorsed in blank and (ii) an affidavit, in form reasonably satisfactory to the Investors, as described in Treasury Regulation Section1.1445-2(b)(2). The Option Shares purchased by the InvestorS hereunder shall be free and clear of any and all liens, claims and encumbrances of any kind, nature and description.

         (c) Violation of Agreement by Selling Stockholder. To the extent that any Selling Stockholder (a "Defaulting Selling Stockholder"), in violation of this Agreement, fails to deliver the number of shares required to be sold by him pursuant to any exercise of the Purchase Options, the Investors shall have the right, in addition to all other remedies available to the Investors, to require any other Selling Stockholder or Selling Stockholders to deliver to the Investors, upon any such exercise, the number of shares of Common Stock which the Defaulting Selling Stockholder so failed to deliver, and each Selling Stockholder agrees to deliver such number of shares upon any such request.

         SECTION 4. Adjustments. The total number of shares of Common Stock purchasable upon the exercise of the Purchase Options and the Original Price shall be subject to adjustment from time to time as follows:

         In the event of any change in, or distributions in respect of, the outstanding shares of Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise of the Purchase Options and the Original Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Selling Stockholders' obligations hereunder.

         SECTION 5. Representations and Warranties. (a) Each party hereto represents and warrants to the other parties hereto as follows:

                  (i) It has full power and authority to execute, deliver and perform its obligations under this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by it, and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                  (iii) The execution, delivery and performance of this Agreement by it does not (x) violate, conflict with, or constitute a breach of or default under its organizational documents, if any, or any material agreement to which it is a party or by which it is bound or (y) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

         (b) The Selling Stockholders represent, warrant and covenant to the Investors that:

                  (i) at all times prior to termination of the Purchase Options, they will beneficially own a number of shares of Common Stock at least equal to the Maximum Number of Shares, and

                  (ii) the Option Shares, when sold and delivered pursuant to this Agreement, will be (x) validly issued and outstanding, fully paid and nonassessable, (y) free and clear of any restriction or Encumbrance (as defined in the Purchase Agreement) and (z) free and clear of any rights, including preemptive or similar rights, to purchase or sell or otherwise transfer the Option Shares, or any agreement relating to any of the foregoing, except as otherwise provided by the Stockholders' Agreement.

         SECTION 6. Transfer Taxes. The Selling Stockholders agree that they will pay, and will hold the Investors harmless from any and all liability with respect to any stamp, transfer or other Taxes which may be determined to be payable in connection with the execution and delivery and performance of this Agreement or any modification, amendment or alteration of the terms or provisions of this Agreement, and that they will similarly pay and hold the Investors harmless from all such Taxes in respect of the sale of the Option Shares to the Investors.

         SECTION 7. Notices. All notices hereunder shall be in writing and shall be sufficiently given when sent by facsimile (subject to telephonic confirmation of receipt and mailing of a confirmation copy), personally delivered or when sent by a nationally recognized overnight or local courier service or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto at the following addresses and facsimile numbers:

If to the Selling Stockholders:     to the addresses listed in Schedule 1 hereto

with a copy to:

         Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY 10158
                                    Telecopy: (212) 953-6899
                                    Attention: Roy M. Korins, Esq.


If to the Investors:   GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York 10004
                                    Telecopy: (212) 902-3000
                                    Attention: Randall Blumenthal

with a copy to:        GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York 10004
                                    Telecopy: (212) 357-5505
                                    Attention: Ben Adler, Esq.

and a copy to:         Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York 10004
                                    Telecopy: (212) 859-8586
                                    Attention: Paul M. Reinstein, Esq.

or at such other address or facsimile number as any party may designate to any other party by written notice. Notices shall be deemed to have been given when received.

         SECTION 8. Miscellaneous. (a) This Agreement may be executed in any number of counterparts which, when executed and delivered by all parties hereto, shall be binding on all parties hereto and shall constitute one agreement, notwithstanding that all parties have not signed the same counterpart.

         (b) This Agreement shall bind and inure to the benefit of each party hereto and its respective successors and assigns. The Corporation and each of the Selling Stockholders acknowledge that the Investors shall have the right to assign all or part of its rights and obligations under this Agreement to any party without the consent of the Corporation or any of the Selling Stockholders. Upon any such assignment, such assignee shall have the obligations and be able to exercise all rights of the Investors hereunder and shall agree to be bound by the terms of this Agreement.

         (c) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York court, this being in addition to any other remedy to which they may be entitled at law or in equity.

         (d) The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement. As used herein, the neuter gender shall also denote the masculine and feminine where the context so permits.

         (e) This Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to the principles of conflicts of law thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the state of New York and of the United States of America, in each case located in the county of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the state of New York or the United States of America, in each case located in the county of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.


         (f) If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder thereof, and the application thereof to any other persons and circumstances, shall not be affected thereby, and each term and provision hereof shall be enforced to the fullest extent permitted by applicable law.

         (g) This Agreement may be amended only by a written instrument signed by the parties hereto. No provision of this Agreement may be waived except by an instrument in writing signed by the party sought to be bound. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.

                         CORPORATION:

                         TRANSACTION INFORMATION SYSTEMS, INC.


                         By:
                            -------------------------------------------
                            Name:
                            Title:

                         INVESTORS:

                         GS CAPITAL PARTNERS III, L.P.
                         By: GS Advisors III, L.P., its general partner
                             By: GS Advisors III, L.L.C., its general partner


                                By:
                                   ------------------------------------
                                   Authorized Signatory



                         GS CAPITAL PARTNERS III OFFSHORE, L.P.
                         By: GS Advisors III (Cayman), L.P., its General Partner
                             By: GS Advisors III, L.L.C., its General Partner


                                By:
                                   ------------------------------------
                                    Authorized Signatory

                         GOLDMAN, SACHS & CO. VERWALTUNGS GmbH


                         By:
                             ---------------------------------
                             Managing Director

                         and


                         By:
                             ---------------------------------
                             Managing Director
                                    or
                             Registered Agent


                         STONE STREET FUND 1998, L.P.
                         By: Stone Street Advantage Corp.
                             General Partner


                             By:
                                ------------------------------

                         BRIDGE STREET FUND 1998, L.P.
                         By: Stone Street Advantage Corp.
                             Managing General Partner


                             By:
                                ------------------------------

                        EXISTING STOCKHOLDERS:

                            --------------------------------------
                            MARK ARZOOMANIAN

                            --------------------------------------
                            PAUL BAYSE

                            --------------------------------------
                            PETER BONJUKLIAN

                            --------------------------------------
                            ARTHUR FARKAS

                            --------------------------------------
                            MITCHELL FASS

                            --------------------------------------
                            ROBERT GOLD

                            --------------------------------------
                            PETER MELOMO

                            --------------------------------------
                            JEFFREY NAJARIAN

                            --------------------------------------
                            GEORGE SETFORD

                            --------------------------------------
                            EDWARD SHAW

                            --------------------------------------
                            JONATHAN TODER

                                                                      SCHEDULE 1
                                                                      ----------

                     SELLING STOCKHOLDER NAMES AND ADDRESSES
                     ---------------------------------------

Name and Address of Stockholder
-------------------------------

Mark Arzoomanian
52 Alpine Drive
Closter, New Jersey  07624
Facsimile:

Paul Bayse
446 Stuyvesant
Rutherford, New Jersey 07070
Facsimile:

Peter Bonjuklian
25 Column Court
Ramsey, New Jersey 07446
Facsimile:

Arthur Farkas
63 Sutton Drive
Manalapan, New Jersey 07726
Facsimile:

Mitchell Fass
89 King Street
Edison, New Jersey 08820
Facsimile:

Robert Gold
11 Candeub Court
Manalapan, New Jersey 07726
Facsimile:

Name and Address of Stockholder
-------------------------------

Peter Melomo
2205 Maple Avenue
Cortlandt Manor, New York 10566
Facsimile:

Jeffrey Najarian
7 Oakwood Court
Holmdel, New Jersey 07733
Facsimile:

George Setford
110 Catalpa Avenue
Hackensack, New Jersey 07601
Facsimile:

Edward Shaw
60 Furnace Woods Road
Cortlandt Manor, New York 10566
Facsimile:

Jonathan Toder
31 Whitlaw Close
Chappaqua, New York 10514
Facsimile:

                                                                       Exhibit M

                 EXISTING STOCKHOLDER PURCHASE OPTION AGREEMENT
                 ----------------------------------------------


         AGREEMENT made and entered into as of September 4, 1998 by and among GS CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("GSCP"), GS CAPITAL PARTNERS III OFFSHORE, L.P., GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, STONE STREET FUND 1998, L.P. and BRIDGE STREET FUND 1998, L.P., each of which is an affiliate of The Goldman Sachs Group, L.P., (together with GSCP, the "Investors," each individually referred to as an "Investor") and the stockholders (the "Existing Stockholders") of Transaction Information Systems, Inc., a Delaware corporation (the "Corporation") set forth on Schedule I hereto.

                               W I T N E S S E T H
                               -------------------


         WHEREAS, simultaneously herewith, the Investors are purchasing from the Corporation, and the Corporation is issuing to the Investors, Series A Preferred Stock ("Series A Preferred Stock"), pursuant to a Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), by and among the Corporation, the Investors and the Existing Stockholders.

         Whereas, the Investors have agreed to grant to the Existing Stockholders options to purchase from the Investors in the aggregate, a number of Shares of Common Stock equal to (i) the number of Subject Shares (as defined herein), and (ii) the Previously Purchased Shares (as defined herein), if any, (the Subject Shares and the Previously Purchased Shares collectively referred to herein as the "Option Shares").

         ACCORDINGLY, the parties hereto agree as follows:

         SECTION 1. Definitions. (a) As used herein, the following terms shall have the following meanings:

         "Anniversary Date" shall mean March 2, 2001.

         "Closing Price" shall have the meaning set forth in Section 2(f).

         "Common Stock" shall mean any shares of Common Stock of the Corporation and any stock into which such Common Stock may hereafter be changed or for which such Common Stock may be exchanged (other than any such change or exchange in a Sale Transaction) after giving effect to the terms of such change or exchange (by way of reorganization, recapitalization, merger, consolidation or otherwise).

         "Common Stock Equivalents" shall mean securities convertible into, or exchangeable for, shares of Common Stock.

         "Defaulting Investor" shall have the meaning set forth in Section 3(c).

         "Investor Percentage" shall mean a fraction, the numerator of which is the number of shares of Series A Preferred Stock held by an Investor on the date (the "Initial Issuance Date") of initial issuance of such shares and the denominator of which is equal to the total number of shares of outstanding Series A Preferred Stock as of the Initial Issuance Date.

         "IPO" shall mean the closing of the sale of shares of Common Stock in a bona fide, firm commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended.

         "Market Price" shall have the meaning set forth in Section 2(e).

         "Previously Purchased Shares" shall mean any shares of Common Stock purchased by the Investors under that certain Investor Purchase Option Agreement, dated as of September __, 1998, by and among the Corporation, the Investors and the Existing Stockholders.

         "Original Price" shall mean $7.63.

         "Purchase Option" shall have the meaning set forth in Section 2.

         "Sale Number" shall have the meaning set forth in Section 2(b).

         "Sale Transaction" shall mean a transaction (by way of merger, sale of stock or otherwise) pursuant to which all of the shares of Common Stock and Common Stock Equivalents are sold or exchanged for cash or other property. In the event that any such sale or exchange involves property (including Securities) other than cash, then the value of such property for purposes of determining the consideration received in such Sale Transaction, shall equal (a) if such property consists of equity securities admitted or listed for trading on a national securities exchange or reported on the Automated Quotation System of NASDAQ or a similar service, the average Closing Price of such securities for the 10 trading days ending on the 10th day prior to consummation of the Sale Transaction and (b) in all other cases, as agreed in good faith by the Board of Directors of the Corporation and GSCP.

         "Subject Shares" shall mean number of shares of Common Stock equal to the product of (i) 1.825% and (ii) the total number of shares of Common Stock outstanding on a Fully Diluted Basis (as defined in the Purchase Agreement) immediately following the Closing (i.e., 409,361 shares of Common Stock assuming no adjustment pursuant to Section 1.9 of the Purchase Agreement), as adjusted in accordance with Section 1.9 of the Purchase Agreement.

         "Valuation Multiple" shall have the meaning set forth in Section 2(g).

         "Value Per Share" shall have the meaning set forth in Section 2(d).

         (b) Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Purchase Agreement.

         SECTION 2. Purchase by the Existing Stockholders. Upon a determination of the Value Per Share (as defined herein) of a share of Common Stock, the options contemplated by, and granted under, this Agreement (the "Purchase Option") shall be exercisable as follows:

         (a) To the extent that the Valuation Multiple is 2.75 or greater, the Agent for the Existing Stockholders, (as defined in the Purchase Agreement) acting for the Existing Stockholders, shall have the right, upon the terms and subject to the conditions set forth in this Agreement, to purchase from each of the Investors, and each of the Investors, upon any such exercise, shall sell to the Existing Stockholders, the number of shares of Common Stock equal to the product of (x) such Investor's Investor Percentage times (y) the number of Subject Shares, at a purchase price of $.01 per share.

         (b) In addition, to the extent that the Valuation Multiple is greater than 2.75, the Agent for the Existing Stockholders, acting for the Existing Stockholders, shall have the right, upon the terms and subject to the conditions set forth in this Agreement, to purchase from each of the Investors, and each of the Investors, upon any such exercise, shall sell to the Existing Stockholders, the number of shares of Common Stock owned by such Investor equal to the number of Previously Purchased Shares purchased by such Investor, at a purchase price of $.01 per share.

         (c) To the extent that the Valuation Multiple is 2.75 or less, this Purchase Option shall not be exercisable and all rights of the Existing Stockholders hereunder shall terminate on the Anniversary Date.

         (d) For purposes of this Agreement, "Value Per Share" shall mean (i) in the event of a Sale Transaction which is consummated prior to the Anniversary Date, the consideration received for each share of Common Stock in the Sale Transaction, (ii) in the event of an IPO which is consummated prior to the Anniversary Date, the Market Price of each share of Common Stock, and (iii) in the event that no Sale Transaction or IPO is consummated prior to the Anniversary Date, zero.

         (e) For purposes of this Agreement, "Market Price" shall mean, with respect to shares of Common Stock on any date, the highest arithmetic average of the Closing Prices per share of Common Stock for any 30 consecutive trading day period commencing at any time after the 30th trading day following an IPO, with the last of any such 30 day period ending on the Anniversary Date.

         (f) For purposes of this Agreement, "Closing Price" shall mean, with respect to an equity security for any day, (i) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which such security is listed or admitted for trading or (ii) if such security is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the last reported bid and the last reported asked quotation for such security, in either case as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is no longer reporting such information.

         (g) For purposes of this Agreement, "Valuation Multiple" shall mean the quotient of the Value Per Share divided by the Original Price.

         SECTION 3. Notice of Exercise; Closing; Violation of Agreement by Investor.

         (a) Notice of Exercise. The Existing Stockholders shall exercise the Purchase Option by written notice given by the Agent for the Existing Stockholders to each of the Investors, (i) if the Value Per Share is being determined as a result of a Sale Transaction, at any time within the 30 day period prior to the consummation of the Sale Transaction or (ii) if the Value Per Share is being determined as a result of an IPO or if no Sale Transaction or IPO is consummated prior to the Anniversary Date, at any time within 30 days after the Anniversary Date. If notice of exercise is given with respect to a Sale Transaction and such Sale Transaction is not consummated, such exercise shall be of no force and effect and the Purchase Option shall thereupon continue in accordance with the terms hereof.

         (b) Closing. (i) The closing of the purchase and sale of the Option Shares under the Purchase Option (the "Closing") shall take place on a date determined by the Existing Stockholders not later than 15 business days after the applicable notice of exercise is rendered or the fifth business day after the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, as applicable to such transaction. The Closing shall take place at 10:00 a.m. New York City time at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 or at such other place and date as the parties thereto may agree in writing.

               (ii) The purchase price payable for the Option Shares hereunder shall be paid in full at the Closing by check or wire transfer of immediately available funds at a bank account designated in writing by the Investors. At the Closing, each of the Investors selling Option Shares shall deliver to the Existing Stockholders (i) duly executed certificates representing the Option Shares purchased by the Existing Stockholders hereunder duly endorsed in blank and (ii) an affidavit, in form reasonably satisfactory to the Existing Stockholders, as described in Treasury Regulation
Section 1.1445-2(b)(2). The Option Shares purchased by the Existing Stockholders hereunder shall be free and clear of any and all liens, claims and encumbrances of any kind, nature and description.

         SECTION 4. Adjustments. The total number of shares of Common Stock purchasable upon the exercise of the Purchase Option and the Original Price shall be subject to adjustment from time to time as follows:

         In the event of any change in, or distributions in respect of, the outstanding shares of Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type and number of shares of Common Stock purchasable upon exercise of the Purchase Option and the Original Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Investors' obligations hereunder.

         SECTION 5. Representations and Warranties. (a) Each party hereto represents and warrants to the other parties hereto as follows:

               (i) It has full power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by it, and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

               (iii) The execution, delivery and performance of this Agreement by it does not (x) violate, conflict with, or constitute a breach of or default under its organizational documents, if any, or any material agreement to which it is a party or by which it is bound or (y) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

         (b) The Investors represent, warrant and covenant to the Existing
Stockholders:

               (i) at all times prior to termination of the Purchase Options, they will beneficially own a number of shares of Common Stock at least equal to the number of Subject Shares and the number of Previously Purchased Shares, if any, and

               (ii) the Option Shares, when sold and delivered pursuant to this Agreement, will be (x) validly issued and outstanding, fully paid and nonassessable,

(y) free and clear of any restriction or Encumbrance (as defined in the Purchase Agreement) and (z) free and clear of any rights, including preemptive or similar rights, to purchase or sell or otherwise transfer the Option Shares, or any agreement relating to any of the foregoing, except as otherwise provided by the Stockholders' Agreement.

         SECTION 6. Transfer Taxes. The Investors agree that they will pay, and will hold the Existing Stockholders harmless from any and all liability with respect to any stamp, transfer or other Taxes which may be determined to be payable in connection with the execution and delivery and performance of this Agreement or any modification, amendment or alteration of the terms or provisions of this Agreement, and that they will similarly pay and hold the Existing Stockholders harmless from all such Taxes in respect of the sale of the Option Shares to the Existing Stockholders.

         SECTION 7. Notices. All notices hereunder shall be in writing and shall be sufficiently given when sent by facsimile (subject to telephonic confirmation of receipt and mailing of a confirmation copy), personally delivered or when sent by a nationally recognized overnight or local courier service or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto at the following addresses and facsimile numbers:

If to the Corporation:              Transaction Information Systems, Inc.
                                    115 Broadway, 20th Floor
                                    New York, NY 10006
                                    Telecopy: (212) 962-7175
                                    Attention: Jeffrey Najarian

with a copy to:                     Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY 10158
                                    Telecopy: (212) 953-6899
                                    Attention: Roy M. Korins, Esq.

If to the Existing Stockholders:    to the addresses listed in Schedule 1 hereto

with a copy to:

                                    Esanu Katsky Korins & Siger, LLP
                                    605 Third Avenue, 16th Floor
                                    New York, NY 10158
                                    Telecopy: (212) 953-6899
                                    Attention: Roy M. Korins, Esq.

If to the Investors:                GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York 10004
                                    Telecopy: (212) 902-3000
                                    Attention: Randall Blumenthal

with a copy to:                     GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York 10004
                                    Telecopy: (212) 357-5505
                                    Attention: Ben Adler, Esq.

and a copy to:                      Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York 10004
                                    Telecopy: (212) 859-8586
                                    Attention: Paul M. Reinstein, Esq.

or at such other address or facsimile number as any party may designate to any other party by written notice. Notices shall be deemed to have been given when received.

         SECTION 8. Miscellaneous. (a) This Agreement may be executed in any number of counterparts which, when executed and delivered by all parties hereto, shall be binding on all parties hereto and shall constitute one agreement, notwithstanding that all parties have not signed the same counterpart.

         (b) No Existing Stockholder may transfer or assign any of his rights or obligations hereunder other than, upon the death of an Existing Stockholder, to the heirs or testamentary legatees of such Existing Stockholder.

         (c) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York court, this being in addition to any other remedy to which they may be entitled at law or in equity.

         (d) The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement. As used herein, the neuter gender shall also denote the masculine and feminine where the context so permits.

         (e) This Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to the principles of conflicts of law thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the state of New York and of the United States of America, in each case located in the county of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the state of New York or the United States of America, in each case located in the county of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         (f) If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder thereof, and the application thereof to any other persons and circumstances, shall not be affected thereby, and each term and provision hereof shall be enforced to the fullest extent permitted by applicable law.

         (g) This Agreement may be amended only by a written instrument signed by the parties hereto. No provision of this Agreement may be waived except by an instrument in writing signed by the party sought to be bound. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.

                         CORPORATION:

                         TRANSACTION INFORMATION SYSTEMS, INC.


                         By:
                            -------------------------------------
                                Name:
                                Title:

                         INVESTORS:

                         GS CAPITAL PARTNERS III, L.P.
                         By: GS Advisors III, L.P., its general partner
                            By: GS Advisors III, L.L.C., its general partner


                                By:
                                   ----------------------------------
                                   Authorized Signatory



                         GS CAPITAL PARTNERS III OFFSHORE, L.P.
                         By: GS Advisors III (Cayman), L.P., its General Partner
                            By: GS Advisors III, L.L.C., its General Partner


                               By:
                                  -----------------------------------
                                  Authorized Signatory

                         GOLDMAN, SACHS & CO. VERWALTUNGS GmbH


                         By:
                            ---------------------------------
                                Managing Director

                         and


                         By:
                            ---------------------------------
                                Managing Director
                                      or
                                Registered Agent


                         STONE STREET FUND 1998, L.P.
                         By: Stone Street Advantage Corp.
                             General Partner


                             By:
                                ---------------------------------

                         BRIDGE STREET FUND 1998, L.P.
                         By: Stone Street Advantage Corp.
                             Managing General Partner


                             By:
                                ---------------------------------

                         EXISTING STOCKHOLDERS:

                             --------------------------------------
                             MARK ARZOOMANIAN

                             --------------------------------------
                             PAUL BAYSE

                             --------------------------------------
                             PETER BONJUKLIAN

                             --------------------------------------
                             ARTHUR FARKAS

                             --------------------------------------
                             MITCHELL FASS

                             --------------------------------------
                             ROBERT GOLD

                             --------------------------------------
                             PETER MELOMO

                             --------------------------------------
                             JEFFREY NAJARIAN

                             --------------------------------------
                             GEORGE SETFORD

                             --------------------------------------
                             EDWARD SHAW

                             --------------------------------------
                             JONATHAN TODER

                                                                      SCHEDULE 1
                                                                      ----------

                    EXISTING STOCKHOLDER NAMES AND ADDRESSES
                    ----------------------------------------

Name and Address of Stockholder
-------------------------------

Mark Arzoomanian
52 Alpine Drive
Closter, New Jersey  07624
Facsimile:

Paul Bayse
446 Stuyvesant
Rutherford, New Jersey 07070
Facsimile:

Peter Bonjuklian
25 Column Court
Ramsey, New Jersey 07446
Facsimile:

Arthur Farkas
63 Sutton Drive
Manalapan, New Jersey 07726
Facsimile:

Mitchell Fass
89 King Street
Edison, New Jersey 08820
Facsimile:

Robert Gold
11 Candeub Court
Manalapan, New Jersey 07726
Facsimile:

Name and Address of Stockholder
-------------------------------

Peter Melomo
2205 Maple Avenue
Cortlandt Manor, New York 10566
Facsimile:

Jeffrey Najarian
7 Oakwood Court
Holmdel, New Jersey 07733
Facsimile:

George Setford
110 Catalpa Avenue
Hackensack, New Jersey 07601
Facsimile:

Edward Shaw
60 Furnace Woods Road
Cortlandt Manor, New York 10566
Facsimile:

Jonathan Toder
31 Whitlaw Close
Chappaqua, New York 10514
Facsimile:

                                     ANNEX I

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                          LIST OF EXISTING STOCKHOLDERS





                               NAME OF STOCKHOLDER
                                Mark Arzoomanian
                                   Paul Bayse
                                Peter Bonjuklian
                                  Arthur Farkas
                                  Mitchell Fass
                                   Robert Gold
                                  Peter Melomo
                                Jeffrey Najarian
                                 George Setford
                                   Edward Shaw
                                 Jonathan Toder

                                   Annex II
                  To the Preferred Stock Purchase Agreement
                                 by and among
                    Transaction Information Systems, Inc.
          The Shareholders of Transaction Infromation Systems, Inc.
                      and GS CAPITAL PARTNERS III, L.P.


                                   Investors


GS Capital Partners III, L.P.                  68.126%      34,063,120.89

GS Capital Partners III Offshore, L.P.         18.729%       9,364,351.65

GS Capital Partners III (Germany) C.L.P.        3.145%       1,572,527.46

Stone Street Fund 1998, L.P.                    7.682%       3,840,830.00

Bridge Street Fund 1998, L.P.                   2.318%       1,159,170.00
                                                            -------------
                                                            50,000,000.00
                                                            =============

                                    ANNEX III

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                         LIST OF SHARES BEING PURCHASED


                                                                                   NUMBER OF
NAME OF STOCKHOLDER                                                          SHARES REPURCHASED(1)
-------------------                                                          ---------------------
Mark Arzoomanian                                                                    780,800
Paul Bayse                                                                           59,603
Peter Bonjuklian                                                                    178,809
Arthur Farkas                                                                       119,206
Mitchell Fass                                                                       387,420
Robert Gold                                                                         900,006
Peter Melomo                                                                         89,405
Jeffrey Najarian                                                                  1,019,213
George Setford                                                                    1,019,213
Edward Shaw                                                                       1,019,213
Jonathan Toder                                                                      387,420
         Total:                                                                   5,960,308


(1)      After giving effect to the stock dividend.

                                  SCHEDULE 1.2

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                 USE OF PROCEEDS

THE NUMBERS IN SCHEDULE 1.2 AND 2.3(A) DO NOT REFLECT THE STOCK DIVIDEND.


      Name                                                                     Number of Options
Dan Bello                                                                            6,250
Peter Donan                                                                          6,250
Scott Faktor                                                                        12,500
Tom Laux                                                                             5,000
Paula Lerner                                                                         5,000
Sally Ann Martins                                                                    6,250
Joe Mule                                                                             5,000
Nick Pasquale                                                                       12,500
Gary Raymond                                                                        12,500
Ana Robatto                                                                          5,000
Pat Roughan                                                                         12,500
John Schroeder                                                                       5,000
Steve Tracy                                                                          5,000
Paul Wanuga                                                                         12,500
      TOTAL                                                                        111,250

                                  SCHEDULE 1.3

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                               PRO RATA PERCENTAGE


                                                            Number of                        Percentage
Name of Stockholder                                       Shares Owned(1)                    Ownership
-------------------                                       ---------------                    ----------
Mark Arzoomanian                                             1,310,000                         13.100%
Paul Bayse                                                     100,000                          1.000
Peter Bonjuklian                                               300,000                          3.000
Arthur Farkas                                                  200,000                          2.000
Mitchell Fass                                                  650,000                          6.500
Robert Gold                                                  1,510,000                         15.100
Peter Melomo                                                   150,000                          1.500
Jeffrey Najarian                                             1,710,000                         17.100
George Setford                                               1,710,000                         17.100
Edward Shaw                                                  1,710,000                         17.100
Jonathan Toder                                                 650,000                          6.500
                  Total:                                    10,000,000                        100.000%

1        Before giving effect to the stock dividend.

                                  SCHEDULE 1.7

                             SHAREHOLDER ALLOCATION



                     Mark Arzoomanian              $426,143
                     Paul Bayse                     $32,530
                     Peter Bonjuklian               $37,090
                     Arthur Farkas                  $65,060
                     Mitchell Fass                  $16,445
                     Robert Gold                   $341,203
                     Peter Melomo                   $26,295
                     Jeffrey Najarian              $556,263
                     George Setford                $556,263
                     Edward Shaw                   $556,263
                     Jonathan Toder                $136,445
                     Total                       $2,750,000

                                  SCHEDULE 2.1

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                     QUALIFICATIONS IN CERTAIN JURISDICTIONS

Transaction Information Systems, Inc. (Delaware)
In Good Standing in the State of Delaware
Currently qualified in New York and California and in Good Standing
Pending qualifications in the states of New Jersey, Massachusetts, Texas, North Carolina and Pennsylvania

TIS Equipment Corp. (Delaware)
In Good Standing in the State of Delaware
Pending qualification in the State of New York

Setford-Shaw-Najarian Associates Ltd. (New York)
In Good Standing in the State of New York
Currently qualified in Massachusetts and in Good Standing
Pending qualifications in the states of New Jersey, Texas, North Carolina and Pennsylvania

                                 SCHEDULE 2.3(A)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                 CAPITALIZATION

THE NUMBERS IN SCHEDULE 1.2 AND 2.3(A) DO NOT REFLECT THE STOCK DIVIDEND.

Transaction Information Systems, Inc. Stock Option List


                                                                                 Option
                                                        Exercise                 Number
Name                                                    Price                    of Shares
----                                                    --------                 ---------
Josh Abrams                                              $12.00                    2,500
Mark Alashaian                                             4.00                    6,600
                                                          12.00                    5,000
Audra Arzoomanian                                         12.00                    5,000
Seth Babikian                                              4.00                    5,000
                                                          12.00                    5,000
Stu Biering                                               12.00                    5,000
Dan Bello                                                  4.00                   25,000(1)
Andy Brown                                                 4.00                    6,600
                                                          16.00                   10,000
Vinnie Campasano                                          12.00                   30,000
Chris Cassidy                                             12.00                    1,000
Joe Chechel                                                4.00                    5,000
Rosemarie Chen                                            16.00                   10,000
Peter Donan                                                4.00                   25,000(1)
Tom Donnelly                                              12.00                   10,000(2)
Greg Donovan                                              12.00                   10,000
Dan Doyon                                                  4.00                    6,600
                                                          12.00                   10,000
Mark Elder                                                 4.00                    6,600
                                                          12.00                    5,000

1        25% of such options to be purchased and retired.

2        Options issued, but none vested because employment ceased.

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                 CAPITALIZATION


                                                                                  Option
                                                         Exercise                 Number
Name                                                     Price                    of Shares
----                                                     --------                 ---------
George Engelbrecht                                        12.00                   20,000
Vince Epifanio                                             4.00                    6,600
                                                          12.00                    5,000
Scott Faktor                                               4.00                   50,000(1)
John Grabowski                                             4.00                   10,000
                                                          16.00                   10,000
Bruce Gigarjian                                           12.00                   10,000
Kirina Gnip                                                4.00                    6,600
Sachin Gogri                                              12.00                    7,500
John Heinzinger                                            4.00                   10,000
                                                          12.00                    5,000
Bob Jeronowitz                                            12.00                   26,500
Wayne Kaufhold                                            12.00                    5,000
Tom Kitrick                                               12.00                    5,000
David Kristiansen                                         12.00                   10,000
Tom Laux                                                   4.00                   20,000(1)
                                                          12.00                    5,000
Paula Lerner                                               4.00                   20,000(1)
Steve Listhaus                                             4.00                    6,600
                                                          12.00                    5,000
Matt Malvese                                              12.00                   10,000
Kelvin Mapp                                               12.00                   10,000


1        25% of such options to be purchased and retired.

2        Options issued, but none vested because employment ceased.

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                 CAPITALIZATION


                                                                                 Option
                                                        Exercise                 Number
Name                                                    Price                    of Shares
----                                                    --------                 ---------
Dolly Marquez                                             16.00                   1,000
Sally Ann Martins                                          4.00                   25,000(1)
Margi Miller                                              16.00                   5,000
Bob McCarthy                                              16.00                  10,000
Jim McCarthy                                              12.00                   5,000(2)
Mike McCabe                                               12.00                   5,000(2)
Keith Miscione                                            16.00                  10,000
Joe Mule                                                   4.00                  20,000(1)
Anthony Nelson                                            12.00                  10,000
Tom Nolan                                                 12.00                   5,000
Peter Outerbridge                                          4.00                   6,600
                                                          12.00                   5,000
Nick Pasquale                                              4.00                  50,000(1)
Jennifer Pinco                                            12.00                  10,000
Sara Pursley                                              12.00                   5,000
Meghan Quinn                                              12.00                  26,500
Gary Raymond                                               4.00                  50,000(1)
Ana Robatto                                                4.00                  20,000(1)
Pat Roughan                                                4.00                  50,000(1)
John Schroeder                                             4.00                  20,000(1)
                                                          16.00                  10,000
Bill Schmidt                                              16.00                  10,000

1        25% of such options to be purchased and retired.

2        Options issued, but none vested because employment ceased.

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                 CAPITALIZATION


                                                                                Option
                                                        Exercise                Number
Name                                                    Price                   of Shares
----                                                    --------                ---------
Mark Schneider                                            12.00                  20,000
Pat Slutsky                                               12.00                  10,000
Greg Surles                                               12.00                   5,000
Steve Tracy                                                4.00                  20,000(1)
Lynn Tusa                                                  4.00                  10,000
                                                          12.00                   5,000
Ray Viggiano                                               4.00                  10,000
                                                          12.00                   5,000
Paul Wanuga                                                4.00                  50,000(1)
Cathy Weber                                               16.00                  10,000
Bob Weiner                                                 4.00                   6,600

                  Management anticipates granting the following additional stock options, calculated on a pre-dividend basis, after the Closing:


                           [David Schiffman]                            7,500
                           [Chief financial officer]                   50,000
                           [Systems architect]                         10,000
                           [Sales manager]                             10,000
                           [In-house lawyer]                            5,000
                                                                       ------
                                                                       82,500 (165,000 post dividend)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                 CAPITALIZATION

Transaction Information Systems, Inc. Stockholders (Common Stock Issuance Only)


Shareholder Name                                             Certificate Number              Number of Shares
----------------                                             ------------------              ----------------
Arzoomanian, Mark                                                    C-1                          1,310,000
Bayse, Paul                                                          C-2                           100,000
Bonjuklian, Peter                                                    C-3                           300,000
Farkas, Arthur                                                       C-4                           200,000
Fass, Mitchell                                                       C-5                           650,000
Gold, Robert                                                         C-6                          1,510,000
Melomo, Peter                                                        C-7                           150,000
Najarian, Jeffrey                                                    C-8                          1,710,000
Setford, George                                                      C-9                          1,710,000
Shaw, Edward                                                        C-10                          1,710,000
Toder, Jonathan                                                     C-11                           650,000

                                 SCHEDULE 2.3(b)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                 CAPITALIZATION

See Schedule 2.3(a) regarding options.

                                  SCHEDULE 2.5

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                  OUTSTANDING TIS EQUIPMENT CORP. STOCK OPTIONS


                                                              Number of
                                                            Shares subject
         Name                                                to Option(1)
         ----                                               --------------
         George Engelbrecht                                     20,000

         Bob Jeronowitz                                         26,500

         Paula Lerner                                           20,000

         Bob McCarthy                                            5,000

         Keith Miscione                                         10,000

         Jennifer Pinco                                         10,000

         Sara Pursley                                            5,000

         Meghan Quinn                                           26,500
                                                              --------
                                                               123,000

1        Before giving effect to stock dividend.

                                  SCHEDULE 2.7

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   LIABILITIES

NONE

                                  SCHEDULE 2.8

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                               ABSENCE OF CHANGES

NONE

                                  SCHEDULE 2.9

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   NO CONFLICT

NONE

                                  SCHEDULE 2.10

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS

Atlantic Mutual Insurance Company, Worker's Compensation, Policy Number 401520007, Premium Payment $103,798.26. Atlantic Mutual Insurance Company, Fire, General Liability, Crime and Umbrella, Policy Number 486304219, Premium Payment $81,550.00.

Lease, between Transaction Information Systems, Inc. and 11/115 Broadway Limited Partnership for certain space located at 111/115 Broadway, New York, New York 10006, Annual Base Rent $518,060.04.

BancBoston Leasing Master Lease Agreement, approximately $576,000 in annual payments.

AT&T Capital Corporation Lease Agreements, approximately $90,000 in annual payments.

Sanwa Leasing Corporation Lease Agreements, approximately $100,000 in annual payments.

Merrill Lynch Business Financial Services Inc. WCMA Line of Credit, in the principal amount of $2,000,000 to Setford-Shaw-Najarian Associates, Ltd., and related loan, security and guaranty agreements.

Merrill Lynch Business Financial Services Inc. WCMA Line of Credit, in the principal amount of $5,000,000, to Transaction Information Systems, Inc, and related loan, security and guaranty agreements.

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS


Transaction Information Systems, Inc., TIS Equipment Corp. and
Setford-Shaw-Najarian Associates, Ltd. Employee Salaries


                                                    Annual Base
    Employee Name                                  Salary Amount
    -------------                                  -------------
Najarian, Jeff                                      $241,707.56
Arzoomanian, Mark                                    229,707.56
Shaw, Edward                                         229,707.56
Bayse, Paul                                          179,707.56
Bonjuklian, Peter                                    179,707.56
Farkas, Arthur                                       179,707.56
Fass, Mitchell                                       179,707.56
Toder, Jonathan                                      179,707.56
Campasano, Vincent                                   175,000.00
Schroeder, John                                      175,000.00
Slutsky, Patricia                                    175,000.00
Donan, Peter                                         150,000.00
Burt, James                                          150,000.00
Hoffart, John                                        140,000.00
Jetton, Nancy                                        140,000.00
Meyer, Fred                                          135,000.00
Djamoos, Gregeory                                    132,000.00
Silveira, Charles                                    130,000.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS


                                                    Annual Base
    Employee Name                                  Salary Amount
    -------------                                  -------------
Catanzaro, Dean                                     $130,000.00
Tindell, Larry                                       130,000.00
Jensen, Randy                                        130,000.00
Kandebo, Richard                                     130,000.00
Hampton, Scott                                       130,000.00
Frankel, Yan                                         130,000.00
Sumilat, Ben                                         125,000.00
Miscione, Keith                                      125,000.00
Rodzevik, Stephen                                    125,000.00
Elder, Mark                                          120,000.00
Reddy, Koti                                          120,000.00
Schmidt, William                                     120,000.00
Blokhin, Vitaliy                                     120,000.00
Shaver, Chandra                                      115,000.00
Lozada, Humberto                                     115,000.00
Shapiro, Lori                                        115,000.00
Harper Sr., Reginald                                 115,000.00
Haddad, Sadie                                        115,000.00
Brown, Andrew                                        110,000.00
Martinage, Elizabeth                                 110,000.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS


                                                    Annual Base
    Employee Name                                  Salary Amount
    -------------                                  -------------
Kristiansen, David                                  $110,000.00
Monin, Ludmila                                       110,000.00
Trinidad, Oscar                                      110,000.00
Davis, William                                       110,000.00
Brady, Bridget                                       107,500.00
Chen, Rosemarie                                      105,000.00
Netzer, Malcah                                       105,000.00
Nolan, Thomas                                        102,000.00
Clark, Brenda                                        100,000.00
Ely, Edward                                          100,000.00
Hunter, Edward                                       100,000.00
Faktor, Scott                                        100,000.00
Heinzinger, John                                     100,000.00
Hubert, Dick                                         100,000.00
Van Camp, Jason                                      100,000.00
Harris, Jon                                          100,000.00
Lam, Kai Wing                                        100,000.00
Kitrick, Tom                                         100,000.00
Listhaus, Steve                                      100,000.00
Folgia, Michael                                      100,000.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS


                                                    Annual Base
    Employee Name                                  Salary Amount
    -------------                                  -------------
Mule, Joseph                                        $100,000.00
Robatto,  Ana                                        100,000.00
Parise, Robert                                       100,000.00
Roughan, Patricia                                    100,000.00
Schneider, Mark                                      100,000.00
Tusa, Lynn                                           100,000.00
Viggiano, Raymond                                    100,000.00
Khandaker, Zahid                                     100,000.00


Outside Contractors


                                                             Amounts Billed for the
      Company Name                                           months 1/1/98-6/30/98
      ------------                                           ----------------------
A&Z Software Group                                                $141,776.00
Advanced Software Services                                         102,169.20
Alpha-Omega Tech                                                   152,847.50
Amerisource                                                        137,720.00
Churchill Benefits Group                                           256,592.50
Computech                                                          131,851.25
Delta International                                                128,193.00
Forward Tech Inc.                                                  175,970.00
Holland Technology Group                                           135,443.75

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS


                                                             Amounts Billed for the
      Company Name                                           months 1/1/98-6/30/98
      ------------                                           ----------------------
IKRON Inc.                                                        $122,640.00
Intelligroup                                                       168,758.00
International Comp. Tech.                                          103,870.00
International Software Group                                       829,426.13
NSA Inc.                                                           162,000.00
Software Research Group                                            190,237.15
Stellar Tech Inc.                                                  194,895.00
Syntel                                                             174,340.00
Systems Task Inc.                                                  247,529.50
Technosoft                                                         141,000.00
The Boston Group                                                   120,217.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS

Top Clients


       Client Name                                                     Amount Billed for
       -----------                                                 the months 1/1/98-6/30/98
                                                                   -------------------------
Chase Manhattan Bank                                                     $4,979,101.00
Citibank                                                                  4,610,884.00
Ernst & Young                                                             1,600,067.00
Paine Webber Inc                                                          1,281,723.00
MAS, Inc.                                                                 1,097,650.00
CS First Boston                                                             810,691.00
Dow Jones & Company Inc.                                                    787,280.00
Putnam Investments                                                          698,708.00
Bear Stearns                                                                652,539.00
Merrill Lynch                                                               624,569.00
Schneider Automation                                                        553,050.00
First Data Merchant Services                                                487,353.00
Prudential                                                                  467,271.00
Hoffmanlaroche                                                              453,186.00
Olde Discount                                                               437,942.00
Mckinsey & Co                                                               420,520.31
Automatic Data Processing                                                   397,285.00
State Street Bank                                                           396,444.00
American International Group                                                340,332.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   AGREEMENTS


                                                                  Amount Billed for
       Client Name                                            the months 1/1/98-6/30/98
       -----------                                            -------------------------
Fuji Capital Markets                                                  $304,084.00
Martin Gellar CPA                                                      303,170.00
ABB Turbocharger, Inc.                                                 292,039.00
JP Morgan                                                              291,027.00
Stop & Shop                                                            273,347.00
Hoechst Marion Roussell,                                               272,752.00
Inc.
Deloitte & Touche                                                      258,858.00

                                  SCHEDULE 2.11

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                          INTELLECTUAL PROPERTY MATTERS

NONE

                                SCHEDULE 2.11(a)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                          INTELLECTUAL PROPERTY RIGHTS

Transaction Information Systems, Inc. Intellectual Property Rights


Intellectual Property Rights                       Registration Number                     Date of Filings
----------------------------                       -------------------                     ---------------
FLITE                                                  78/075,334                              01/12/98
AppTech                                                74/231,656                              07/24/98
HumanActive                                            75/231,657                              07/31/98

                                SCHEDULE 2.11(b)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                    THIRD PARTY INTELLECTUAL PROPERTY RIGHTS


                          Logo Names                                                                 Payments
                          ----------                                                                ----------
Digital Equipment Corporation Software & Application Partner (ASAP)                                 $        0
IBM BESTeam Partner                                                                                          0
Lotus Premium Partner                                                                                        0
Microsoft Solutions Partner                                                                                  0
Netscape Alliance Plus and Gold DevEdge Partner                                                       1,395.00
Oracle Development Partner                                                                              595.00
PeopleSoft Global Alliance Partner                                                                    2,000.00
SAP Partner: TeamSAP, Accelerated ASAP Partner                                                       20,000.00
Sun Development Partner                                                                              15,000.00
Sun Authorized Java Center                                                                                   0
Sybase Development Partner                                                                            1,500.00

                                SCHEDULE 2.14(a)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                        PERSONAL PROPERTY, REAL PROPERTY


SEE ATTACHED ITEMS

                                SCHEDULE 2.14(b)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                        PERSONAL PROPERTY, REAL PROPERTY

Office Leases for Certain Premises Located at:

(A) Trevose, PA - Suite 301, Three Neshaminy Interplex, Offices#33, #34, #35, Trevose, PA 19053

(B) Iselin, NJ - 100 Wood Avenue South, Iselin, New Jersey 08830 (Metro Center One)

(C)      New York, NY - 115 Broadway, 20th and 21st floors, New York, NY

(D)      Charlotte, NC - 5925 Carnegie Blvd; Charlotte, NC 28209

(E)      San Francisco, CA - 44 Montgomery Street, Suite 500, San Francisco, CA

(F)      Dallas, TX - 3010 LBJ Freeway, Suite 1200, Dallas, TX 75234

(G)      Boston, MA - 10 High Street, Suite 650, Boston, MA 02110

The leased property in connection with the BancBoston Master Lease Agreement and the above-mentioned Office Leases are accounted for under GAAP as capitalized leases.

                                  SCHEDULE 2.15

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

         Dental Insurance

         Short/long Term Disability Insurance

         Long/term Disability Insurance

         Major Medical Insurance

         Life Insurance

         401(k) Plan

Transaction Information Systems, Inc. Employment Agreements with the following persons:

Ahmad, Naseer
Burt, James
Campasano, Vincent
Djamoos, Gregory
Donan, Peter
Hoffart, John
Jensen, Randy
Jetton, Nancy
Kandebo, Richard
Meyer, Fred
Schroeder, John
Silveira, Charles
Slutsky, Patricia
Tindell, Larry
Blokhin, Vitaliy
Brady, Bridget
Brown, Andrew
Chen, Rosemarie
Clark, Brenda
Davis, William
Elder, Mark

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

Transaction Information Systems, Inc. Employment Agreements

Bauigadda, Madhusudhana Rao
Ely, Edward
Faktor, Scott
Frankel, Yan
Haddad, Sadie
Harper Sr., Reginald
Heinzinger, John
Hubert, Dick
Hunter, Edward
Kaufhold, Wayne
Kristiansen, David
Lozada, Humberto
Martinage, Elizabeth
McCarthy, Robert
Miscione, Keith
Monin, Ludmila
Netzer, Malcah
Nolan, Thomas
Reddy, Koti
Rodzevik, Stephen
Schmidt, William
Shapiro, Lori
Shaver, Chandra
Sumilat, Ben
Trinidad, Oscar
Van Camp, Jason
Betancur, Alex
Bierig, Stu
Chandrasekaran, Bala
Da Ponte, Diana
Dahlberg, Michael
Denney, Kirsten
Engelbrecht, George

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

Transaction Information Systems, Inc. Employment Agreements

Bentacur, Alexander
Folgia, Michael
Gadayev, Georgiy
Grabowski, Jon
Hult, Chris
Khandaker, Zahid
Kitrick, Tom
Lam, Kai Wing
Lindeman, William
Listhaus, Steve
Martin, Eladio
Mills, Holland
Mule, Joseph
Parise, Robert
Pasquale, Nicholas
Pinco, Jennifer
Quinn, Meghan
Robatto, Ana
Schneider, Mark
Shah, Keten
Spyros, Spyros
Tusa, Lynn
Wu, Kang
Abrams, Josh
Albert, Toya
Angelis, Virginia
Arcot, Raj
Barbara, Mark
Bello, Dan
Bhowmick, Jayadratha
Bianco, Francesca

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

Transaction Information Systems, Inc. Employment Agreements

Huske, Michael
Buono, Anthony
Chaykov, Alex
Chong, George
Desmond, Anne
DiMartini, Krista
Eframi, Lazar
Karia, Bharat
Karnowski, David
Kasny, Steve
Kirichenko, Vadim
Kouznetski, Alex
Kramer, Will
Kress, Russell
Maduramuthu, Vijay
Martins, Sally Ann
Mayo, Marlene
Ng, Judy Kent
Panjabi, Raj
Pursley, Sara
Pydishetty, Raj
Raymond, Gary
Riley, James
Soloway Amy
Wendt, Kurt
Wong, Edward
Agarwal, Manoj
Aggarwal, Kapil
Alashaian, Mark
Babikian, Seth
Berman, a
Diver, Eugene

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

Transaction Information Systems, Inc. Employment Agreements

Doan, Luc
Drew, Chris
Epifanio, Vince
Jumarito, Paul
Kalyuzhny, Arkady
Kolikineni, Jhansi
Koronides, Christos
Lerner, Paula
Levine, Stu
Lo, Lynette
Malik, Punit
Margulis, Galina
Marquez, Dolly
Miller, Margi
Perrault, Ivy
Peterson, Andrew
Presman, Yevgeniy
Radomyslsky, Boris
Richard, Anthony
Rini, Elizabeth
Rogin, Robert
Sfer, George
Siddabathuni, Prasad
Tarasek, Judith
Wong, Paul
Agarkar, Kedar
Bissooridial, Yoginand
Caron, Paul
Chechel, Joseph
Cornelison, Chad
Doucette, Tim

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

Transaction Information Systems, Inc. Employment Agreements

Spille, Michael
Edelshain, Nigel
Estevez, Lisa
Fabre, Ralph
Fevrier, McCous
Flaschner, John
Fore, Jonathan
Gigarjian, Bruce
Hagopian, Gary
Hassan, Atif
Houghtalen, Eric
Hoyt, Burt
Iyer, Suresh
Jain, Ravi
Jalal, Mohammed
Kanthamneni, Sitaramaiah
Kuske, Michael
Mapp, Kelvin
Patel, Rohit
Ricciardi, Anthony
Shah, Rishi
Spirito, Thomas
Voskoboynikov, Peter
Weber, Catherine
Wigren, James
Zavinsky, Joseph
Babusis, Grazina
Bhattacherjee, De
Boylan, Joanne
Brey, Lauren
Brice, Roman

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

Transaction Information Systems, Inc. Employment Agreements

Catalfumo, Mike
Curtiss, Alan
Dande, Daniel
Delahunt, Peter
Delgizzo, Fred
Flecha , Ann
Garcia-Torres, Javier
Gorokhovsky, Gennady
Guerrero, Alberto
Harvey, Mike
Holdenrid, Malia
Huegel, Ken
Kelley, Karen
Kogan, Daniel
Leshner, Josh
Marszal, Stan
Mcdevitt, John
McPherson, Charles
Mudie-Modeste, Monette
O'Neill, Katie
Sant Ram, Mohit
Sinha, Poonam
Smith, Chad
Varshavskiy, Leonid
Wolf, Chris
Wu, Jian
Zhuk, Igor
Rutkowski, Michael
Schreck, Mitch
Sottilare, Colleen

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

TIS Equipment Corp. Employment Agreements

Zhandaker, Zahia
Aleles, Joe
Bavigadda, Madhu
Donovan, Greg
Doyon, Daniel
Gogri, Sachin
Jeronowitz, Robert
Krolak, Amy
Levine, Josh
Lin, Jack
Nelson, Anthony
Outerbridge, Peter
Raikanti, Vivekananda
Topolosky, Jason
Wanuga, Paul

Setford-Shaw-Najarian Associates, Ltd. Employment Agreements

Arzoomanian, Audra
Enright, Thomas
Epifanio, Michael
Gnip, Kirina
Kalikas, George
Laux, Thomas
Malvese, Matthew
Schreiber, James
Tracy, Stephen
Weiner, Robert

                                SCHEDULE 2.15(a)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                            EMPLOYEE BENEFITS MATTERS

NONE

                                  SCHEDULE 2.16

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      LABOR

Transaction Information Systems, Inc. Employees


   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Arzoomanian, Mark                                                       $229,707.56
Bayse, Paul                                                             $179,707.56
Bonjuklian, Peter                                                       $179,707.56
Burt, James                                                             $150,000.00
Campasano, Vincent                                                      $175,000.00
Catanzaro, Dean                                                         $130,000.00
Djamoos, Gregory                                                        $132,000.00
Donan, Peter                                                            $150,000.00
Farkas, Arthur                                                          $179,707.56
Fass, Mitchell                                                          $179,707.56
Frankel, Yan                                                            $130,000.00
Hampton, Scott                                                          $130,000.00
Hoffart, John                                                           $140,000.00
Jensen, Randy                                                           $130,000.00
Jetton, Nancy                                                           $140,000.00
Kandebo, Richard                                                        $130,000.00
Meyer, Fred                                                             $135,000.00
Najarian, Jeff                                                          $241,707.56
Schroeder, John                                                         $175,000.00
Shaw, Edward                                                            $229,707.56
Silveira, Charles                                                       $130,000.00
Slutsky, Patricia                                                       $175,000.00
Tindell, Larry                                                          $130,000.00
Toder, Jonathan                                                         $179,707.56

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      LABOR

Transaction Information Systems, Inc. Employees


   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Blokhin, Vitaliy                                                        $120,000.00
Brady, Bridget                                                          $107,500.00
Brown, Andrew                                                           $110,000.00
Chen, Rosemarie                                                         $105,000.00
Clark, Brenda                                                           $100,000.00
Davis, William                                                          $110,000.00
Elder, Mark                                                             $120,000.00
Haddad, Sadie                                                           $115,000.00
Harper Sr., Reginald                                                    $115,000.00
Kaufhold, Wayne                                                         $125,000.00
Kristiansen, David                                                      $110,000.00
Lozada, Humberto                                                        $115,000.00
Martinage, Elizabeth                                                    $110,000.00
McCarthy, Robert                                                        $125,000.00
Miscione, Keith                                                         $125,000.00
Monin, Ludmila                                                          $110,000.00
Netzer, Malcah                                                          $105,000.00
Nolan, Thomas                                                           $102,000.00
Reddy, Koti                                                             $120,000.00
Rodzevik, Stephen                                                       $125,000.00
Schmidt, William                                                        $120,000.00
Shapiro, Lori                                                           $115,000.00
Shaver, Chandra                                                         $115,000.00
Sumilat, Ben                                                            $125,000.00
Trinidad, Oscar                                                         $110,000.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      LABOR

Transaction Information Systems, Inc. Employees

   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Betancur, Alex                                                          $ 95,000.00
Ely, Edward                                                             $100,000.00
Faktor, Scott                                                           $100,000.00
Folgia, Michael                                                         $100,000.00
Harris, Jon                                                             $100,000.00
Heinzinger, John                                                        $100,000.00
Hubert, Dick                                                            $100,000.00
Hunter, Edward                                                          $100,000.00
Khandaker, Zahid                                                        $100,000.00
Kitrick, Tom                                                            $100,000.00
Lam, Kai Wing                                                           $100,000.00
Listhaus, Steve                                                         $100,000.00
Martin, Eladio                                                          $ 98,000.00
Mule, Joseph                                                            $100,000.00
Parise, Robert                                                          $100,000.00
Quinn, Meghan                                                           $ 99,000.00
Robatto,  Ana                                                           $100,000.00
Roughan, Patricia                                                       $100,000.00
Schneider, Mark                                                         $100,000.00
Shah, Keten                                                             $ 97,160.00
Spyros, Spyros                                                          $ 96,000.00
Tusa, Lynn                                                              $100,000.00
Van Camp, Jason                                                         $100,000.00
Viggiano, Raymond                                                       $100,000.00
Viscovich, Robert                                                       $ 96,000.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT

                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      LABOR

Transaction Information Systems, Inc. Employees


   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Bhowmick, Jayadratha                                                     $85,000.00
Bianco, Franchesca                                                       $85,000.00
Bierig, Stu                                                              $92,500.00
Chandrasekaran, B                                                        $95,000.00
Chaykov, Alex                                                            $85,000.00
Da Ponte, Diana                                                          $91,000.00
Dahlberg, Michael                                                        $95,000.00
Denney, Kirsten                                                          $90,000.00
Engelbrecht, George                                                      $95,000.00
Franklin, Jim                                                            $90,000.00
Gadayev, Gregory                                                         $90,000.00
Grabowski, Jon                                                           $95,000.00
Hult, Chris                                                              $90,000.00
Karnowski, David                                                         $85,000.00
Lindeman, William                                                        $95,000.00
Mills, Holland                                                           $90,000.00
Ng, Judy                                                                 $86,500.00
Pasquale, Nicholas                                                       $90,000.00
Pinco, Jennifer                                                          $90,000.00
Pursley, Sara                                                            $90,000.00
Pydishetty, Raj                                                          $90,000.00
Raymond, Gary                                                            $90,000.00
Riley, James                                                             $88,000.00
Wong, Edward                                                             $90,000.00
Wu, Kang                                                                 $93,500.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG

                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      LABOR

Transaction Information Systems, Inc. Employees


   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Abrams, Josh                                                             $82,500.00
Chong, George                                                            $82,000.00
Dimartini, Krista                                                        $85,000.00
Kasny, Steve                                                             $84,000.00
Kirichenko, Vadim                                                        $83,000.00
Kramer, Will                                                             $83,000.00
Maduramuthu, Vijay                                                       $85,000.00
Panjabi, Raj                                                             $85,000.00

TIS Equipment Corp. Employees


   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Bavigadda, Madhu                                                        $ 75,000.00
Donovan, Greg                                                           $ 75,000.00
Doyon, Daniel                                                           $145,000.00
Gogri, Sachin                                                           $ 93,500.00
Gold, Robert                                                            $229,707.56
Jeronowitz, Robert                                                      $ 99,000.00
Krolak, Amy                                                             $ 79,500.00
Melomo, Peter                                                           $179,707.56
Nelson, Anthony                                                         $ 93,500.00
Outerbridge, Peter                                                      $ 72,000.00
Spille, Michael                                                         $106,000.00
Topolosky, Jason                                                        $ 68,000.00
Wanuga, Paul                                                            $134,000.00

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT

                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      LABOR

TIS Equipment Corp. Employees


   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Aleles, Joe                                                              $60,000.00
Levine, Josh                                                             $55,000.00
Lin, Jack                                                                $51,000.00
Raikanti, Vivekananda                                                    $60,000.00

Setford-Shaw-Najarian Associates Ltd. Employees


   Employee Name                                                 Annual Base Compensation
   -------------                                                 ------------------------
Arzoomanian, Audra                                                      $ 60,000.00
Enright, Thomas                                                         $ 60,000.00
Epifanio, Michael                                                       $ 52,000.00
Gnip, Kirina                                                            $ 78,000.00
Kalikas, George                                                         $ 50,000.00
Laux, Thomas                                                            $ 62,000.00
Malvese, Matthew                                                        $ 70,000.00
Schreiber, James                                                        $ 50,000.00
Setford, George                                                         $229,707.56
Tracy, Stephen                                                          $ 78,000.00
Weiner, Robert                                                          $156,000.00

                                  SCHEDULE 2.17

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                   LITIGATION

PMG Securities Corporation v. Transaction Information Systems, and Robert Gold d/a/a Transaction Information Systems, Index No. 97/602608

Claude Nadaf and Nadcomp Systems, Inc. v. Transaction Information Systems, Inc., Index No.15122/98

                                  SCHEDULE 2.18

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                          COMPLIANCE WITH LAWS, PERMITS

Transaction Information Systems, Inc. (Delaware)
Pending qualifications in the states of New Jersey, Massachusetts, Texas, North Carolina and Pennsylvania

TIS Equipment Corp. (Delaware)
Pending qualification in the State of New York

Setford-Shaw-Najarian Associates Ltd. (New York)
Pending qualifications in the states of New Jersey, Texas, North Carolina and Pennsylvania

                                  SCHEDULE 2.19

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                COMMISSIONS, ETC.

NONE.

                                SCHEDULE 2.21(a)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                              RELATED TRANSACTIONS

                                      NONE

                                SCHEDULE 2.22(a)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      TAXES

Income Tax Returns are Filed in the Following Jurisdictions:
Massachusetts
New Jersey
New York
New York City
Pennsylvania

                              SCHEDULE 2.22(b)(ii)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      TAXES

S-Corporation Election (Transaction Information Systems, Inc.)

Jurisdiction                                              Date
------------                                              ----
Federal                                                   July 1, 1994
Delaware                                                  September 1, 1997
Massachusetts                                             January 1, 1996
New York                                                  July 1, 1994
New Jersey                                                December 1, 1996
Pennsylvania                                              September 29, 1997

S-Corporation Election (TIS Equipment Corp.)


Jurisdiction                                               Date
------------                                               ----
Federal                                                    January 1, 1997
New York                                                   January 1, 1997


S-Corporation Election (Setford-Shaw-Najarian Associates, Ltd.)


Jurisdiction                                               Date
------------                                               ----
Federal                                                    January 1, 1994
New York                                                   January 1, 1994


Federal Subchapter S Subsidiary Election (Setford-Shaw-Najarian Associates,
Ltd.)

Jurisdiction                                               Date
------------                                               ----
Federal                                                    December 31, 1997

                                SCHEDULE 2.22(d)

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                      TAXES

NONE.

                                  SCHEDULE 2.24

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                                    INSURANCE


       Policy Type                Company          Policy Number    Effective   Expiration    Premium
       -----------                -------          -------------       Date        Date       -------
                                                                    ---------   ----------
Bond                          Reliance Insurance   TBD               07/20/98    07/20/99    $ 13,845.00
Employee Dishonesty           Company

Bond                          U.S.F.G. & Co.       59006059209954    07/26/98    07/26/01    $    675.00
Employee Dishonesty Blanket   Insurance Co.

Fire                          Atlantic Mutual      486304219         08/03/98    08/03/99    $ 81,550.00
General Liability             Insurance Co.
Crime
Umbrella Commercial

Errors & Omissions            Lloyds of London     MPL0111400        12/22/97    12/22/98    $ 47,970.00

Worker's Compensation         Atlantic Mutual
                              Insurance Company    401520007         11/25/97    11/25/98    $103,798.26

Employment Practices          London Special
                              Risks, Ltd           047/276           04/25/98    04/25/99    $ 24,084.00

                                  SCHEDULE 2.27

                    TO THE PREFERRED STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                      TRANSACTION INFORMATION SYSTEMS, INC.
            THE SHAREHOLDERS OF TRANSACTION INFORMATION SYSTEMS, INC.
                        AND GS CAPITAL PARTNERS III, L.P.

                           INVESTMENT BANKING SERVICES

NONE


                                      -52-